UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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NCR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2015 ANNUAL MEETING

AND PROXY STATEMENT

March 12, 2015

Dear Fellow NCR Stockholder:

I am pleased to invite you to attend the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) for NCR Corporation, a Maryland corporation (“NCR” or “the Company”) that will be held on April 22, 2015, at 9:00 a.m. Eastern Time. This year, the Annual Meeting will be a virtual meeting of stockholders. You will be able to attend the Annual Meeting, vote and submit questions during the Annual Meeting via a live webcast by visiting www.virtualshareholdermeeting.com/NCR. As in the past, prior to the Annual Meeting you will be able to vote at www.proxyvote.com on the matters submitted for stockholder approval at the Annual Meeting and we encourage you to do so.

The accompanying notice of the Annual Meeting and proxy statement tell you more about the agenda and procedures for the meeting. They also describe how the Board of Directors operates and provide information about our director candidates, executive officer and director compensation and corporate governance matters. I look forward to sharing more information with you about NCR at the Annual Meeting.

As in prior years, we are offering to our stockholders the option to receive NCR’s proxy materials on the Internet. We believe this option, which we intend to continue to offer in future years, will be preferred by many of our stockholders, as it allows NCR to provide our stockholders the information they need in an environmentally-conscious form and at a reduced cost.

Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, I urge you to authorize your proxy as soon as possible. You may vote by proxy on the Internet or by telephone, or, if you received the proxy materials by mail, you may also vote by mail. Your vote will ensure your representation at the Annual Meeting regardless of whether you attend via webcast on April 22, 2015.

Sincerely,

William R. Nuti

Chairman of the Board,

Chief Executive Officer and President

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF NCR CORPORATION

Time:

9:00 a.m. Eastern Time

Date:

Wednesday, April 22, 2015

Place:

Virtual Meeting via webcast at www.virtualshareholdermeeting.com/NCR

Purpose:

•

Elect three Class A directors identified in this proxy statement to hold office for three-year terms and one Class C director to hold office for a two-year term, or until his or her respective successor is duly elected and qualified;

•	Consider and vote upon the ratification of the appointment of PricewaterhouseCoopers LLC (“PricewaterhouseCoopers”) as the Company’s independent registered public accounting firm for 2015;
•	Consider and vote to approve, on an advisory basis, executive compensation (“say on pay”) as disclosed in these proxy materials;
•	Consider and vote upon a directors’ proposal to approve the amendment and restatement of the NCR Corporation Economic Profit Plan for purposes of Section 162(m) of the Internal Revenue Code;
•

Consider and vote upon a directors’ proposal to amend and restate the charter of the Company to eliminate the supermajority provisions contemplated by the Maryland General Corporation Law and the Company’s charter;

•

Consider and vote upon a directors’ proposal to amend the charter of the Company to eliminate the classification of the Board of Directors of the Company and provide for the annual election of all directors elected at or after the Company’s 2016 Annual Meeting of Stockholders; and

•	Transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

Other Important Information:

•	Registered holders of NCR common stock at the close of business on February 10, 2015 may vote at the meeting.
•

Your shares cannot be voted unless they are represented by proxy or in person by the record holder attending the meeting via webcast. Even if you plan to attend the meeting via webcast, please authorize your proxy.

•

If you wish to watch the webcast at a location provided by the Company, the Company’s Maryland counsel, Venable LLP, will air the webcast at its offices located at 750 E. Pratt Street, Suite 900, Baltimore, MD 21202. Please note that no members of management or the Board will be in attendance at this location. If you wish to view the Annual Meeting via webcast at Venable LLP’s office, please follow the directions for doing so set forth in the “Annual Meeting Admission” section in this proxy statement.

By order of the Board of Directors,

Edward Gallagher

Acting General Counsel and Secretary

March 12, 2015

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on April 22, 2015

This proxy statement and NCR’s 2014 Annual Report on Form 10-K are available at www.proxyvote.com.

NCR Corporation

3097 Satellite Boulevard

Duluth, Georgia 30096

PROXY STATEMENT

GENERAL INFORMATION

These materials are intended to solicit proxies on behalf of the Board of Directors of NCR Corporation, a Maryland corporation (which we refer to as “NCR,” the “Company,” “we,” or “us”), for the 2015 Annual Meeting of Stockholders (“Annual Meeting”), including any adjournment or postponement thereof. This year, the Annual Meeting will be a virtual meeting of stockholders. You will be able to attend the Annual Meeting, vote and submit questions during the Annual Meeting via a live webcast by visiting www.virtualshareholdermeeting.com/NCR. The meeting will convene at 9:00 a.m. Eastern Time on April 22, 2015.

Delivery of Proxy Materials

We are providing access to our proxy materials (including this proxy statement, together with a notice of meeting and the Company’s annual report) on the Internet pursuant to rules adopted by the Securities and Exchange Commission (“SEC”). Accordingly, beginning on or about March 12, 2015 we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to stockholders entitled to vote at the meeting. You may also request a printed copy of the proxy materials by mail. If you do so, these materials will also include the proxy card for the Annual Meeting. To request a printed copy of the proxy materials, please contact us via the Internet (www.proxyvote.com), telephone (1-800-579-1639) or by email (sendmaterial@proxyvote.com) on or before April 8, 2015. If requesting materials by email, please send a blank email with the 12-digit Control Number (located on the Notice) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

All stockholders will have the ability to access, beginning on March 12, 2015, the proxy materials on the website referred to in the Notice or to request to receive a printed copy of the proxy materials at no charge. If you request a printed copy of the proxy materials, we will mail them to you within three business days of your request, at no cost to you. The Notice includes instructions on how to access the electronic proxy materials, as well as instructions for requesting a printed copy. In addition, stockholders may permanently elect to receive future proxy materials in either electronic form by email or printed form by mail. If you make such an election, we will continue to send you the materials pursuant to your election until you notify us otherwise.

We are taking advantage of the householding rules adopted by the SEC that permit us to deliver only one Notice to stockholders who share an address, unless otherwise requested. This allows us to reduce the expense of delivering duplicate Notices to our stockholders who may have more than one stock account or who share an address with another NCR stockholder. If you have multiple NCR common stock record accounts and/or share an address with a family member who is an NCR stockholder and have received only one Notice, you may write us at 250 Greenwich Street, 35th Floor, New York, NY 10007 or call us at 1-800-225-5627 to request separate copies of the proxy materials at no cost to you. If you have received only one copy of the Notice and you do not wish to participate in the householding program or if you have received multiple copies of the Notice and you do wish to participate in the householding program, please call 1-800-542-1061 to “opt-in,” “opt-out” or revoke your consent.

Stockholders Entitled to Vote at the Meeting

If you were a registered stockholder at the close of business on the record date for the meeting, February 10, 2015, you are entitled to vote at the meeting. There were 168,684,913 shares of common stock outstanding on the record date. You will have one vote on each matter properly brought before the meeting for each share of NCR common stock you own.

Electronic Access to Proxy Materials and Annual Report

The Notice includes instructions regarding how to:

•	view proxy materials for the Annual Meeting on the Internet; and

•	instruct us to send you all future proxy materials by email.

If you choose to receive future proxy materials by email, next year you will receive an email with a link to the proxy materials and proxy voting site. Your election to receive future proxy materials by email will remain in effect until you terminate your election. Choosing to receive your future proxy materials by email will save the Company the cost of producing and mailing these documents and reduce the impact of our Annual Meeting on the environment.

How to Vote Your Shares

Your vote is important. Your shares can be voted at the Annual Meeting only if you are present in person via attendance at the virtual meeting by webcast or represented by proxy. Even if you plan to attend the virtual meeting, we urge you to authorize your proxy in advance. We encourage you to authorize your proxy electronically by going to the www.proxyvote.com website or by calling the toll-free number (for residents of the United States and Canada) listed on your proxy card. Please have your proxy card in hand when going online or calling. If you authorize your proxy electronically, you do not need to return your proxy card. If you received proxy materials by mail and choose to authorize your proxy by mail, simply mark your proxy card, and then date, sign and return it in the postage-paid envelope provided so it is received no later than April 21, 2015.

If you hold your shares beneficially in street name, i.e., through a nominee (such as a bank or broker), you may be able to authorize your proxy by telephone or the Internet as well as by mail. You should follow the instructions you receive from your broker or other nominee to vote these shares.

How to Revoke Your Proxy

You may revoke your proxy at any time before it is voted at the meeting by:

•	voting again on the Internet or by telephone (only the latest Internet or telephone proxy will be counted);

•	properly executing and delivering a later-dated proxy card;

•	voting by ballot at the meeting; or

•

sending a written notice of revocation to the inspector of election in care of the Corporate Secretary of the Company at 250 Greenwich Street, 35th Floor, New York, NY 10007 so it is received no later than April 21, 2015.

Voting at the Annual Meeting

The method by which you vote and authorize your proxy will in no way limit your right to vote at the Virtual Annual Meeting if you later decide to vote during that meeting. If you hold your shares in street name, you must obtain a proxy executed in your favor from your nominee (such as your bank or broker) to be able to vote at the meeting.

Your shares will be voted at the meeting as directed by your electronic proxy, the instructions on your proxy card or voting instructions if: (1) you are entitled to vote; (2) your proxy was properly executed or properly authorized electronically; (3) we received your proxy prior to the meeting; and (4) you did not revoke your proxy prior to or at the meeting.

Voting Shares Held in the NCR Savings Plan

If you are a participant in the NCR Savings Plan, your proxy includes any NCR common stock allocated to your plan account. The trustee of this plan will vote the number of shares allocated to your account according to your instructions. If you do not vote your shares in the NCR Savings Plan as instructed above, the trustee will vote unallocated shares, and any allocated shares for which voting instructions are not timely received, in the same proportion of “For” and “Against” votes as the shares for which voting instructions were timely received.

Voting Shares Held Under the NCR Direct Stock Purchase and Sale Plan

If you are a participant in the Direct Stock Purchase and Sale Plan (the “DSPP”) administered by our transfer agent, Wells Fargo Bank, N.A. for NCR, your proxy includes the NCR common stock held in your DSPP account. Wells Fargo Bank, N.A., as the DSPP administrator, is the stockholder of record of that plan and will not vote those shares unless you provide it with instructions, which you may do by telephone, the Internet or by mail.

Quorum for the Meeting; Votes Required to Approve Each Item

The presence at the meeting (in person via attendance at the virtual meeting or by proxy) of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting as of the close of business on February 10, 2015 constitutes a quorum allowing us to conduct business at the meeting. A majority of all the votes cast (in person via attendance at the virtual meeting or by proxy) is required to elect directors, to ratify the appointment of our independent registered public accounting firm, to approve the non-binding advisory vote on executive compensation, and to approve the directors’ proposal to approve the amendment and restatement of the NCR Corporation Economic Profit Plan for purposes of Section 162(m) of the Internal Revenue Code. Under Maryland law, abstention and broker “non-votes” will not be counted as votes cast and will have no effect on the votes for the proposals described above.

With respect to both: (i) the directors’ proposal to amend and restate the Company’s charter to eliminate the supermajority provisions contemplated by the Maryland General Corporation Law and the Company’s charter, and (ii) the directors’ proposal to amend the charter of the Company to eliminate the classified Board of Directors of the Company and provide for annual election of all directors elected at or after the Company’s 2016 Annual Meeting of Stockholders, 80% of the shares of the outstanding stock of the Company entitled to vote generally in the election of directors is required in order to approve both of these proposals. Under Maryland law, abstentions and broker “non-votes” will not be counted as votes cast and will have the effect of a vote against these two items. A broker “non-vote” occurs when a broker returns a properly executed proxy but does not vote on a particular proposal because the broker does not have the discretionary authority to vote on the proposal and has not received voting instructions from the beneficial owner regarding the proposal. Under the rules of the New York Stock Exchange (“NYSE”), brokers have the discretionary authority to vote on the ratification of our independent registered public accounting firm, but not for the election of our directors, the non-binding advisory vote on executive compensation, the directors’ proposal to approve the amendment and restatement of the NCR Corporation Economic Profit Plan for purposes of Section 162(m) of the Internal Revenue Code, the directors’ proposal to amend and restate the Company’s charter to eliminate the supermajority provisions contemplated by the Maryland General Corporation Law and the Company’s charter, or the directors’ proposal to amend the charter of the Company to eliminate the classified Board of Directors of the Company and provide for annual election of all directors elected at or after the Company’s 2016 Annual Meeting of Stockholders.

Annual Meeting Admission

You may attend the virtual Annual Meeting if you are a registered stockholder, a proxy for a registered stockholder, or a beneficial owner of NCR common stock with evidence of ownership. If you wish to watch the webcast at a location provided by the Company, the Company’s Maryland counsel, Venable LLP, will air the webcast at its offices located at 750 E. Pratt Street, Suite 900, Baltimore, MD 21202. Please note that no members of management or the Board will be in attendance at this location. If you wish to view the Annual Meeting via webcast at Venable LLP’s office, please complete the Reservation Request Form found at the end of this proxy statement.

Annual Meeting Voting Results

We will include the results of the votes taken at the Annual Meeting in a current report on Form 8-K filed with the SEC within four business days following the meeting.

The Board’s Recommendations

If you authorize your proxy electronically or by telephone or send a properly executed proxy without specific voting instructions, your shares represented by that proxy will be voted as unanimously recommended by the Board of Directors:

•	FOR the election of each of the three Class A director nominees and the one Class C director nominee;

•	FOR ratification of the appointment of PricewaterhouseCoopers as the Company’s independent registered public accounting firm for 2015;

•	FOR the approval, on an advisory basis, of executive compensation as disclosed in these proxy materials;

•	FOR the approval of the directors’ proposal to approve the amendment and restatement of the NCR Corporation Economic Profit Plan for purposes of Section 162(m) of the Internal Revenue Code;

•

FOR the directors’ proposal to amend and restate the charter of the Company to eliminate the supermajority provisions contemplated by the Maryland General Corporation Law and the Company’s charter; and

•

FOR the directors’ proposal to amend the charter of the Company to eliminate the classification of the Board of Directors of the Company and provide for the annual election of all directors elected at or after the Company’s 2016 Annual Meeting of Stockholders.

STOCK OWNERSHIP

Ownership by Officers and Directors

The following table reflects the NCR common stock beneficially owned, as determined under the applicable SEC rules, as of February 10, 2015 (the “Table Date”) by (i) each current or former executive officer named in the Summary Compensation Table below on page 48 (the “Named Executive Officers” or “NEOs”), (ii) each non-employee director and nominee, and (iii) all current directors and executive officers as a group. Except to the extent indicated in the footnotes below, to NCR’s knowledge, each person named in the table below has sole voting and investment power over the shares reported. As of the Table Date, 168,684,913 shares of the Company’s common stock were issued and outstanding.

	Total Shares Beneficially Owned(1)(2)		Percent	Number of Shares Subject to Options Exercisable Within 60 Days of February 10, 2015	Number of RSUs That Vest Within 60 Days of February 10, 2015(3)
Non-Employee Directors
Edward (“Pete”) Boykin, independent Lead Director	190,319		*	68,143
Richard L. Clemmer, Director	131,544		*	61,167
Gary J. Daichendt, Director	131,373		*	68,143
Robert P. DeRodes, Director	119,480		*	61,167
Kurt P. Kuehn, Director	26,705		*	10,039
Linda Fayne Levinson, Director	173,628		*	76,143
Richard T. (“Mick”) McGuire III, Director	10,850,488	(4)	6.5%		677
Deanna W. Oppenheimer, Director	21,677		*	6,849

Named Executive Officers
William R. Nuti, Director and Officer	424,403		*	63,552	151,857
Robert P. Fishman, Officer	20,282		*	0	20,248
Andrew S. Heyman, Officer	25,309		*	0	25,309
Frederick J. Marquardt, Officer	77,580		*	20,312	16,872
Michael B. Bayer, Officer
Current Directors, Named Executive Officers and remaining Executive Officers as a Group (14 persons)	12,192,788		7.2%	435,515	214,963

(1)  The number of shares beneficially owned by each person as of the Table Date includes shares of NCR common stock that such person had the right to acquire on or within 60 days after that date, including, but not limited to, upon the exercise of options and vesting and payment of restricted stock units. This does not include restricted stock units granted as of the Table Date that vest more than 60 days after the Table Date which, in the case of our NEOs, is as follows: Mr. Nuti 435,975; Mr. Bayer 33,036; Mr. Fishman 60,002; Mr. Heyman 74,540; and Mr. Marquardt 59,257.

(2)  Some of NCR’s executive officers and directors own fractional shares of NCR common stock. For purposes of this table, all fractional shares have been rounded to the nearest whole number. This column also includes 93,886 shares granted to Mr. Boykin; 65,377 shares granted to Mr. Clemmer; 24,957 shares granted to Mr. DeRodes; 14,786 shares granted to Mr. Kuehn; 8,077 shares granted to Ms. Levinson; 2,711 shares granted to Mr. McGuire; and 9,143 shares granted to Ms. Oppenheimer.

(3)  This column reflects those shares the officers and directors have the right to acquire through restricted stock vesting on or within 60 days after the Table Date, ignoring the withholding of shares of NCR common stock to cover applicable taxes. These shares are also included in the Total Shares Beneficially Owned column.

(4)  Mr. McGuire is the managing partner of Marcato Capital Management LP, an entity that serves as investment adviser of Marcato, L.P., Marcato II, L.P. and Marcato International Master Fund, Ltd., which hold in aggregate 10,850,488 shares of NCR common stock. Mr. McGuire disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein

Other Beneficial Owners of NCR Stock

To the Company’s knowledge, and as reported as of February 17, 2015 (except as otherwise specified), the following stockholders beneficially own more than 5% of the Company’s outstanding stock.

Name and Address of Beneficial Owner	Total Number of Shares	Percent of Class
Jana Partners LLC(1) 767 Fifth Avenue, 8th Floor New York, NY 10153	12,006,600	7.1%

BlackRock Inc.(2) 55 East 52nd Street New York, NY 10022	10,895,676	6.5%

Marcato Capital Management LP(3) One Montgomery Street, Suite 3250 San Francisco, CA 94104	10,850,488	6.5%

The Vanguard Group(4) 100 Vanguard Boulevard Malvern, PA 19355	9,779,085	5.8%

FMR LLC(5) 245 Summer Street Boston, MA 02210	8,755,150	5.2%

(1)  Information is based on a Schedule 13G filed with the SEC on February 17, 2015 by Jana Partners LLC (“Jana”), reporting beneficial ownership of 12,006,600 shares of the Company’s stock as of December 31, 2014. Jana is a private money management firm that holds the Company’s stock in various accounts under its management and control, and its principal owner is Barry Rosenstein. Jana reported sole dispositive and voting power with respect to all 12,006,600 of such shares.

(2)  Information is based on a Schedule 13G/A filed with the SEC on January 29, 2015 by BlackRock, Inc. (“BlackRock”), reporting beneficial ownership of 10,895,676 shares of the Company’s stock as of December 31, 2014, as a parent holding company or control person for its subsidiaries, BlackRock Advisors (UK) Limited, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management North Asia Limited, BlackRock Fund Advisors, BlackRock Fund Managers Ltd., BlackRock Institutional Trust Company, N.A., BlackRock International Limited, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Ltd., BlackRock Investment Management, LLC and BlackRock Life Limited. In this filing, BlackRock reported sole voting power with respect to 9,965,989 of such shares, and sole dispositive power with respect to all 10,895,676 of such shares.

(3)  Information is based on a Schedule 13D filed with the SEC on October 21, 2014, and a Schedule 13D/A filed with the SEC on November 12, 2014, by Marcato Capital Management LP (“Marcato Capital Management”), Richard T. McGuire III (“McGuire”), Marcato, L.P. (“Marcato L.P.”), Marcato II, L.P. (“Marcato II”) and Marcato International Master Fund, Ltd. (“Marcato International”). McGuire is the managing partner of Marcato Capital Management, and Marcato Capital Management is the investment manager of Marcato L.P., Marcato II and Marcato International. In these filings, Marcato Capital Management and McGuire reported shared dispositive and voting power with respect to all 10,850,488 of such shares, Marcato L.P. reported shared dispositive and voting power with respect to 2,556,939 of such shares, Marcato II reported shared dispositive and voting power with respect to 186,370 of such shares, and Marcato International reported shared dispositive and voting power with respect to 8,107,179 of such shares.

(4)  Information is based on a Schedule 13G/A filed with the SEC on February 10, 2015 by The Vanguard Group (“Vanguard Group”), reporting beneficial ownership of 9,779,085 shares of the Company’s stock as of December 31, 2014. In this filing, Vanguard Group reported sole dispositive power with respect to 9,681,116 of such shares, sole voting power with respect to 112,336 of such shares, and shared dispositive power with respect to 97,969 of such shares. Vanguard Group also reported that Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc. may be deemed to have beneficial ownership of 97,969 of such shares as investment manager of certain collective trust accounts, and that Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., may be deemed to have beneficial ownership of 14,367 of such shares as a result of serving as investment manager of certain Australian investment offerings.

(5)  Information is based on a Schedule 13G/A filed with the SEC on February 13, 2015 by FMR LLC (“FMR”), Edward C. Johnson 3rd (“Edward Johnson”) and Abigail P. Johnson (“Abigail Johnson”) reporting beneficial ownership of the Company’s stock as of December 31, 2014, on behalf of FMR’s direct and indirect subsidiaries including FMR Co., Inc., Pyramis Global Advisors Trust Company, Pyramis Global Advisors, LLC and Strategic Advisers, Inc. In this filing, FMR reported sole voting power with respect to 2,772,555 of such shares, and sole dispositive power with respect to all 8,755,150 of such shares, and Edward Johnson and Abigail Johnson each reported sole dispositive power with respect to all 8,755,150 of such shares. Edward Johnson is Chairman of FMR, and Abigail Johnson is a Director, the Vice Chairman and the Chief Executive Officer and President of FMR, and members of the family of Edward Johnson, including Abigail Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR (which represent 49% of the voting power of FMR) and have entered into a shareholders’ voting agreement with respect to such Series B voting common shares.

ELECTION OF DIRECTORS

(Item 1 on Proxy Card)

The Board of Directors of NCR (the “Board”) is currently divided into three classes. Directors hold office for staggered terms of three years (or less if they are filling a vacancy) and until their successors are elected and qualify. One of the three classes is elected each year to succeed the directors whose terms are expiring. The current terms for the directors in Classes A, B and C of the Board expire at the annual meetings of stockholders in 2015, 2016, and 2017, respectively.

Subject to approval of Item 6, commencing with NCR’s 2016 Annual Meeting of Stockholders, NCR’s Board of Directors will be declassified and all directors will be elected annually for one-year terms, except that directors elected prior to NCR’s 2016 Annual Meeting of Stockholders (including those directors elected under this Item 1) will continue to serve the balance of their existing three-year terms. If Item 6 is not approved, NCR’s Board of Directors will remain classified and directors will continue to be elected for staggered three-year terms.

Proxies solicited by the Board will be voted for the election of each of the nominees, unless you withhold your vote on your proxy. The Board has no reason to believe that any of these nominees will be unable to serve. However, if one of them should become unavailable prior to the Annual Meeting, the Board may reduce the size of the Board or designate a substitute nominee. If the Board designates a substitute, shares represented by proxies will be voted for the substitute nominee.

The name, age, principal occupation, other business affiliations and certain other information regarding each nominee for election as a director and each director whose term of office continues is set forth below. The age reported of each director is as of the filing date of this proxy statement.

The Board of Directors recommends that you vote FOR each of the following nominees for election as a director. Proxies received by the Board will be voted FOR all nominees unless they specify otherwise.

Class A—Current Term Expiring in 2015 and New Term Expiring in 2018:

William R. Nuti, 51, is NCR’s Chairman of the Board, Chief Executive Officer and President. Mr. Nuti became Chairman of the Board on October 1, 2007. Before joining NCR in August 2005, Mr. Nuti served as President and Chief Executive Officer of Symbol Technologies, Inc., an information technology company. Prior to that, he was Chief Operating Officer of Symbol Technologies. Mr. Nuti joined Symbol Technologies in 2002 following a 10 plus year career at Cisco Systems, Inc. where he advanced to the dual role of Senior Vice President of the company’s Worldwide Service Provider Operations and U.S. Theater Operations. Prior to his Cisco experience, Mr. Nuti held sales and management positions at International Business Machines Corporation, Netrix Corporation and Network Equipment Technologies. Mr. Nuti is also a director of Coach, Inc. where he is a member of its Audit, Human Resources and Governance & Nominating committees and United Continental Holdings, Inc. where he is a member of its Finance Committee. Mr. Nuti previously served as a director of Sprint Nextel Corporation. Mr. Nuti is also a member of the Georgia Institute of Technology advisory board and a trustee of Long Island University. Mr. Nuti became a director of NCR on August 7, 2005. In determining if Mr. Nuti should continue serving as a director of the Company, the Committee on Directors and Governance considered his current role as Chief Executive Officer and President of the Company, his experience as a director of other public companies, his previous experience as President and Chief Executive Officer of Symbol Technologies, his previous experience as Senior Vice President at Cisco Systems, and the responsibilities associated with these positions. Mr. Nuti’s demonstrated management and leadership experience and global sales and operations experience were also skills and attributes that led the Committee on Directors and Governance to conclude that his abilities would meet the needs of the Board of Directors.

Gary J. Daichendt, 63, has been principally occupied as a private investor since June 2005 and has been a managing member of Theory R Properties LLC, a commercial real estate firm, since October 2002. He served as President and Chief Operating Officer of Nortel Networks Corporation, a global supplier of communication equipment, from March 2005 to June 2005. Prior to that and until his retirement in December 2000, Mr. Daichendt served as Executive Vice President, Worldwide Operations for Cisco Systems, Inc. Mr. Daichendt became a director of NCR on April 26, 2006 and also serves on the Boards of Directors of ShoreTel Inc., where he serves on the Governance and Compensation committees, Juniper Networks, Inc., where he is a member of its Compensation Committee, and Emulex Corporation, where he is a member of its Audit Committee. In determining if Mr. Daichendt should continue serving as a director of the Company, the Committee on Directors and Governance considered his previous experience as President and Chief Operating Officer of Nortel Networks Corporation, his previous experience as Executive Vice President, Worldwide Operations, for Cisco Systems, and the responsibilities associated with these positions. Mr. Daichendt’s demonstrated management experience, financial literacy and independence were also attributes and skills that led the Committee on Directors and Governance to conclude that his abilities would meet the needs of the Board of Directors.

Robert P. DeRodes, 64, has been the Executive Vice President and Chief Information Officer of Target, Inc., a discount general merchandise retailer, since May 2014. Mr. DeRodes is the founder of DeRodes Enterprises, LLC, a Georgia-based corporation that primarily provides information technology and business operations consulting, as well as management advisory services. Prior to starting this company, Mr. DeRodes served as Executive Vice President, Global Operations & Technology of First Data Corporation, an electronic commerce and payments company, from October 2008 to July 2010. Prior to First Data Corporation, Mr. DeRodes served as Executive Vice President and Chief Information Officer of The Home Depot, Inc., a home improvement retailer, from February 2002 to October 2008 and as President and Chief Executive Officer of Delta Technology, Inc. and Chief Information Officer of Delta Air Lines, Inc., from September 1999 until February 2002. Prior to Delta, Mr. DeRodes held various executive positions in the financial services industry with Citibank (1995-1999) and with USSA (1983-1993). Mr. DeRodes became a director of NCR on April 23, 2008. In determining if Mr. DeRodes should continue serving as a director of the Company, the Committee on Directors and Governance considered the scope of his previous experience and the responsibilities associated with the aforementioned positions. Mr. DeRodes’s demonstrated management experience, information technology experience, understanding of the financial services, retail and transportation industries, financial literacy and independence led the Committee on Directors and Governance to conclude that his abilities would meet the needs of the Board of Directors.

Class C—Current Term Expiring in 2015 and New Term Expiring in 2017

Richard T. “Mick” McGuire III, 38, is the Founder and Managing Partner of Marcato Capital Management LP. Based in San Francisco, Marcato manages a select number of passive and activist investments across all industries with a primary focus on opportunities in middle-market public equities. Prior to founding Marcato, Mr. McGuire worked at Pershing Square Capital Management, L.P. Mr. McGuire also served as a director of Borders, Inc. from 2008 to 2010. Mr. McGuire became a director of NCR on November 10, 2014. In recommending Mr. McGuire as a nominee for election as a director of the Company, the Committee on Directors and Governance considered Mr. McGuire’s independence and his previous experience as a public company director. Mr. McGuire’s financial background and his extensive experience as an investor in other public companies were skills and attributes that further led the Committee on Directors and Governance to conclude that his abilities would meet the needs of the Board of Directors.

Directors Whose Terms of Office Continue

Class B—Current Term Expiring 2016:

Edward “Pete” Boykin, 76, was Chair of the Board of Directors of Capital TEN Acquisition Corp., a special purpose acquisition company, from October 2007 to May 2008. He served as President and Chief Operating Officer of Computer Sciences Corporation (“CSC”), an information technology services company he joined in

1966, from July 2001 to June 2003. Mr. Boykin is also a director of Teradata Corporation and is also Chairman of the Board of Directors of Engility Holdings, Inc. which he joined in July 2012. Mr. Boykin became a director of NCR on June 5, 2002 and was appointed independent Lead Director effective July 25, 2013. In recommending Mr. Boykin as a nominee for election as a director of the Company, the Committee on Directors and Governance considered Mr. Boykin’s independence and his previous experience at CSC, a multi-billion dollar international company with complex accounting issues, including among other things, his extensive experience evaluating financial statements in his former position as CSC’s President and Chief Operating Officer, his past experience managing major acquisitions at CSC and his former role on CSC’s disclosure committee. In addition to these attributes, the Committee on Directors and Governance considered Mr. Boykin’s financial literacy in concluding that his abilities would meet the needs of the Board of Directors.

Linda Fayne Levinson, 73, is Chair of the Board of Hertz Global Holdings, Inc. and a Director of IngramMicro Inc., Jacobs Engineering and The Western Union Company. Ms. Levinson became a director of NCR on January 1, 1997 and was appointed the independent Lead Director of the NCR Board of Directors on October 1, 2007 and continued to serve in that role through July 24, 2013. She was Chair of the Board of Directors of Connexus Corporation (formerly VendareNetblue), an online marketing company, from July 2006 until May 2010 when it was merged into Epic Advertising. Ms. Levinson was a Partner at GRP Partners, a private equity investment fund investing in start-up and early-stage retail, technology and e-commerce companies, from 1997 to December 2004. Prior to that, she was a Partner in Wings Partners, a private equity firm, an executive at American Express running its leisure travel and tour business, and a Partner at McKinsey & Company. Ms. Levinson was a director of DemandTec, Inc. from June 2005 until February 2012 when it was acquired by International Business Machines Corporation. In recommending Ms. Levinson as a nominee for election as a director of the Company, the Committee on Directors and Governance considered her long experience as a public company director and a committee chair, starting in 1991, as well as her general management experience at American Express, her strategic experience at McKinsey & Company and her investment experience at GRP Partners and Wings Partners. Ms. Levinson’s extensive management and leadership experience, her broad industry knowledge, independence, in-depth knowledge of corporate governance issues and diversity of perspective were also skills and attributes that led the Committee on Directors and Governance to conclude that her abilities would meet the needs of the Board of Directors.

Deanna W. Oppenheimer, 56, is Chief Executive Officer of CameoWorks, LLC, a global retail and financial services advisory firm, which she formed in 2005. Prior to rejoining CameoWorks in 2011, she served in a number of roles at Barclays, PLC, from 2005 to 2011, as Chief Executive of U.K. and Business Banking and Vice Chair of Global Retail and Business Banking. From 1985 to 2005, Ms. Oppenheimer served in a number of positions at Washington Mutual, Inc., with her last role as President of Consumer Banking, where she helped to transform the lender from a regional to national player. Ms. Oppenheimer is currently a director of Tesco, PLC and Tesco Bank. Ms. Oppenheimer became a director of NCR on August 1, 2012. In recommending Ms. Oppenheimer as a nominee for election as a director of the Company, the Committee on Directors and Governance considered her current role as CEO at CameoWorks and her previous experience at Barclays, PLC, as Chief Executive of U.K. and Business Banking and Vice Chair of Global Retail and Business Banking, her previous experience as President of Consumer Banking at Washington Mutual, Inc., and the responsibilities associated with these positions. Ms. Oppenheimer’s demonstrated management experience, independence and financial literacy were also attributes that led the Committee on Directors and Governance to conclude that her skills would meet the needs of the Board of Directors.

Class C—Current Term Expiring in 2017:

Richard L. Clemmer, 63, is President and Chief Executive Officer of NXP B.V., a semiconductor company, a position he has held since January 1, 2009. Prior to that, he was a senior advisor to Kohlberg Kravis Roberts & Co., a private equity firm, a position he held from May 2007 to December 2008. He previously served as President and Chief Executive Officer of Agere Systems Inc., an integrated circuits components company that was acquired in 2007 by LSI Logic Corporation, from October 2005 to April 2007. Mr. Clemmer became a director of NCR on April 23, 2008. During the past 5 years, Mr. Clemmer was a director of i2 Technologies, Inc. and Trident Microsystems Inc. In determining if Mr. Clemmer should continue serving as a director of the Company, the Committee on Directors and Governance considered his experience in his position at NXP B.V. and his former positions with Kohlberg Kravis Roberts & Co. and Agere Systems Inc. Mr. Clemmer’s demonstrated management experience, independence, and financial literacy were also attributes that led the Committee on Directors and Governance to conclude that his skills would meet the needs of the Board of Directors.

Kurt P. Kuehn, 60, is Chief Financial Officer at United Parcel Service, Inc. (“UPS”), a global leader in logistics, a position he has held since 2008. Prior to his appointment as CFO, Mr. Kuehn was Senior Vice President Worldwide Sales and Marketing, leading the transformation of the sales organization to improve the global customer experience. Mr. Kuehn was UPS’s first Vice President of Investor Relations, taking the company public in 1999 in one of the largest IPOs in U.S. history. Since he joined UPS as a driver in 1977, Mr. Kuehn’s UPS career has included leadership roles in sales and marketing, engineering, operations and strategic cost planning. Mr. Kuehn became a director of NCR on May 23, 2012. In recommending Mr. Kuehn as a nominee for election as a director of the Company, the Committee on Directors and Governance considered his current role as CFO at UPS, his previous experience at UPS as Senior Vice President Worldwide Sales and Marketing and Vice President of Investor Relations, and the responsibilities associated with these positions. Mr. Kuehn’s demonstrated management experience, independence, and financial literacy were also attributes and skills that led the Committee on Directors and Governance to conclude that his abilities would meet the needs of the Board of Directors.

ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

The Board of Directors oversees the overall performance of the Company on your behalf. Members of the Board stay informed of the Company’s business by participating in Board and committee meetings (including regular executive sessions of the Board), by reviewing materials provided to them prior to meetings and otherwise, and through discussions with the Chief Executive Officer and other members of management and staff.

Corporate Governance

NCR’s Board of Directors is elected by the stockholders to govern the affairs of the Company. The Board selects the senior management team, which is charged with conducting the Company’s business. Having selected the senior management team, the Board acts as an advisor to senior management and monitors its performance. The Board reviews the Company’s strategies, financial objectives and operating plans. It also plans for management succession of the Chief Executive Officer, as well as other senior management positions, and oversees the Company’s compliance efforts.

To help discharge its responsibilities, the Board of Directors has adopted Corporate Governance Guidelines on significant corporate governance issues, including, among other things: the size and composition of the Board; director independence; Board leadership; roles and responsibilities of the Board; committee membership and structure, meetings and executive sessions; and, director selection, training and retirement. The Corporate Governance Guidelines, as well as the Board’s committee charters, are found under “Corporate Governance” on the “Company” page of NCR’s website at http://www.ncr.com/company/corporate-governance. You also may obtain a written copy of the Corporate Governance Guidelines, or any of the Board’s committee charters, by writing to NCR’s Corporate Secretary at the address listed on page 2 of this proxy statement.

Under the standards of independence set forth in the Corporate Governance Guidelines, and consistent with independence standards provided in the NYSE listing standards, a Board member may not be independent unless the Board affirmatively determines that the Board member has no material relationship with the Company (whether directly or indirectly), taking into account the following factors, in addition to those other factors it may deem relevant:

•	has not been an employee of the Company or any of its affiliates, or affiliated with the Company, within the past five years;

•

has not been affiliated with or an employee of the Company’s present or former independent auditors or its affiliates for at least five years after the end of such affiliation or auditing relationship;

•

has not for the past five years been a paid advisor, service provider or consultant to the Company or any of its affiliates or to an executive officer of the Company or an employee or owner of a firm that is such a paid advisor, service provider or consultant;

•

does not, directly or indirectly, have a material relationship (such as being an executive officer, director, partner, employee or significant stockholder) with a company that has made payments to or received payments from the Company that exceed, in any of the previous three fiscal years, the greater of $1 million or 2% of the other company’s consolidated gross revenues;

•

is not an executive officer or director of a foundation, university or other non-profit entity receiving significant contributions from the Company, including contributions in the previous three years that, in any single fiscal year, exceeded the greater of $1 million or 2% of such charitable organization’s consolidated gross revenues;

•	has not been employed by another corporation that has (or had) an executive officer of the Company on its board of directors during the past five years;

•

has not received compensation, consulting, advisory or other fees from the Company, other than Director compensation and expense reimbursement or compensation for prior service that is not contingent on continued service for the past five years; and

•

is not and has not been for the past five years, a member of the immediate family of: (i) an officer of the Company; (ii) an individual who receives or has received during any twelve-month period more than $120,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service that is not contingent on continued service; (iii) an individual who, with respect to the Company’s independent auditors or their affiliates, is a current partner or a current employee personally working on the Company’s audit or was a partner or employee and personally worked on the Company’s audit; (iv) an individual who is an executive officer of another corporation that has (or had) an executive officer of the Company on its board of directors; (v) an executive officer of a company that has made payment to, or received payments from, the Company in a fiscal year that exceeded the greater of $1 million or 2% of the other company’s consolidated gross revenues; or (vi) any Director who is not considered an independent director.

Consistent with the Corporate Governance Guidelines, on an annual basis the Board, with input from the Committee on Directors and Governance, determines whether each non-employee Board member is considered independent. In doing so, the Board takes into account the factors listed above, and such other factors as it may deem relevant.

NCR’s Board of Directors has determined that all of the Company’s non-employee directors and nominees, namely Edward (“Pete”) Boykin, Richard L. Clemmer, Gary J. Daichendt, Robert P. DeRodes, Kurt P. Kuehn, Linda Fayne Levinson, Richard T. (“Mick”) McGuire III and Deanna W. Oppenheimer are independent in accordance with the NYSE listing standards and the Company’s Corporate Governance Guidelines.

Board Leadership Structure and Risk Oversight

As set out in the Corporate Governance Guidelines, the Board of Directors does not have a guideline on whether the role of Chairman should be held by a non-employee director. Instead our Board has the flexibility to select a Chairman as it deems best for the Company from time to time. Under the Corporate Governance Guidelines, if the positions of Chairman and Chief Executive Officer are held by the same person, the Board will select a Lead Director from its independent directors. Additionally, if the positions of Chairman and Chief Executive Officer are held by the same person, the Board has set out the roles of both Chairman and Chief Executive Officer and the independent Lead Director in Exhibit C to the Corporate Governance Guidelines.

Currently the Company’s Board of Directors has an integrated leadership structure in which William R. Nuti serves in the combined roles of Chairman and Chief Executive Officer, and Edward (“Pete”) Boykin serves as the Board’s independent Lead Director. The Board believes that this structure promotes greater efficiency through more direct communication of critical information between the Company and the Board. In addition, the Chief Executive Officer’s extensive knowledge of the Company uniquely qualifies him, in close consultation with the independent Lead Director, to lead the Board in discussing strategic matters and assessing risks, and focuses the Board on the issues that are most material to the Company. Combining the roles of Chairman and Chief Executive Officer also has allowed the Company to more effectively develop and communicate a unified vision and strategy to the Company’s stockholders, employees and customers.

Consistent with the Corporate Governance Guidelines, the independent Lead Director has broad authority, as follows. The independent Lead Director: presides at the executive sessions of the non-employee directors and at all Board meetings at which the Chairman is not present; serves as liaison between the Chairman and the independent directors; frequently communicates with the Chief Executive Officer; is authorized to call meetings of the independent directors; obtains Board member and management input and, with the Chief Executive Officer, sets the agenda for the Board; approves meeting schedules to assure there is sufficient time for discussion of all agenda items; works with the Chief Executive Officer to ensure that Board members receive the right information on a timely basis; stays current on major risks and focuses the Board members on such risks; molds a cohesive Board to support success of the Chief Executive Officer; works with the Committee on

Directors and Governance to evaluate Board and committee performance; facilitates communications among directors; assists in recruiting and retention of new Board members (with the Committee on Directors and Governance and the Chief Executive Officer); in conjunction with the Chairman and Committee on Directors and Governance, ensures that committee structure and committee assignments are appropriate and effective; works with the Committee on Directors and Governance to ensure outstanding governance processes; leads discussions regarding Chief Executive Officer performance, personal development and compensation; and, if requested by major stockholders of the Company, is available for consultation and direct communication with such stockholders. Additionally, the leadership and oversight of the Board’s other independent directors continues to be strong, and further structural balance is provided by the Company’s well-established corporate governance policies and practices, including its Corporate Governance Guidelines. Independent directors account for eight out of nine of the Board’s members, and make up all of the members of the Board’s Compensation and Human Resource Committee, Audit Committee and Committee on Directors and Governance. Additionally, among other things, the Board’s non-employee directors meet regularly in executive session with only the non-employee directors present.

The Board has had over seven years of successful experience with this leadership structure – in which the roles of Chairman and Chief Executive Officer are combined and an independent Lead Director is selected – and, taking into account these factors, has determined that this leadership structure is most appropriate and effective for the Company at this time.

The Board’s involvement in risk oversight includes receiving regular reports from members of senior management and evaluating areas of material risk to the Company, including operational, financial, legal and regulatory, strategic and reputational risks. The Audit Committee of the Board is responsible for overseeing the assessment of financial risk as well as general risk management programs. In carrying out this responsibility, the Audit Committee regularly evaluates the Company’s risk identification, risk management and risk mitigation strategies and practices. The Audit Committee and the full Board receive and review reports prepared by the Company’s Enterprise Risk Management leader on an annual basis. In general, the reports identify, analyze, prioritize and provide the status of major risks to the Company. In addition, the Compensation and Human Resource Committee of the Board regularly considers potential risks related to the Company’s compensation programs as discussed below, and the Committee on Directors and Governance also considers risks within the context of its committee charter responsibilities, including legal and regulatory compliance risks. The Audit Committee, Compensation and Human Resource Committee, and Committee on Directors and Governance each reports at the next meeting of the Board all significant items discussed at each committee meeting, which includes a discussion of items relating to risk oversight. We believe the leadership structure of the Board effectively facilitates risk oversight by the Board as a result of: (i) the role of the Board committees in risk identification and mitigation, (ii) the direct link between management and the Board achieved by having one leader serve as Chairman and Chief Executive Officer, and (iii) the role of our active independent Lead Director whose duties include ensuring the Board reviews and evaluates major risks to the Company, as well as measures proposed by management to mitigate such risks. These elements work together to ensure an appropriate focus on risk oversight.

Compensation Risk Assessment

The Company has historically maintained a prudent and appropriately risk-balanced approach to its incentive compensation programs to ensure that these programs promote the long-term interests of our stockholders and do not contribute to unnecessary risk-taking, and will continue to do so. The Compensation and Human Resource Committee of the Board of Directors (the “CHRC Committee”) evaluates whether the Company’s executive and broad-based compensation programs contribute to unnecessary risk-taking to achieve above-target results and has concluded that the risks arising from these programs are not likely to be significant. The CHRC Committee directly engages its independent compensation consultant, Frederic W. Cook & Co., Inc. (“FWC”), to assist the CHRC Committee in its evaluation. In accordance with the CHRC Committee’s direction, FWC performs a compensation risk assessment of the Company’s executive and broad-based compensation programs and makes an independent report to the CHRC Committee. The last risk assessment from FWC was completed in 2011. At that time, FWC concluded that the Company’s executive and broad-based compensation programs do not present any area of significant risk, noting that the plans are well-aligned with the CHRC Committee’s compensation design principles. In 2014 and early 2015, the Company conducted its own compensation risk assessment of the incentive compensation programs and concluded that the Company’s executive and broad-based compensation programs do not present any area of significant risk. The only significant changes to our compensation program since FWC’s 2011 risk assessment were the adoption of the NCR Corporation 2011 Economic Profit Plan and the NCR Executive Severance Plan, which the Company and FWC determined did not present an area of significant risk, and the continued transition of the vesting period of our performance-based restricted stock units to 44 months from 36 months.

Committees of the Board

NCR’s Board of Directors has four standing committees: the Audit Committee, the Compensation and Human Resource Committee, the Committee on Directors and Governance, and the Executive Committee. The Board has adopted a written charter for each such committee that sets forth the committee’s mission, composition, and responsibilities. Each charter can be found under “Corporate Governance” on the “Company” page of NCR’s website at http://www.ncr.com/company/corporate-governance.

The Board of Directors met eight times last year. During 2014, each incumbent member of the Board attended 75% or more of the aggregate of (i) the total number of meetings of the Board (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the Board on which such person served (during the periods that such person served). In addition, while the Company has no formal policy regarding director attendance at its annual meeting of stockholders, NCR’s directors are encouraged to attend the Company’s annual meeting. All of the directors then in office, except Mr. Clemmer and Ms. Oppenheimer, attended the Company’s 2014 Annual Meeting of Stockholders.

The members of each committee as of the end of fiscal 2014 and the number of meetings held in fiscal 2014 are shown below:

Name	Audit Committee		Compensation and Human Resource Committee		Committee on Directors and Governance		Executive Committee
Edward (“Pete”) Boykin	X	(1)	X	(1)	X		X
Richard L. Clemmer	X
Gary J. Daichendt			X		X	*	X
Robert P. DeRodes	X	(2)	X	(2)
Kurt P. Kuehn	X	*
Linda Fayne Levinson			X	*	X		X
Richard T. (“Mick”) McGuire III			X	(3)			X	(3)
William R. Nuti							X	*
Deanna W. Oppenheimer	X
Number of meetings in 2014	13		7		5		0

*Chair

(1)  Mr. Boykin was elected to serve on the Compensation and Human Resource Committee and ceased his membership on the Audit Committee effective April 23, 2014.

(2)  Mr. DeRodes was elected to serve on the Audit Committee and ceased his membership on the Compensation and Human Resource Committee effective April 23, 2014.

(3)  Mr. McGuire was elected to serve on the Executive and Compensation and Human Resource Committees effective November 10, 2014.

Audit Committee:    The Audit Committee is the principal agent of the Board of Directors in overseeing: (i) the quality and integrity of the Company’s financial statements; (ii) the assessment of financial risk and risk management programs; (iii) the independence, qualifications, engagement and performance of the Company’s independent registered public accounting firm; (iv) the performance of the Company’s internal auditors; (v) the integrity and adequacy of internal controls; and (vi) the quality and adequacy of disclosures to stockholders. The Audit Committee also:

•	selects, evaluates, sets compensation for and, where appropriate, replaces the Company’s independent registered public accounting firm;

•	pre-approves all audit and non-audit services to be performed by the Company’s independent registered public accounting firm;

•	reviews and discusses with the Company’s independent registered public accounting firm its services and quality control procedures and the Company’s critical accounting policies and practices;

•	regularly reviews the scope and results of audits performed by the Company’s independent registered public accounting firm and internal auditors;

•	prepares the report required by the SEC to be included in the Company’s annual proxy statement;

•	meets with management to review the adequacy of the Company’s internal control framework and its financial, accounting, reporting and disclosure control processes;

•	reviews the Company’s periodic SEC filings and quarterly earnings releases;

•

reviews and discusses with the Company’s Chief Executive Officer and Chief Financial Officer the procedures they follow to complete their certifications in connection with NCR’s periodic filings with the SEC;

•	discusses management’s plans with respect to the Company’s major financial risk exposures;

•	reviews the Company’s compliance with legal and regulatory requirements; and

•

reviews the effectiveness of the Internal Audit function, including compliance with the Institute of Internal Auditors’ International Professional Practices Framework for Internal Auditing consisting of the Definition of Internal Auditing, Code of Ethics and the Standards.

Each member of the Audit Committee is independent and financially literate as determined by the Board under applicable SEC rules and NYSE listing standards. In addition, the Board has determined that Messrs. Clemmer and Kuehn and Ms. Oppenheimer are each an “audit committee financial expert,” as defined under SEC regulations. The Board has also determined that each member of the Audit Committee is independent based on independence standards set forth in the Board’s Corporate Governance Guidelines, which meet, and in some cases exceed, the listing standards of the NYSE and the applicable rules of the SEC. No member of the Audit Committee may receive any compensation, consulting, advisory or other fee from the Company, other than Board compensation described below under the caption “Director Compensation,” as determined in accordance with applicable SEC rules and NYSE listing standards. Members serving on the Audit Committee are limited to serving on no more than two other audit committees of boards of directors of public companies, unless the Board evaluates and determines that these other commitments would not impair the member’s effective service to the Company.

Compensation and Human Resource Committee:    The CHRC Committee provides general oversight of the Company’s management compensation philosophy and practices, benefit programs and strategic workforce initiatives and oversees the Company’s leadership development plans. In doing so, the CHRC Committee reviews and approves the Company’s total compensation goals, objectives and programs covering executive officers and key management employees as well as the competitiveness of NCR’s total executive officer compensation practices. The CHRC Committee also:

•	evaluates and reviews the performance levels of the Company’s executive officers and determines base salaries, equity awards, incentive awards and other compensation for such officers;

•	discusses its evaluation of, and determination of compensation to, the Chief Executive Officer at executive sessions of the Board of Directors;

•	reviews and recommends to the Board of Directors for its approval, the Company’s executive compensation plans;

•	oversees the Company’s compliance with compensation-related requirements of the SEC and NYSE rules;

•	reviews and approves employment, severance, change in control and similar agreements and arrangements for the Company’s executive officers;

•	reviews management’s proposals to make significant organizational changes or significant changes to existing executive officer compensation plans;

•	periodically assesses the risk associated with the Company’s compensation programs; and

•	oversees the Company’s plans for management succession and development.

The CHRC Committee may delegate its authority to the Company’s Chief Executive Officer to make equity awards to individuals (other than executive officers) in limited instances.

The CHRC Committee is authorized to and has directly engaged its compensation consultant, FWC, to review the Company’s long-term incentive program, the Stock Incentive Plan (which we refer to as the SIP), the Management Incentive Plan (which we refer to as the MIP), the Economic Profit Plan (which we refer to as the EPP) and other key programs related to the compensation of executive officers. As directed by the CHRC Committee, FWC: provides a competitive assessment of the Company’s executive compensation programs relative to our compensation philosophy; reviews our compensation peer group companies; provides expert advice regarding compensation matters for our executive officers, including the Chief Executive Officer; provides information about competitive market rates; assists in the design of the variable incentive plans and the establishment of performance goals; assists in the design of other compensation programs and perquisites; assists with Section 162(m) and Section 409A compliance, disclosure matters, and other technical matters; conducts a risk assessment of the Company’s compensation programs; and is readily available for consultation with the CHRC Committee and its members regarding such matters. FWC did not perform any additional work for the Company or its management in 2014. In keeping with NYSE listing standards, the CHRC Committee retained FWC after taking into consideration all factors relevant to FWC’s independence from management. The CHRC Committee has reviewed the independence of FWC in light of SEC rules and NYSE listing standards regarding compensation consultants and has concluded that FWC’s work for the CHRC Committee is independent and does not raise any conflict of interest.

The Board of Directors has determined that each member of the CHRC Committee is independent based on independence standards set forth in the Board’s Corporate Governance Guidelines, and must satisfy the additional requirements, if any, specific to compensation committee membership set forth in the listing standards of the NYSE.

Committee on Directors and Governance:    The Committee on Directors and Governance is responsible for reviewing the Board’s corporate governance practices and procedures, including the review and approval of each related party transaction under the Company’s Related Person Transaction Policy (unless the Committee on Directors and Governance determines that the approval or ratification of such transaction should be considered by all of the disinterested members of the Board of Directors), and the Company’s ethics and compliance program, and:

•	establishes procedures for evaluating the performance of the Board and oversees such evaluation;

•	reviews and makes recommendations to the Board concerning director compensation;

•

reviews the composition of the Board and the qualifications of persons identified as prospective directors, recommends the candidates to be nominated for election as directors, and, in the event of a vacancy on the Board, recommends any successors;

•	reviews the Company’s charter and Bylaws and makes any recommendations for changes, as appropriate; and

•	reviews any stockholder proposals the Company receives for submission to its Annual Meeting of Stockholders.

The Committee on Directors and Governance is authorized to engage consultants to review the Company’s director compensation program.

The Board of Directors has determined that each member of the Committee on Directors and Governance is independent based on independence standards set forth in the Board’s Corporate Governance Guidelines, which meet, and in some cases exceed, the listing standards of the NYSE and the applicable rules of the SEC.

Executive Committee:    The Executive Committee has the authority to exercise all powers of the full Board of Directors, except those prohibited by applicable law, such as amending the Company’s Bylaws or approving a merger that requires stockholder approval. The Executive Committee meets between regular Board meetings if urgent action is required.

Selection of Nominees for Directors

The Committee on Directors and Governance and our other directors are responsible for recommending nominees for membership to the Board of Directors. The director selection process is described in detail in the Board’s Corporate Governance Guidelines. In determining candidates for nomination, the Committee on Directors and Governance will seek the input of the Chairman of the Board and the Chief Executive Officer, and, in the event the positions of Chairman of the Board and Chief Executive Officer are held by the same person, the independent Lead Director, and will consider individuals recommended for Board membership by the Company’s stockholders in accordance with the Company’s Bylaws and applicable law.

The Board’s Corporate Governance Guidelines include director qualification guidelines for directors standing for re-election and new candidates for membership on the Board. All candidates are evaluated by the Committee on Directors and Governance using these qualification guidelines. In accordance with the guidelines, as part of the selection process, the Committee on Directors and Governance examines candidates’ business skills and experience (including financial literacy), independence, demonstrated leadership, personal integrity, judgment, and ability to devote the appropriate amount of time and energy to serving the best interests of stockholders. The Committee on Directors and Governance also considers those other factors it may deem relevant, including the needs of the Board and other attributes of the candidate. In addition, although there is no specific policy on considering diversity, the Board and the Committee on Directors and Governance believe that Board membership should reflect diversity in its broadest sense, including persons diverse in geography, gender, ethnicity, experience, functional background and professional experience. The Board and the Committee on Directors and Governance are committed to finding proven leaders who are qualified to serve as NCR directors and may from time to time engage outside search firms to assist in identifying and contacting qualified candidates.

Stockholders wishing to recommend individuals for consideration as directors should contact the Committee on Directors and Governance by writing to the Company’s Corporate Secretary at NCR Corporation, 250 Greenwich Street, 35th Floor, New York, NY 10007. Recommendations by stockholders that are made in this manner will be evaluated in the same manner as other candidates. Stockholders who want to nominate directors for election at NCR’s next annual meeting of stockholders must follow the procedures described in the Company’s Bylaws, which are available under “Corporate Governance” on the “Company” page of NCR’s website at http://www.ncr.com/company/corporate-governance. See “Procedures for Stockholder Proposals and Nominations” on page 102 of this proxy statement for further details regarding how to nominate directors.

The directors nominated by the Board of Directors for election at the 2015 Annual Meeting were recommended by the Committee on Directors and Governance. All of the candidates for election are currently serving as directors of the Company and, except for William Nuti, have been determined by the Board to be independent.

Communications with Directors

Stockholders or interested parties wishing to communicate directly with NCR’s Board of Directors, the independent Lead Director or any other individual director, the Chairman of the Board, or NCR’s independent directors as a group are welcome to do so by writing to the Company’s Corporate Secretary at NCR Corporation, 250 Greenwich Street, 35th Floor, New York, NY 10007. The Corporate Secretary will forward appropriate communications. Any matters reported by stockholders relating to NCR’s accounting, internal accounting controls or auditing matters will be referred to members of the Audit Committee as appropriate. Anonymous and/or confidential communications with the Board of Directors may also be made by writing to this address. For more information on how to contact NCR’s Board, please see the Company’s Corporate Governance website at http://www.ncr.com/company/corporate-governance.

Code of Conduct

The Company has a Code of Conduct that sets the standard for ethics and compliance for all of its directors and employees. The Code of Conduct is available on the Company’s Corporate Governance website at http://www.ncr.com/company/company/code-of-conduct. To receive a copy of the Code of Conduct, please send a written request to the Corporate Secretary at the address provided above.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company is required to report in this proxy statement any failure to file or late filing occurring during the fiscal year ended December 31, 2014. Based solely on a review of filings furnished to the Company from reporting persons, the Company believes that all of these filing requirements were satisfied by its directors, officers, and 10% beneficial owners, except for one late filing for each of Ms. Levinson and Mr. Clemmer during the fiscal year ended December 31, 2014.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

In 2014 NCR demonstrated its long-held practice of linking the total compensation of our Named Executive Officers (the “NEOs”) to the strategic and financial success of the Company. Our compensation philosophy requires that a significant portion of total compensation for our NEOs be aligned with our performance. We accomplish this by placing a large portion of our executives’ total compensation “at risk” and by requiring our executives to stretch to meet very challenging internal financial metrics annually that, if achieved, translate into shared value creation with our stockholders.

Overall, 2014 was a disappointing financial year for NCR. While there were bright spots in 2014, Retail industry end-market conditions and foreign currency headwinds were the primary causes of our failure to achieve Plan and make our initial 2014 guidance. With that said, 2014 was also a year of several accomplishments. Financial Services met or exceeded our internal expectations, made meaningful progress in strategic transformation and continued to gain market share in physical and digital channels. Our software and cloud businesses experienced significant growth which allowed us to drive meaningful margin expansion, and our Services business further pulled away from our competition with improved delivery. We also successfully integrated Digital Insight, while simultaneously meeting our business plan and upgrading our Digital Insight cloud infrastructure to provide reliable service on a scalable, secure platform. Additionally, NCR successfully executed on legacy issues such as pension and Fox River. As a result, NCR remains on track with its longer-term reinvention goals. We are positioned at the forefront of consumer transaction technologies and are securely connecting consumers and businesses in more channels– and more ways than ever before. Our global leadership is evidenced by the nearly 550 million transactions we enable around the world each day, of which over 20 million are now digital transactions, and mainly mobile in nature.

2014 Financial Highlights

•     Our revenue grew 8% to $6.6 billion;

•     Recurring revenues, which includes cloud, software maintenance and hardware maintenance, were up 19% and now represent 41% of total revenue;

•     Our Operational Gross Margin expanded 100 basis points to a record high of 29.5%;

•     Our software-related revenue grew 38% to $1.7 billion, including cloud revenue growth of 239%;

•     Our Non Pension Operating Income (NPOI) grew by 14% to $820 million, which failed to meet our threshold performance objective of $900 million for our annual incentive plan;

•     Our Free Cash Flow increased 51% to $313 million, which failed to meet our threshold performance objective of $380 million for our annual incentive plan;

•     While our one-year total shareholder return of -14.4% was disappointing, our annualized three-year total shareholder return of 21.0% exceeds the S&P500 total shareholder return over the same period;

•     We entered 2015 with a backlog of $1.1 billion;

•     On January 10, 2014 we completed the acquisition of Digital Insight Corporation for approximately $1.65 billion to substantially enhance our on-line and mobile banking solutions.

The following charts demonstrate how our 2014 performance compares with our 2013 performance:

The chart below compares our one year and three-year total shareholder return with the performance of our 2014 peer group (the members of our 2014 peer group are set forth on page 28 of this proxy statement) and other relevant major indices:

Summary of 2014 Actions by the Compensation and Human Resource Committee (the “Committee”)

•     Our Economic Profit Plan (“EPP”) would have resulted in an EPP bonus credit award of $9.9 million to plan participants. However, since the Company did not achieve key financial results and operational goals for the
2014 performance year, and in keeping with the Company’s pay-for-performance culture, the CEO requested that the Committee not award any EPP bonus credit award to himself or any member of the management team for the 2014 performance year. The Committee acknowledged the CEO’s leadership on the proposed action and approved this recommendation.

•     We evaluated the financial metrics used to determine awards under our Amended and Restated NCR
Management Incentive Plan (“MIP”) for the 2014 performance year and changed the financial metrics to include both Non-Pension Operating Income (NPOI) and Adjusted Free Cash Flow as our Core Financial
Objectives for 2014. This better aligns management’s compensation with the key internal strategic measures, and differentiates the financial metrics of our MIP from the performance metric under our long-term incentive program.

•     The Committee modified the vesting schedule for newly awarded time-based restricted stock units granted after January 1, 2015 to a ratable vesting schedule, with one-third of units vesting on each anniversary of the grant date. Awards granted prior to 2015 will continue to vest 100% on the third anniversary of the grant date.
The Committee made this change to better align with market practices and to facilitate the Company’s ability to attract and retain top talent.

•     For 2015, the Committee increased the maximum award payable under the Performance-Based Restricted
Stock Unit program to 150% of target (up from 125%) to better align the program with market practices and to keep our executive team fully focused and rewarded for significant overachievement of our financial goals established for 2015.

•     For 2015, contingent upon shareholder approval of Item 4 found on page 73 of this proxy statement, the
Committee redefined “Economic Profit” using a more traditional economic value added (EVA) approach calculated as Net Operating Profit after Tax, less the product of Total Invested Capital and our Weighted
Average Cost of Capital. The Committee, in consultation with its compensation consultant, made this change to better capture the EVA created by the decisions of our NEOs.

Our Named Executive Officers

The Committee has the sole authority to make all compensation-related decisions for the Company’s NEOs. This Compensation Discussion and Analysis (“CD&A”) addresses the compensation decisions for 2014 for the NEOs identified below. For additional information regarding the compensation of the NEOs, refer to the Executive Compensation tables, which begin on page 48 of this proxy statement. For 2014, the following executive officers are our NEOs:

Name	Executive Leadership Role
William R. Nuti	Chairman of the Board, Chief Executive Officer and President
Robert P. Fishman	Senior Vice President and Chief Financial Officer
Andrew S. Heyman	Senior Vice President and President, Financial Services Division
Frederick J. Marquardt	Executive Vice President, Services, Hardware Solutions & Enterprise Quality
Michael B. Bayer	Senior Vice President and President, Retail Solutions Division
John G. Bruno	Executive Vice President, Industry & Field Operations and Corporate Development

Mr. Bruno resigned from the Company effective August 31, 2014 but is included as an NEO because of his earnings during his eight months with the Company in 2014.

Executive Compensation Philosophy and Key Components

NCR’s compensation programs reward executives for achieving and exceeding the Company’s strategic business and financial goals. This is accomplished by linking our executives’ compensation to Company-wide metrics and to the operational results of those areas under the direct control of each member of our executive team. The Committee regularly evaluates our compensation programs to ensure they are consistent with the short-term and long-term goals of both the Company and our stockholders given the dynamic nature of our business and the market in which we compete for talent. In determining the compensation structure, the Committee considers:

Response to 2014 Say on Pay Vote.    At the 2014 Annual Meeting of Stockholders (“2014 Annual Meeting”), the Company’s stockholders approved the compensation program for the NEOs with 96.9% of the votes cast. This vote reflects strong stockholder confidence in the Committee’s pay-for-performance philosophy and the absence of pay practices that stockholders consider in conflict with their best interests. Most decisions for our NEOs’ 2014 compensation program were determined by the Committee prior to receiving the results of our say on pay vote at the 2014 Annual Meeting. However, the Committee generally continued to apply the same principles previously applied in determining the amounts and types of executive compensation for 2014 as outlined below under “2014 Compensation Program Highlights.” Following the 2014 Annual Meeting, the Committee took into account the affirmative stockholder vote on our say on pay proposal, along with input from our stockholders, when determining subsequent compensation actions in 2014 and in refining our compensation program and goal setting as part of the 2015 planning process, which the Committee first began to consider at its regularly scheduled meeting in September 2014.

Key Components of 2014 Executive Compensation.    When establishing compensation levels for our NEOs, the Committee considers: (i) the executive’s role; (ii) an annual external market study conducted by Frederic W. Cook & Co., Inc. (“FWC”); and (iii) internal comparable compensation levels.

For each of our 2014 compensation programs the Committee approves the design, performance objectives, performance levels, and final awards for our NEOs. The components of our 2014 compensation programs were:

Compensation Component	Primary Purpose	How Determined/Award Levels
Base Salary	• Provides competitive fixed level of cash income • Promotes appropriate risk-taking	• Committee approves based on role, position against the external market, and internal comparable salary levels
Long-Term Incentive Plan	• Awards in the form of Restricted Stock Units (RSUs) align executives’ pay and stockholders’ interests • Motivates executives to build multi-year, stockholder value	• Restricted Stock Awards grant mix: ¡ 75% as Performance-Based RSUs ¡ 25% as Time-Based RSUs • Performance threshold of 20% return on capital must be achieved for any payout
• Performance-based award payout ranges from 0% to 125%
Annual Incentive Plan	• Aligns executives’ interests with Company-wide financial metrics • Executive-specific objectives motivate our team to achieve goals within their areas of influence

•  NPOI performance threshold must be achieved for any payout

•  Maximum award payout as percentage of NPOI is 1.5% for the CEO and 0.75% for other NEOs

•  Award Payout Ranges:

¡     Financial Metrics: 0% to 200%

¡     Individual Goals: 0% to 150%

¡     Customer Success: 0% or 10%

Economic Profit Plan	• Links incentive compensation to sustainable long-term performance which drives sustainable stockholder value creation • Retention of key executives	• A predetermined percentage of economic profit may be deposited into a bookkeeping account for each executive • One-third of the account balance is eligible for annual vesting/payout
Health/Welfare Benefits	• Provides financial security to executives in case of illness, disability, or death	• Selection from options available to all employees depending on individual needs
Retirement Benefits	• Provides financial security to executives during their retirement	• Selection of 401(k) contribution levels and investment elections from funds available to all employees
Other Perquisites	• Attracts and retains executive talent • Allows executives to focus on their Company roles	• Executive Medical Program • Financial Planning allowance • Standard relocation benefits • Limited CEO personal aircraft usage
Claw Back Policy	• Discourages excessive risk-taking	• Committee determines if an NEO must repay any performance-based award
Share Ownership Guidelines	• Ensures that our executives maintain an equity stake in the Company at a level sufficient to align their interests with the interests of our stockholders	• Ownership levels approved by the Committee • Annual internal review of equity value as a percentage of year-end base salary

2014 Compensation Program Highlights.    The Company’s 2014 compensation program was consistent with its philosophy and objectives of paying for performance, aligning the interests of executives with the interests of stockholders, attracting and retaining executive talent, and adopting competitive, best-practice compensation programs that are appropriate for our Company. Specific examples of actions taken by the Company in 2014 to carry out this philosophy include:

•

The Company’s annual performance-based long-term incentive (“LTI”) awards granted on February 24, 2014 under our NCR Corporation 2013 Stock Incentive Plan (“SIP”) will vest 100% on October 24, 2017, depending on Company performance. The Company and the Committee believe that staggering the vesting/payout events of our incentive awards throughout the year enhances the retention value of our incentive programs by placing a more consistent value “at risk” throughout the year.

Incentive Award Element	Payout Timing
Time-Based Restricted Stock Unit Vesting	February
Annual Bonus Plan/MIP Payout	March
Economic Profit Plan Payout	August
Performance-Based Restricted Stock Unit Vesting	October

•

We replaced Non-Pension Operating Income less Controllable Capital (“NPOICC”) as a performance measure in our MIP with NPOI and Adjusted Free Cash Flow as the core financial objectives for 2014. NPOI and Adjusted Free Cash Flow were selected because of their link to key internal financial metrics.

•	We established aggressive performance goals for 2014 awards granted under our MIP and the performance-based restricted stock unit awards granted under our SIP.

Best Practices.    In addition to assuring that a majority of our NEOs’ compensation is “at risk,” the Company maintains policies to further strengthen the alignment of interests between our executive compensation practices and our stockholders. Some of these practices include:

•	Instituting challenging, Committee-approved performance goals, and, for our performance-based LTI awards under the SIP and EPP, a threshold financial metric (in addition to the performance goals);

•	Engaging an independent consulting firm to conduct an annual compensation study that assists the Committee in its evaluation of appropriate compensation and pay mix levels for our NEOs;

•

Implementing aggressive stock ownership guidelines for our executives and requiring that all NEO stock transactions be conducted solely through a pre-approved 10b5-1 trading plan that requires, among other things, a 60-day waiting period between the filing of the 10b5-1 trading plan and any transaction, and that a minimum trade price be established for any planned transaction at least equal to the market price of NCR stock at the time the 10b5-1 trading plan is adopted. The Company also requires that our NEOs continue to meet their stock ownership guidelines following any transaction;

•

Continuing the ability of the Committee to exercise its negative discretion when determining payouts under all of our variable compensation programs in a manner intended to be consistent with the requirements for deductible performance-based compensation under Section 162(m) of the Internal Revenue Code (the “Code”);

•	Continuing the EPP to reward our executives for creating sustainable, long-term value for our business; and

•	Maintaining a strong claw back policy.

Prohibited Activities.    In addition, the Company maintains policies and practices that prohibit certain activities that, if allowed, would reduce the level of alignment between our executive compensation practices and our stockholders’ interests. These policies and practices prohibit:

•	Repricing of stock options without prior approval from our stockholders;

•	Pledging and hedging of any of the Company’s equity securities; and

•

Excise tax gross-ups for new participants eligible under the Amended and Restated NCR Change in Control Severance Plan (the “Change in Control Severance Plan”) and tax gross-ups on any perquisites other than standard relocation benefits.

Pay for Performance Highlights.    The portion of “at risk” compensation for our senior executives increases directly with the executive’s role and responsibility within the Company, ensuring our senior officers are held most accountable to our stockholders. As shown below, a very significant portion (90%) of our CEO’s target total compensation pay mix is directly linked to the performance of the Company through quantitative internal performance metrics and qualitative goals that support the strategy of the organization and are approved each year by the Committee. This is generally consistent with the pay mix of CEOs in our peer group. The percentage of pay “at risk” for our other NEOs with the Company during all of 2014, which averages 76%, is also generally consistent with the pay mix of other NEOs in our 2014 peer group.

2014 Target Total Direct Compensation Pay Mix (Other NEOs only includes NEOs employed with the Company for all of 2014):

NCR CEO Target Pay Mix	Peer Group CEO Target Pay Mix

NCR Other NEOs Target Pay Mix	Peer Group Other NEO Target Pay Mix

Performance-Based vs. Fixed Pay Mix at Target:    For our CEO and other NEOs, the ratio between performance-based pay (including performance-based equity and cash incentive compensation) and fixed pay (base salary and time-based equity) is consistent with the pay mix of other CEOs and NEOs in our peer group. We strongly believe that it is this alignment between our executives’ and stockholders’ interests that helps to drive our relative total shareholder return results.

NCR CEO At-Risk vs Fixed Pay	Peer Group CEO At-Risk vs Fixed Pay

NCR NEO At-Risk vs Fixed Pay	Peer Group NEO at-Risk vs Fixed Pay

Granted vs. Realizable Compensation

Since such a significant portion of the compensation of our NEOs is performance-based and therefore “at risk,” we review the “granted” versus the “realizable” compensation levels of our CEO and our other NEOs to track the alignment and effectiveness of our pay-for-performance executive compensation design. To complete this analysis, we compare the value of the targeted compensation levels at the time of grant to the value of the realizable compensation levels each calendar year as a result of the performance of the organization in achieving its short-term and long-term goals and the year-end price of the Company’s stock. By way of example, the following table, which is different from our Summary Compensation Table on page 48 of this proxy statement, shows the “granted” versus “realizable” compensation for the CEO for the previous three fiscal years:

	Compensation “Granted”(1) ($millions)					Compensation “Realizable”(2) ($millions)					CEO Compensation “Realizable” vs. “Granted”
Year	Base	Target Bonus	RSUs	EPP	Total	Base	Actual Bonus	LTI	EPP	Total
2014	$1.0	$1.5	$5.0	$7.1	$14.6	$1.0	$0.0	$2.5	$0.0	$3.5	24%
2013	$1.0	$1.5	$5.0	$6.8	$14.3	$1.0	$0.6	$5.5	$6.8	$13.9	97%
2012	$1.0	$1.5	$4.5	$4.1	$11.1	$1.0	$1.1	$7.3	$4.8	$14.2	128%

(1)  Compensation “Granted” includes: base salary, target annual incentive, grant date fair market value of all equity awards, plus the projected EPP Bonus Credit award based on the financial plan established each year.

(2)  Compensation “Realizable” for each year includes: base salary, actual bonus received, the fair market value of outstanding awards granted each year as of December 31, 2014, and the actual EPP Bonus Credit award based on the actual economic profit for each year. The 2012 annual performance-based LTI award granted on February 28, 2012 is reflected at 127.8% of target (payout earned). The 2013 annual performance-based LTI award granted on February 25, 2013 is reflected at 100.8% of target (payout earned). The 2014 annual performance-based LTI award granted on February 24, 2014 is reflected at 43.6% of target, and is subject to the Company achieving a two-year average Return on Capital threshold of 20% during the performance period.

A comparison of our CEO’s realizable compensation to the performance of the Company is summarized below:

	CEO Compensation Realized/Earned			Company Performance

Year	Compensation “Realizable” vs. “Granted”	Bonus Payout Earned	Performance LTI Award Earned(1)	NPOICC Results ($millions)	NCR 1-Year Total Shareholder Return (TSR)(2)	NCR 1-Year TSR Percentile Rank for Peer Group(2)
2014	24%	0%	43.6%	$695	-14%	0%
2013	97%	42%	100.8%	$592	34%	25%
2012	128%	73%	127.8%	$486	55%	95%

(1)  The 2012 annual performance-based LTI award granted on February 28, 2012 is reflected at 127.8% of target (payout earned). The 2013 annual performance-based LTI award granted on February 25, 2013 is reflected at 100.8% of target (payout earned). The 2014 annual performance-based LTI award granted on February 24, 2014 is reflected at 43.6% of target, and is subject to the Company achieving a two-year average Return on Capital threshold of 20% during the performance period.

(2)  The TSR Percentile Rank measurement is from calendar year-end to calendar year-end.

The strong correlation between the compensation realizable by our CEO over the past three years, and our performance as measured by total shareholder return, demonstrates that our pay for performance compensation philosophy achieves the stated objective of linking our CEO’s compensation to our performance.

Role of Compensation Consultant.    The Committee considers advice and recommendations received from its independent compensation consultant, FWC, in making executive compensation decisions. FWC is independent of the Company’s management, and reports directly to the Committee. Representatives of FWC attended all of the Committee meetings in 2014. Our CEO is not present during discussions between the Committee and FWC regarding the CEO’s compensation and has not been provided a copy of any FWC reports on the CEO’s compensation.

Independence of the Compensation Consultant.    In 2014, the Committee considered the independence of FWC in light of SEC rules and NYSE listing standards. The Committee requested and received a letter from FWC addressing the consulting firm’s independence, including the following factors: (i) other services provided to the Company by FWC; (ii) fees paid by the Company as a percentage of FWC’s total revenue; (iii) policies or procedures maintained by FWC that are designed to prevent a conflict of interest; (iv) any business or personal relationships between the individual consultants from FWC involved in the engagement and a member of the Committee; (v) any Company stock owned by the individual consultants of FWC involved in the engagement; and (vi) any business or personal relationships between our executive officers and FWC or the individual consultants involved in the engagement. The Committee concluded that FWC’s work for the Committee is independent and does not raise a conflict of interest.

Role of Company Executives.    The Committee also considers recommendations from our CEO and our Senior Vice President, Corporate Services & Chief Human Resources Officer when designing our executive compensation programs, establishing goals for annual and LTI awards, and making executive compensation decisions for executives other than our CEO. Our CEO attends each Committee meeting and participates in the general discussion at those meetings. However, neither the CEO nor any member of management provides any recommendations, nor do they participate in any discussions with the Committee, with respect to the CEO’s compensation.

External Analysis—Peer Group Analysis and Market Surveys.    We use several methods to examine the various elements of our executive compensation program to determine the competitive market and to understand current compensation practices. In general, the Committee considers the median of the peer group data described below when establishing base salary, annual incentive, and long-term incentive opportunities. The Committee retains the flexibility to make adjustments in order to respond to market conditions, promotions, individual performance and internal equity. The Committee also reviews broad-based survey data prepared by FWC and also considers key business decisions that can impact compensation.

Compensation Peer Group.    FWC annually develops and presents a recommended peer group that is approved by the Committee. FWC then uses this peer group to produce an independent analysis that typically includes an examination of the cash and equity elements of compensation for the five most highly compensated executives in each peer company and a comparison of the Company’s similarly ranked NEOs to the 25th, 50th and 75th percentiles of the peer group. The analysis also includes comprehensive modeling of long-term incentive costs and resulting levels of stockholder value transfer and dilution, which the Committee considers when developing the aggregate annual budget for equity compensation awards.

The unique combination of industries represented by our core business creates challenges in identifying comparable companies for executive compensation analysis. We select our peer group by examining other companies in terms of industry, size, and recruiting in our GICS (Global Industry Classification Standard) industry group that are of reasonably similar size based on annual revenue, market capitalization, operating income, and number of employees. In addition, we look at variances to these metrics based on unique circumstances (for example, the impact of pension income and/or expense). We also consider other companies outside our GICS industry group with which we compete for talent.

We review our peer group at least once per year to ensure it continues to reflect the parameters originally outlined. The compensation peer group analyzed in setting 2014 executive compensation was modified from the 2013 peer group in the following manner:

(i)	DST Systems, Lexmark International, and Logitech International were removed from the peer group because they are significantly smaller than NCR in each of the financial metrics considered, which are revenue, operating income, market capitalization, and enterprise value;

(ii)	SAIC was removed because of its high concentration in government services and its split in September 2013 into two new publicly traded companies;

(iii)	Adobe Systems, Inc., CA Technologies, Inc., Intuit Inc. and Salesforce.com, Inc. were added as they are software/services companies and therefore better align to the Company’s business.

Our 2014 peer group therefore consisted of the following companies:

NCR’s Compensation Peer Group for 2014
Adobe Systems, Inc.	Agilent Technologies, Inc.	CA Technologies, Inc.	Diebold, Inc.

Fidelity National Information Services	Fiserv, Inc.	Harris Corp.	Intuit Inc.
Juniper Networks, Inc.	NetApp, Inc.	Pitney Bowes, Inc.	Salesforce.com, Inc.
SanDisk Corp.	Seagate Technology	Symantec Corp.	Western Digital Corp.

For 2015, following the same methodology used for 2014, the Committee approved the same peer group listed above.

Market Surveys.    FWC prepared a comprehensive analysis and assessment of the competitive position of the compensation pay mix and pay levels for our executives relative to the marketplace, using a combination of proxy data from our peer group and general market data provided to FWC by the Company. Market survey data includes surveys concentrated on companies in both general and high-tech industries, which encompass the Company’s competitors and non-competitors. The broad-based surveys are global in nature, which enables us to obtain salary structure market data in numerous countries under a consistent methodology to understand market trends and practices. The surveys utilized and the data scope used from each were:

Survey	Data Scope
Towers Watson General Industry Executive Compensation Survey – U.S.	Corporate-wide roles: Global Corporate Revenue $6-$10 Billion Other roles: appropriate Group/Division Revenue
Towers Watson High Tech Executive Compensation Survey – U.S.	Appropriate Unit Size based on Revenue
Aon Hewitt TCM Online Executive: United States	Corporate-wide roles: Corporate-wide Revenue $5-$10 Billion Other roles: appropriate Group/Division Revenue
Radford Technology Survey: US Survey Totals	All Companies

The Committee considers market median levels when setting compensation levels, but retains the flexibility to set compensation above or below the median based on individual considerations. In its October 2013 study, FWC considered the following market survey positions when evaluating the compensation levels for the following NEOs for 2014:

2013 Compensation Benchmark and Weighting

Name	Peer Group Proxy Data	General Survey Data
William R. Nuti	Chief Executive Officer (100%)	Not Applicable
Robert P. Fishman	Chief Financial Officer (75%)	Chief Financial Officer (25%)
John G. Bruno	2nd Highest Paid (50%)	Chief Operating Officer (50%)

In connection with their mid-year promotions, FWC considered the following market survey positions when evaluating the compensation levels for the following NEOs for 2014:

2014 Compensation Benchmark and Weighting

Name	Peer Group Proxy Data	General Survey Data
Andrew S. Heyman	Unit Head (75%)	Sector Head (25%)
Frederick J. Marquardt	Unit Head (75%)	Sector Head (25%)
Michael B. Bayer	Unit Head (75%)	Sector Head (25%)

Internal Analysis—Tally Sheets and Internal Equity. In addition to reviewing the market data described above, the Committee also reviews various internal analyses described below.

Tally Sheets.    At each regular Committee meeting considering compensation changes, the Committee reviews comprehensive tally sheets that show the total compensation opportunity provided to each executive over a three-year period. The tally sheets allow the Committee to review the degree to which historic, current, and projected compensation, including unvested equity awards, support the Company’s pay-for-performance philosophy and retention objectives. The Committee uses the data in the tally sheets to assess actual and projected wealth accumulation levels. The tally sheets are also used to compare year-over-year compensation as part of the process of establishing competitive compensation levels for the following year.

Internal Equity.    In addition to tally sheets, management prepares an overview of each executive’s base salary, annual incentive targets, and long-term incentive targets in comparison to internal peers. To maintain a fair balance throughout the executive level of the organization, we strive to ensure a level of consistency in compensation with differences based on the degree of judgment and strategic nature of the role of the executive, as well as each executive’s individual performance, as measured both objectively and subjectively. For 2014, the total target direct compensation (base salary, target annual bonus award, and target long-term incentive award excluding any EPP Bonus Credit awards or Bonus Bank payouts) of our CEO was 2.8 times the total target direct compensation of the next highest-paid NEO. The Committee considers this an appropriate ratio, taking into account our CEO’s overall leadership responsibility, the competitive market rate of compensation for CEO talent, the strategic nature of the CEO position as the senior executive leading the organization, the extent and scope of his responsibilities, his performance, and his additional role as Chairman of the Board of Directors.

Details on 2014 Executive Compensation

Annual Base Salary.    We attempt to set base salaries at a level competitive with our peer group. By doing so, we are able to attract and retain top quality executive talent and ensure that our overall fixed costs are kept at a reasonable level. The Committee reviewed and approved the following base salary actions during 2014:

Summary of 2014 Base Salary Actions

Name	Effective Date of Most Recent Base Salary Action	Base Salary on December 31, 2014(1)(2)	Rationale for Base Salary Actions
William R. Nuti	August 8, 2005	$1,000,000	No change – Competitive
Robert P. Fishman	September 15, 2014	$575,000	Competitive position, individual performance, and additional responsibilities
Andrew S. Heyman	September 15, 2014	$575,000	Competitive position, individual performance, and promotion
Frederick J. Marquardt	September 15, 2014	$575,000	Competitive position, individual performance, and promotion
Michael B. Bayer	November 1, 2014	$487,600	Competitive position and promotion
John G. Bruno	April 1, 2014	$750,000	Competitive position and additional responsibilities

(1) Mr. Bruno’s base salary on August 31, 2014 (the date of his resignation).

(2) Mr. Bayer’s salary is paid in Euros, which was converted to U.S. dollars for reporting purposes using the 2014 year-end exchange rate of 1.219 USD/EUR.

Annual Incentive Plan

Management Incentive Plan (MIP) and Customer Success Bonus Description.    The total annual bonus opportunity for our NEOs is comprised of two components: the MIP (which is based on a core financial objective that is multiplied by an individual performance modifier) and the Customer Success bonus. Awards are determined in the following manner:

Total Annual Bonus Opportunity

Management Incentive Plan (MIP)						Customer Success Bonus
Target Bonus %	x	“Core Financial Objectives”	x	Individual Performance Modifier	+	Payout Linked to Company’s Overall Customer Success Survey Results	=	Actual Bonus %
		(Range: 0% - 200%)		(Range: 0% - 150%)		(Range: 0% or 10%)

At the beginning of the performance year, the Committee establishes a total target bonus for each NEO as a percentage of their base salary. This total target bonus is comprised of two components: (i) a MIP target bonus that is comprised of a target bonus percentage that is then multiplied by a Company-wide financial performance goal factor (the “Core Financial Objectives”); and (ii) a modifier based on the applicable NEO’s individual performance goals (“MBOs”); and Customer Success target bonus.

Core Financial Objectives.    The Committee established the Core Financial Objectives for 2014 based on NPOI and Adjusted Free Cash Flow. We use NPOI as 60% of the Core Financial Objectives because it:

•	reflects our highest business imperative – driving growth in profit by increasing revenue and controlling operating costs;

•	is balanced with driving a strong focus on asset utilization, working capital, and cash flow;

•	is simple to calculate and easily understood by both employees and stockholders;

•	is a measure that we can track throughout the year; and

•	is a critical measure investors use to assess our execution of annual operations.

We use Adjusted Free Cash Flow as 40% of the Core Financial Objectives because it:

•	provides the company the resources required to invest in new technologies and innovations that fuel future growth;

•	encourages the Company to maximize cash flow from operations through increased revenue and sales while reducing operating expenditures where possible; and

•	encourages management to focus on working capital.

2014 Core Financial Metrics
Metric	Definition	Impact on our Financials	Impact on our Behavior

NPOI(1)	Our income (loss) from operations as reported under generally accepted accounting principles, excluding the impact of our pension expense and certain specified special items.	Profit (Loss) on our Income Statement (non-GAAP).	Forces decision-making to produce results aligned to achieving our long-term strategic objectives. Management can only be rewarded financially each year when they drive both profitable growth and use capital efficiently.

Adjusted Free Cash Flow(1)	Our net cash provided by operating activities and discontinued operations, less capital expenditures for property, plant and equipment, less additions to capitalized software, and discretionary pension contributions.	Income Statement and Statement of Cash Flow (non-GAAP).	Forces decision-making to provide available cash for investment in our existing businesses, strategic acquisitions and investments, repurchase of NCR stock, and repayment of debt obligations.

(1) NPOI and Adjusted Free Cash Flow are non-GAAP measures. Income from operations and net cash provided by operating activities, respectively, are the most comparable GAAP measures. For reconciliation of GAAP to non-GAAP measures, see Exhibit 99.2 to the Company’s Form 8-K filed on February 10, 2015.

We exclude the impact of our pension expense and certain specified special items from our NPOI Core Financial Objectives since they do not directly relate to an NEO’s performance or the Company’s operational success.

Core Financial Objective Thresholds, Target and Caps.    The Committee approves threshold, target and maximum levels for NPOI and Adjusted Free Cash Flow, which, if achieved, would result in a preliminary determination of the MIP bonus at 25%, 100%, or 200% of the MIP target bonus, respectively. Awards are interpolated between these levels.

2014 Management Incentive Plan Threshold and Cap.    Before any MIP award was payable for 2014, the Company had to achieve a threshold NPOI of $900 million. This NPOI performance level is 34% greater than the 2013 threshold NPOI of $670 million and 26% greater than he Company’s actual 2013 NPOI of $717 million. The Adjusted Free Cash Flow threshold performance level of $380 million is 83.5% greater than the Company’s actual 2013 Adjusted Free Cash Flow of $207 million. Establishing challenging performance thresholds for MIP eligibility demonstrates that our NEOs were required to achieve significant annualized NPOI and Adjusted Free Cash Flow growth in order to receive any payout for the MIP portion of their annual bonus. The annual bonus produced by the application of the formula described above is also subject to an absolute limit based on the Company’s performance. The maximum annual bonus payout opportunity for the CEO is 1.5% of NPOI. Our other NEOs have a maximum annual bonus payout opportunity of 0.75%.

Individual Performance Modifier.    In addition to the Core Financial Objectives, the Committee also establishes MBOs for the CEO and, in conjunction with the CEO, for each other NEO, which are discussed below under “2014 NEO Individual Performance Modifier.” These individual objectives are assigned to our NEOs based on their area of influence and on objectives that, if achieved, would be critical for the Company to achieve its overall financial goals and stretch internal objectives. Based on the extent to which an individual NEO satisfies his or her MBOs, the Committee determines an “individual performance modifier” that is used to increase or decrease the amount of the preliminary MIP bonus as determined by the Core Financial Objectives. The individual performance modifier can range from 0% for poor performance to 150% for exceptional performance.

Customer Success Bonus.    Because of the critical importance of customer retention, customer referrals and customer relationships, the Customer Success Bonus is retained as a separate component of the annual incentive plan with its own separate award structure. The Customer Success objective is linked to a semi-annual survey of customers conducted by an independent third party where the actual payout is determined at the discretion of the Committee for the CEO and at the discretion of the CEO for the other NEOs. For 2014, the Committee established incentive targets for the participants in the MIP based on peer group data and positioning within the senior leadership team. The 2014 target annual MIP opportunities for our NEOs were:

Summary of the Management Incentive Plan (MIP) Total Bonus Opportunity for 2014 (all figures expressed as a percentage of base salary)

Name	Year-End MIP Bonus Target	Customer Success Target	Total 2014 MIP Target	Total Annual Bonus Opportunity
William R. Nuti	140%	10%	150%	0% to 430%
Robert P. Fishman	100%	10%	110%	0% to 310%
Andrew S. Heyman	90%	10%	100%	0% to 280%
Frederick J. Marquardt	100%	10%	110%	0% to 310%
Michael B. Bayer	90%	10%	100%	0% to 280%
John G. Bruno	100%	10%	110%	0% to 310%

(1)  Mr. Marquardt’s MIP bonus target was increased to 90% from 75% of base salary as part of the annual compensation review process to bring him to a market-competitive level and to 100% from 90% of base salary as part of his promotion to Executive Vice President, Services, Hardware Solutions & Enterprise Quality.

By way of illustration, in the case of the CEO, if the Core Financial Objectives had been met at the maximum level, this could have generated a preliminary MIP bonus of 280% (200% of his 140% target bonus). If he had achieved the maximum individual performance modifier of 150%, his bonus could have become 420% (150% of his preliminary MIP bonus of 280%). If the Customer Success objective (10%) also had been met, his total bonus under the MIP could have been 430% of his base salary.

2014 NEO Objective Setting.    The Committee established multiple MBOs for each participating NEO as described below. These MBOs were selected because they directly complement our corporate strategic goals of:

•	Growing revenue;

•	Expanding margins;

•	Improving the customer experience so that it provides a competitive advantage;

•	Continuing to shift the focus towards software, cloud offerings and other services as a primary source of the Company’s annual revenue;

•	Improving sales and go-to-market execution across both the Company’s core and emerging industries;

•	Furthering our strategy to grow into market adjacencies and continue to improve the revenue mix with a higher percentage of software and services;

•	Talent objectives; and

•	Delivering disruptive innovation across all industries.

2014 MIP Core Financial Objectives, Performance Results and Payouts.    The Committee established the 2014 Core Financial Objectives to align with our corporate objective as shown below. Also shown below are the MIP results and the incentive award payouts approved for each participating NEO for the 2014 performance year. NPOI for the year was $820 million which failed to meet the threshold NPOI objective of $900 million. Adjusted Free Cash Flow for the year was $313 million which failed to meet the threshold Adjusted Free Cash Flow objective of $380 million. These performance results against our internal annual incentive plan financial metrics resulted in an earned payout of 0% of target and therefore none of our NEOs earned any award under the 2014 annual MIP program.

	Summary of the Management Incentive Plan (MIP) Performance Objectives/Results for 2014

	2014 Performance Objectives ($M)			2014 Performance Results ($M)	2014 MIP Payout Funding
MIP Discretionary Objectives	Threshold (25% Funded)	Target (100% Funded)	Maximum (200% Funded)
Non-Pension Operating Income (60%)	$900	$920	$1,010	$820	0%
Adjusted Free Cash Flow (40%)	$380	$430	$530	$313	0%
Customer Success Objective	Payout linked to the Company’s overall customer satisfaction			Below Expectations	0%

2014 Individual Performance Modifier Assessment.    Although Mr. Nuti and other NEOs did achieve and exceed many of their 2014 individual objectives, collectively the Company’s financial performance did not meet expectations and 2014 results fell short on each of the MIP’s threshold performance objectives. Therefore it was determined that no MIP awards would be paid to the CEO or any other NEO for 2014 in keeping with our pay-for-performance philosophy. While individual objectives were established for Mr. Bruno, in light of his resignation in August 2014, he was not eligible to receive any 2014 MIP award.

The following is a summary of the total annual bonus payments under MIP approved for each participating NEO for the 2014 performance year. Mr. Bruno resigned from the Company on August 31, 2014 and was not eligible for a MIP award.

Summary of Management Incentive Plan (MIP) Participation and Payout for 2014

Name	2014 Target MIP(1)		MIP Payout Earned as % of Target	Funded MIP Payout (Before IPM)	Individual Performance Modifier	MIP Payout (After IPM)	Customer Success Payout (10% of Target)	Total Bonus Payout
William R. Nuti	$1,400,000		0%	$0	—	$0	$0	$0
Robert P. Fishman	$538,502		0%	$0	—	$0	$0	$0
Andrew S. Heyman	$453,635		0%	$0	—	$0	$0	$0
Frederick J. Marquardt	$482,404		0%	$0	—	$0	$0	$0
Michael B. Bayer	$187,929	(2)	0%	$0	—	$0	$0	$0
John G. Bruno	$466,385		0%	$0	—	$0	$0	$0

(1)  Reflects prorating for mid-year salary and/or target bonus changes and for Mr. Bayer, reflects a pro rated amount given his start date of August 1, 2014.

(2)  Mr. Bayer’s target MIP is established in Euros, which was converted to U.S. dollars for reporting purposes using the 2014 year-end exchange rate of 1.219 USD/EUR.

Pursuant to his employment offer to join the Company, Mr. Bayer received a guaranteed minimum bonus award of €175,000 for his period of employment with the Company during 2014. In addition to Mr. Bayer’s award, Messrs. Heyman and Marquardt each received discretionary bonuses for 2014 that were recommended by the

CEO and approved by the Committee. Mr. Heyman was awarded $100,000 for over-achievement on the integration of Digital Insight, Software Plan Execution and overall growth and performance for the Financial Services Division. Mr. Marquardt was awarded $100,000 for improvement on Services delivery execution throughout 2014 and specifically delivering strong results in the fourth quarter of 2014.

2014 Annual Long-Term Incentive Plan.    Our LTI program ensures that a large portion of total compensation for executives is directly aligned with Company performance and changes in stockholder value. Awards can be made in cash or Company stock with performance-based or time-based vesting and a minimum three-year vesting schedule. LTI awards are made under the SIP and the EPP.

Equity Award Grant Process.     All equity awards granted as part of annual total compensation for executive officers and other employees are made on specific cycle dates, typically in February, and are approved in advance by the Committee. In addition to annual LTI grants, we grant ad hoc equity awards to new hires, in connection with promotions, or for retention purposes. Ad hoc equity awards made to our Section 16 Officers must be approved in advance by the Committee. Ad hoc equity awards for all employees other than Section 16 Officers are approved by our CEO. Ad hoc equity awards with a value of over $250,000 are also approved by our Senior Vice President, Corporate Services & Chief Human Resources Officer. Ad hoc award equity awards made by the CEO pursuant to this delegation are reviewed annually with the Committee.

The number of shares of restricted stock, shares subject to restricted stock units or options granted is determined by converting the dollar value approved by the Committee into a specific number of shares. The number of shares of restricted stock or shares subject to restricted stock units and the number of stock options is determined based on the closing price of NCR common stock on the date of grant. The exercise price for stock option awards is the closing price of NCR common stock on the date of grant. For grants awarded prior to 2012, the number of shares of restricted stock and shares subject to restricted stock units was determined by dividing the approved dollar value by the average of the closing price of NCR common stock for the 20 trading days preceding the grant date. In the case of options, the approved dollar value was divided by the average of the closing price of NCR common stock for the 20 trading days preceding the grant date and then divided by the current year’s Black-Scholes valuation factor.

2014 Annual LTI Equity Awards.    The use of equity for our long-term incentive plan links our executives and stockholders to a common goal: sustainable stockholder value creation. The combination of performance-based and time-based restricted stock units creates commonality of interests with stockholders, helps manage our ability to retain our key executives, and provides a good balance to our executives and protection to our stockholders since wealth creation can be “realizable” by an executive only when both long-term performance goals and time-based milestones are achieved.

Target Award Levels.    The Committee annually approves a budget for the aggregate long-term incentives to be granted on a Company-wide basis. The accounting expense, stockholder dilution, percentage of shares allocated to the Company’s long-term incentive program, and the Company’s usage of allocated shares for the long-term incentive program are all factors considered in the Committee’s budget decision. With respect to long-term incentive awards to executive officers, the Committee determines the appropriate level of award for each position based on external market data and internal comparisons in order to meet the competitive market for that position, reserving a portion of the total share pool for ad hoc awards for newly hired employees, promotions, and retention needs that may occur during the year.

Award Mix.    The 2014 annual equity award mix for NEOs is 75% performance-based restricted stock units and 25% time-based restricted stock units. This mix is consistent with our objective of keeping a significant portion of our variable compensation as performance-based while balancing the need to maintain a certain level of retention through time-based milestones.

Time-based Awards.    Time-based restricted stock units awarded in 2014 vest 100% on the third anniversary of the grant date. These equity awards are subject to the executive’s continued employment with the

Company on the vesting date subject to certain limited exceptions in the event of death, disability, termination without cause, termination for good reason and change in control. These provisions are described in the Potential Payments Upon Termination or Change in Control section beginning on page 57 of this proxy statement.

Performance-based Awards.    Performance-based restricted stock units awarded in 2014 have a two-year performance period with NPOICC as the secondary performance metric, except as described below with respect to certain 2014 performance-based Ad Hoc awards for Messrs. Marquardt and Bayer. However, the Company must achieve a two-year average return on capital (“ROC” – the primary performance metric) performance threshold of 20% for the period from January 1, 2014 through December 31, 2015 before any performance-based restricted stock units awarded as part of our annual grant cycle can be earned. ROC is calculated by dividing NPOI by Controllable Capital, which represents the working capital that the management team has deployed at any given time. A two-year average 20% ROC performance threshold is a significant hurdle that ensures no performance-based restricted stock units can be earned if the Company does not generate enough ROC during the performance period to sustain and grow the business. This practice serves to mitigate risk in a challenging year and also protects the interests of our stockholders. Consistent with Section 162(m) of the Code, the Committee retains discretion to decrease, but not increase, the final number of 2014 performance-based restricted stock unit awards earned.

Award Levels.    The maximum share payout for performance-based restricted stock units awarded in 2014 is 125% of target. The calculation of the number of shares earned is based on the following calculation of NPOICC:

Non-Pension Operating Income minus Capital Charge (NPOICC)
Formula	Definition	Impact on our Financials	Impact on our Behavior

NPOI(1)	Non-Pension Operating Income (NPOI) is our income (loss) from operations as reported under generally accepted accounting principles, excluding the impact of our pension expense and certain specified special items.	Profit (Loss) on our Income Statement (non-GAAP)	Drive Revenue Growth and Expand Gross Margin

–	–

Capital Charge

Capital Charge is our “controllable capital” multiplied by our annual “weighted average cost of capital” (WACC) which was 9.6% for 2013

Controllable Capital is our working capital (accounts receivable plus inventory, minus the sum of accounts payable, deferred revenue and customer deposits), plus the sum of property, plant and equipment, other current assets excluding taxes, and capitalized software, minus the sum of accrued payroll and employee benefits liabilities and other current liabilities, excluding taxes and severance

Weighted Average Cost of Capital (WACC) is defined as the sum of:

a) the product of (i) the cost of equity, and (ii) the weighted market value of the Company’s common shares outstanding

		Changes in Assets, Liabilities & Stockholders’ Equity on our Balance Sheet (non-GAAP)	Efficient use of Capital (Assets, Debt and Stock)

+

b) the product of (i) the cost of debt, and (ii) the weighted market value of the Company’s long-term and short- term debt divided by:

c) the sum of the weighted market value of common shares outstanding and the weighted market value of long-term debt and short-term debt

=	=

NPOICC	Non-Pension Operating Income minus Capital Charge (NPOICC)	Changes in our Stock Price, Market Capitalization, and Enterprise Value	Create Sustainable Enterprise Value for Stockholders

(1)  NPOI is a non-GAAP measure. Income from operations is the most comparable GAAP measure. For reconciliation of GAAP to non-GAAP measures, see Exhibit 99.2 to the Company’s Form 8-K filed on February 10, 2015.

We take into consideration capital charges for the year because these charges represent our cost of capital as used in our operations and corporate activities. By incorporating capital charges into the performance measure, we are able to ensure the NEOs consider the short-term and long-term impact of their decisions. The long-term impact is based on charging a cost of capital for long-term assets to reflect our investors’ assumed expected return on equity capital. The short-term financial consequence is based on the charge associated with working capital items such as accounts receivable, inventory and other current assets. As a result, we expect the Core Financial Objective to motivate the NEOs to prudently manage our assets as they work to increase revenue and lower operating costs.

Vesting.    Any 2014 performance-based restricted stock unit payout earned following the end of the two-year performance period in December of 2015 will vest on October 24, 2017. All of our equity awards are subject to the executive’s continued employment with the Company on the vesting date along with certain other rules in the event of death, disability, termination without cause, termination for good reason and change in control. These provisions are described in the Potential Payments Upon Termination or Change in Control section beginning on page 57 of this proxy statement.

2014 Results.    The NPOICC result achieved for 2014 was $695 million. For our 2013 performance-based restricted stock unit awards, the 2013 NPOICC of $592 million resulted in a preliminary award of 100.8% of target. Since the 2014 NPOICC of $695 million exceeded the 2013 target NPOICC of $590.0 million, the performance-based awards granted on February 25, 2013 will be awarded at 100.8% of target and will vest 100% on October 25, 2016.

For our 2014 performance-based restricted stock unit award, the 2014 NPOICC of $695 million resulted in an earned payout of 43.6% of the target number of units granted on February 24, 2014. Since the payout earned for 2014 is less than 100% of the target award level, 43.6% becomes the maximum award payout and is now subject to the two-year average ROC requirement, along with the vesting requirement of continued employment with the Company through October 24, 2017. Below is a historical view of how the Company has paid out on the annual performance-based restricted stock unit awards granted.

	Annual LTI Award Performance Goals, Results and Payouts

LTI Award Year	Annual LTI Award Performance Period	Annual LTI Performance Range (Threshold-Target-Maximum) (NPOICC in $M)	Return on Capital Results	NPOICC Results ($M)	LTI Final Payout
2014	1/1/2014 to 12/31/2015	$665 - $785 - $865	62.7%	$695	43.6%
2013	1/1/2013 to 12/31/2014	$530 - $590 - $650	57.5%	$592	100.8%
2012	1/1/2012 to 12/31/2013	$420 - $450 - $515	58.5%	$486	127.8%

Long-term equity incentive values to the NEOs during 2014 are summarized as follows:

	2014 Annual LTI Award Value(1)
Name	Performance- Based RSU Award Value (75%)	Time-Based RSU Award Value (25%)	Total Annual LTI Award Value
William R. Nuti	$3,749,991	$1,250,008	$4,999,999
Robert P. Fishman	$562,525	$187,486	$750,011
Andrew S. Heyman	$750,012	$249,982	$999,994
Frederick J. Marquardt	$487,498	$162,488	$649,986
Michael B. Bayer(2)	$0	$0	$0
John G. Bruno(3)	$1,275,006	$425,002	$1,700,009

(1)  Represents the “grant date fair value” of the LTI awards granted in 2014, as summarized on the “Grants of Plan-Based Awards for 2014” table on page 52 of this proxy statement.

(2)  Mr. Bayer was not employed by the Company at the time of the 2014 Annual LTI award.

(3)  Mr. Bruno forfeited all unvested equity at the time of his resignation.

2014 Ad Hoc LTI Awards.    The Committee approved an Ad Hoc LTI award to Mr. Marquardt in 2014 as recognition for his promotion to Executive Vice President, Services, Hardware Solutions & Enterprise Quality, becoming a Section 16 Officer, to increase the retention value of his unvested equity, and to create a strong link between Mr. Marquardt and stockholders. In addition, the Committee approved an Ad Hoc LTI award to Mr. Bayer in 2014 at the time of his hire and then again to increase the retention value of his unvested equity and to create a strong link between Mr. Bayer and stockholders. Mr. Bayer’s new hire award was in the form of time-based restricted stock units since he was not an executive officer of the Company at that time. The Ad Hoc LTI awards to Messrs. Marquardt and Bayer in May and December, respectively, are single-metric performance-based awards in compliance with our policy that retention awards to executive officers will include performance-based vesting conditions. Vesting of single-metric performance-based awards is contingent on the Company achieving a Committee-approved NPOI performance threshold for the performance period of January 1, 2015 through December 31, 2015. If the performance level is achieved, the awards will vest on the third anniversary of the grant date, provided each recipient is continuously employed by the Company until that date. The Committee believes that the NPOI performance threshold established for these awards will be difficult to achieve, but is attainable. No other NEOs received Ad Hoc LTI awards during 2014.

2014 Ad Hoc RSU Awards
Name	Award Type	Grant Date	Total Award Value
Frederick J. Marquardt	Performance-based RSUs	May 1, 2014		$250,009
Michael B. Bayer	Time-based RSUs Performance-based RSUs	August 1, 2014 December 1, 2014	$ $	600,000 399,999

Update on Prior Performance-Based Restricted Stock Unit Awards

2012 Performance-Based Restricted Stock Units.    In 2012, the Committee granted performance-based restricted stock units to our NEOs, other than Mr. Bayer who joined the Company during 2014. The awards were granted with a two-year performance period that commenced January 1, 2012 and ended December 31, 2013. The number of shares earned could range, according to the level of performance achieved, from a threshold of 25% to a maximum of 150% of the performance-based units granted. In February 2014, the Committee certified that the performance conditions for these awards were achieved at 127.8% of target. The awards had a threshold performance target of 20% ROC, which was also achieved. These awards vested 50% on February 28, 2015 and will vest 50% on October 28, 2015, subject to the executive’s continued employment with the Company through the vesting date along with certain other rules in the event of death, disability, termination without cause, termination for good reason and change in control, which are described in the Potential Payments Upon Termination or Change in Control section beginning on page 57 of this proxy statement.

2013 Performance-Based Restricted Stock Units.    In 2013, the Committee granted performance-based restricted stock units to our NEOs, other than Mr. Bayer who joined the Company during 2014. The awards were granted with a two-year performance period that commenced January 1, 2013 and ended December 31, 2014. The number of shares earned could range, according to the level of performance achieved, from a threshold of 25% to a maximum of 125% of the performance-based units granted. In February 2015, the Committee certified that the performance conditions for these awards were achieved at 100.8% of target. The awards had a threshold performance target of 20% ROC, which was also achieved. These awards will vest 100% on October 24, 2016, subject to the executive’s continued employment with the Company through the vesting date along with certain other rules in the event of, death, disability, termination without cause, termination for good reason and change in control which are described in the Potential Payments Upon Termination or Change in Control section beginning on page 57 of this proxy statement.

2014 Economic Profit Plan (EPP).    The EPP is designed to further link the incentive compensation of the participants to the long-term, sustainable creation of stockholder value and to strike a balance with the dilution that can occur with equity based awards. The financial metric used for the 2014 EPP is the Company’s 2014 “Economic Profit.” Economic Profit (“EP”) is defined for 2014 as:

(i)	the Company’s non-pension operating income (“NPOI”), less

(ii)	the product of the Company’s Controllable Capital and Weighted Average Cost of Capital (“WACC”).

The Committee chose to align the WACC calculation between the NPOICC for our performance-based restricted stock unit awards and the EPP at a fixed rate of 9.6% for the 2014 performance year, which was the four-quarter average of our WACC in 2013.

The EPP does not establish goals or have a target. Rather, the EPP allows participants to share in a portion of the economic profit that they helped to create. Payments under the EPP may be made annually and are subject to adjustment based on future years’ economic profit. As a result, transactions can be included when they are complete and WACC can be averaged each year to more closely align the overall program with the actual transactions and actual costs of capital. The impact of any particular transaction or change in cost of capital is smoothed out over the years through the bonus banking mechanism described in more detail below.

In 2014, the Committee assigned to each executive participating in the EPP a specified percentage of the Company’s economic profit. The maximum percentage of our economic profit that an NEO or other participant may receive for any performance year is 5.0%. This percentage is referred to as a participant’s “carried interest” in the Company’s economic profit and represents the participant’s opportunity to receive annual cash payouts. Each year, a participant receives a “bonus credit” award equal to his or her carried interest percentage of economic profit for that year. The bonus credit is credited to the participant’s account, known as a “Bonus Bank,” under the EPP. This credit may be positive or negative. Therefore, future year payments may not correlate to an individual year’s performance, as the Bonus Bank value is dependent upon multi-year performance. The EPP provides that participants receive a payout equal to 33% of the balance of their Bonus Bank in August of the following year, provided that the Company also passes the annual cash flow test.

The EPP provides that, under this cash flow test, the Company’s annual Cash Flow from Operations (as defined below under “2014 Economic Profit Results, EPP Bonus Credit awards and Payouts”) must be equal to or exceed 1% of the Company’s total revenue. The EPP further provides that if the Company does not pass this cash flow test, the amount that would otherwise have been paid from a participant’s Bonus Bank will instead remain in the participant’s Bonus Bank, without interest. Additionally, if a participant were to receive a bonus credit under the

EPP in excess of $10 million in the calendar year, the amount of the bonus credit in excess of $10 million will not be paid in such year. The excess amount will remain in the participant’s Bonus Bank, without interest.

A participant forfeits the amount held in his or her Bonus Bank in the event of a voluntary termination of employment without good reason or an involuntary termination for cause. However, there are special rules in the event of death, disability, involuntary termination without cause, termination for good reason, or a termination following a qualifying change in control which are described in the Potential Payments Upon Termination or Change in Control section beginning on page 57 of this proxy statement.

In 2014 the Committee amended the plan so that the Cash Flow Test used to determine if a contribution can be made to the Bonus Bank balance for involuntarily terminated EPP participants will be the Cash Flow Test in effect before 2013 when the Committee had no discretion to exclude from the Cash Flow Test extraordinary contributions/payments made by the Company in connection with the Company’s pension strategy or other extraordinary cash items as determined by the Committee. This amendment was made to avoid any potential with Section 409(A) of the Code.

Consistent with Section 162(m) of the Code, the Committee does not increase the originally established 2014 carried interest of a participant during a performance year. However, the Committee retains the discretion to reduce the bonus credit to a participant’s Bonus Bank or to reduce the amount previously credited to a participant’s Bonus Bank. Such reductions could be based on the Company’s performance against its financial and strategic objectives, a business unit’s performance against its annual financial and operational goals, the executive’s performance against his or her individual MBOs or other factors determined to be relevant by the Committee.

There are several advantages to the plan design of the EPP. First, it recognizes that internally established targets are by definition difficult to calibrate given the volatility in the economic environment, whereas the EPP pays on absolute economic value created. Second, EPP payouts operate as a natural retention device with the payments scheduled in August, separate from other vesting dates or award payout events.

2014 Economic Profit Results, EPP Bonus Credit Awards and Payouts.    Economic profit for the 2014 performance year was $695 million. Also, the Company exceeded the cash flow test requirement under the EPP since Adjusted Cash Flow from Operations of $572 million was greater than 1% of total revenues for 2014 (or 66 million).

Summary of the Economic Profit Calculation and EPP Cash Flow Test Results for 2014

Economic Profit Calculation ($M)			EPP Cash Flow Test ($M)
NPOI(1)			Cash Flow from Operations	$524
		$820	Pension Adjustment	$48
			Adjusted Cash Flow from Operations(1)(2)	$572
Controllable Capital	$1,307		Total Revenues	$6,591
WACC	9.6%		Cash Flow Hurdle Rate (% of Total Revenues)	1.0%
Less: Capital Charge		$(125)	Cash Flow Hurdle Amount	$66
Economic Profit		$695	Cash Flow Test Passed

(1)  NPOI and Adjusted Cash Flow from Operations are non-GAAP measures. Income from operations and net cash provided by operating activities, respectively, are the most comparable GAAP measures. For reconciliation of GAAP to non-GAAP measures, see Exhibit 99.2 to the Company’s Form 8-K filed on February 10, 2015.

(2)  Adjusted Cash Flow from Operations is net cash provided by (used in) operating activities (in 2014, $524.0 million), adjusted to exclude any extraordinary cash payments made to or under the Company’s global defined benefit pension and retirement plans in connection with the

Company’s strategy to reduce pension liability or increase pension funding (including but not limited to, cash payments made in connection with any annuity purchase, plan termination or settlement).

Although an Economic Profit of $695 million was achieved for 2014, which would have resulted in an EPP bonus credit award of $9.9 million for all plan participants, the Company did not achieve key financial results and operational goals for the 2014 performance year. Further, in keeping with the Company’s pay-for-performance culture the CEO requested that the Committee not award any EPP bonus credit award to himself or any member of the management team for the 2014 performance year. The Committee acknowledged the CEO’s leadership on the proposed action and approved this recommendation.

The participation level of each NEO and the amounts earned under the EPP for the 2014 performance year are summarized as follows:

Summary of 2014 Economic Profit Plan Participation, Bonus Credit Awards, and Cash Payout
Name	2014 EPP Carried Interest	Ending 2013 Bank Balance (After 2013 Payout)	2014 EPP Bonus Credit Award	Bank Balance (Before 2014 Payout)(1)	2014 EPP Cash Payout(2)	2014 Ending EPP Bank Balance (After 2014 Payout)
William R. Nuti	0.900%	$8,751,983	$0	$8,751,983	$2,888,154	$5,863,829
Robert P. Fishman	0.150%	$1,068,844	$0	$1,068,844	$352,719	$716,125
Andrew S. Heyman	0.150%	$495,800	$0	$495,800	$163,614	$332,186
Frederick J. Marquardt	0.125%	$396,640	$0	$396,640	$130,891	$265,749
Michael B. Bayer(3)	0.000%	$0	$0	$0	$0	$0
John G. Bruno(4)	0.200%	$1,542,729	$0	$0	$0	$0

(1)  33% of the Bank Balance (before 2014 payout) is the 2014 EPP Cash Payout.

(2)  The 2014 EPP Cash Payout is payable in August 2015 in accordance with the terms and conditions of the EPP.

(3)  Mr. Bayer did not participate in the 2014 Economic Profit Plan as he joined the Company in August 2014.

(4)  Mr. Bruno’s entire Bank Balance was forfeited upon his resignation effective August 31, 2014.

2015 Annual Long-Term Incentive Program

2015 Annual LTI Awards. The Committee made several modifications to the design of our 2015 LTI awards, including:

•

increasing the maximum award payable under the Performance-Based Restricted Stock Unit program to 150% of target (up from 125%) to better align the program with market practices and to keep our executive team fully focused and rewarded for significant overachievement of our financial goals established for 2015;

•

modifying the vesting schedule for newly awarded time-based restricted stock units granted after January 1, 2015 to a ratable vesting schedule, with one-third of units vesting on each anniversary of the grant date. Formerly, time-based restricted stock units vested 100% on the third anniversary of the grant date. The Committee made this change to better align with market practices and to facilitate the Company’s ability to attract and retain top talent; and

•

introducing prorated vesting for employees who voluntarily terminate their employment with the Company after reaching age 62 with 10 years of continuous service. Formerly, a voluntary termination by an employee age 62 with 10 years of continuous service would result in the forfeiture of unvested awards. The Committee made this change to better align with market practices.

The 2015 LTI awards for our NEOs remain 75% performance-based restricted stock units and 25% time-based restricted stock units. This mix balances our desire to keep a significant portion of pay performance-based with the need to maintain a certain level of retention value. The performance-based awards are subject to a two-year performance period.

The number of shares earned as part of the 2015 LTI award will be determined initially based on the NPOICC achieved during the 2015 fiscal year (between a threshold, target, and maximum payout objective) and, to the extent the number of shares earned exceeds the 2015 target, the number of shares earned may be further adjusted based on the NPOICC achieved during the 2016 fiscal year. In this case, the Company must also achieve NPOICC results for the 2016 fiscal year at least equal to target NPOICC set for the 2015 fiscal year, or the final number of shares earned will be reduced to the target number of shares granted. Any shares earned under the 2015 annual LTI plan will vest 100% on October 23, 2018.

Both the performance-based and time-based portions of the 2015 Annual LTI award are subject to the executive’s continued employment with the Company through the vesting date subject to certain exceptions in the event of death, disability, termination without cause, termination for good reason and change in control which are described in the Potential Payments Upon Termination or Change in Control section beginning on page 57 of this proxy statement.

2015 Economic Profit Plan.    EPP awards will continue to be a portion of the overall LTI award value granted to NEOs that would otherwise be granted as restricted stock units under the SIP. Each participating executive will receive a carried interest in the EPP that provides an opportunity for a Bonus Credit award based on Economic Profit. In January 2015, the Committee approved an amendment and restatement of the EPP, including a modification to the EPP definition of Economic Profit, contingent upon shareholder approval of Item 4 found on page 73 of this proxy statement. The Committee, in consultation with its compensation consultant, made this change to better capture the EVA created by the decisions of our NEOs. Under the modified definition, beginning in 2015 Economic Profit (“EP”) is defined as:

(i)	the Company’s Net Operating Profit After Tax (“NOPAT”), less

(ii)	the product of the Company’s Total Invested Capital and Weighted Average Cost of Capital (“WACC”).

For purposes of this modified definition, the terms “NOPAT,” “Total Invested Capital” and WACC” have the meanings described in the materials for shareholder approval in Item 4 of this proxy statement.

The Committee chose to align the WACC calculation between the NPOICC and the EPP at a fixed rate of 9.0% for the 2015 performance year, which was the Company’s quarterly average WACC during 2014. The maximum percentage of our Economic Profit that a participant may receive for any performance year is 5.0%.

The long-term incentive awards granted to each NEO for the 2015 fiscal year are summarized as follows:

	Summary of Long-Term Incentive Awards Granted in 2015

	2015 Annual LTI Award Value(1)			2015 EPP Participation
Name	Performance-Based RSU Award Value (75%)	Time-Based RSU Award Value (25%)	Total Annual LTI Award Value
William R. Nuti	$6,000,000	$2,000,000	$8,000,000	0.65% Carried Interest
Robert P. Fishman	$825,000	$275,000	$1,100,000	0.48% Carried Interest
Andrew S. Heyman	$1,125,000	$375,000	$1,500,000	0.65% Carried Interest
Frederick J. Marquardt	$1,125,000	$375,000	$1,500,000	0.65% Carried Interest
Michael B. Bayer	$1,125,000	$375,000	$1,500,000	0.65% Carried Interest

(1)   Represents the 2015 LTI dollar value approved by the Committee for each award.

Executive Perquisites. Our executives are eligible for limited perquisites which do not comprise a significant amount of compensation provided under our executive compensation program. They include financial counseling, executive medical exam, relocation benefits, and also with respect to our CEO, occasional hotel accommodation, limited personal use of corporate aircraft, and security expenses. The perquisites we provide support our objective to attract and retain high quality talent and are designed to allow our executives to focus on their business responsibilities with less concern for the situations covered by these perquisites. In 2014, the Committee approved an increase to our CEO’s annual personal use allowance of the Company’s aircraft to $100,000 based on the Internal Revenue Service’s standard industry fare level in order to be more competitive with market practices. A more detailed description of these perquisites and the incremental costs to the Company associated with providing each of these perquisites are contained in the Perquisites Table and the footnotes to the Perquisites Table on page 49 of this proxy statement.

The Committee prohibits all tax reimbursements (or tax gross-ups) with the exception of those provided in connection with relocations required by the Company, which are generally also provided to all non-executive employees, and those that may be provided in the event of a qualifying termination following a change in control of the Company to participants in the Change in Control Severance Plan who entered the plan prior to January 28, 2010 (as discussed below).

Retirement Benefits.    All of our U.S. pension plans were closed to new entrants in 2004 and benefits were frozen as of December 31, 2006. Certain pension benefits continue to be provided under certain non-U.S. pension plans. The actuarial present values of the accumulated pension benefits as of the end of 2014 for Messrs. Fishman and Bayer, our only NEOs who are entitled to benefits under Company pension plans, as well as other information about the plans in which these NEOs participate, are reported in the Pension Benefits Table and the narrative to that table beginning on page 56 of this proxy statement.

The Company maintains the NCR Savings Plan, a 401(k) plan, to which it made matching contributions in 2014. For our NEOs the match amount was equal to 50% of the first 4% of each NEO’s eligible pay ($260,000 for 2014) contributed to the plan from January 1, 2014 until March 30, 2014 and then equal to 50% of the first 8% of each NEO’s eligible pay for the remainder of 2014, up to a maximum matching contribution of $6,000.

Change in Control Arrangements.    If the Company considers transactions that could result in a change in control of the Company, we want to ensure that key members of management have incentives to remain during this process and evaluate potential transactions in an independent and objective manner that may maximize stockholder value. In 2006, we adopted the Change in Control Severance Plan. As described in the Potential Payments Upon Termination or Change in Control section beginning on page 57 of this proxy statement, benefits under the Change in Control Severance Plan are paid only if both a qualifying change in control and a qualifying termination of employment occur (a “double-trigger”).

The Change in Control Severance Plan provides for separation payments and benefits to certain of our executives based on the plan tier level assigned by the Committee. For the CEO the cash severance payout benefit is 300% of the sum of the CEO’s base salary and target bonus amount, and for the other NEOs it is 200% of base salary plus target bonus. There are no tax gross-ups under the plan, except in the case of participants who entered the plan prior to January 28, 2010. The tax gross-up only applies if the aggregate value of all severance and other change in control payments to the participant exceeds 110% of the maximum amount that could be paid under Section 280G of the Code without imposition of an excise tax. If the value of such payments would not exceed the 110% threshold, then the payments would be reduced to the extent necessary to avoid imposition of the excise tax.

Additional details regarding the payments and benefits provided to the NEOs upon satisfaction of the double-trigger are described in the Potential Payments Upon Termination or Change in Control section beginning on page 57 of this proxy statement.

Severance Benefits.    To ensure that we offer competitive executive compensation programs, when appropriate, we believe it is important to provide reasonable severance benefits to our executives, including the NEOs. Our current severance arrangement for the CEO was provided as a result of negotiations at the time of his hire in order to attract him to the Company. A description of the severance arrangement with our CEO is described in detail in the Agreements with our Named Executive Officers section on page 50 of this proxy statement. In 2014 the Committee adopted the Executive Severance Plan to better align our executive severance benefits with market practices and to facilitate the Company’s ability to attract and retain top talent. This Executive Severance Plan provides for lump sum cash severance equal to 1x “Base Salary” plus certain other severance benefits for eligible executives in the event of a qualifying termination. The Executive Severance Plan is described in detail in the Potential Payments Upon Termination or Change In Control section on page 57 of this proxy statement.

Compensation Recovery Policy.    Under our Compensation Recovery Policy (or claw back policy), each executive officer must repay or forfeit, as directed by the Committee, any annual incentive, long-term incentive, equity-based award or other performance-based award received by him or her if:

•

the payment, grant or vesting of such compensation was based on the achievement of financial results that were the subject of a restatement of the Company’s financial statements, as filed with the Securities and Exchange Commission;

•	the need for the restatement was identified within three years after the date of the first public issuance or filing of the financial results that were subsequently restated;

•	the Committee determines in its sole discretion that the executive officer’s negligence, fraud or misconduct caused or contributed to the need for the restatement; and

•

the Committee determines in its sole discretion that it is in the best interests of the Company and its stockholders for the executive officer to repay or forfeit all or any portion of the compensation.

In addition, if the Committee determines that this policy applies to an executive officer, then in addition to the above provisions, the executive officer must, to the fullest extent permitted by law and as directed by the Committee: (i) forfeit any outstanding equity-based awards; and (ii) repay the amount received upon settlement of any time-based equity awards or any gains realized upon the exercise of stock options.

Stock Ownership Guidelines

We have adopted stock ownership guidelines for our NEOs to ensure that our NEOs maintain an equity interest in the Company at a level sufficient to assure our stockholders of our NEOs commitment to value creation. All NEOs have a five-year period from the date of hire or, if applicable promotion, to achieve the stock ownership guidelines. For these purposes, stock ownership includes shares owned outright by the NEO, interests in restricted stock and restricted stock units, and stock acquired through our employee stock purchase plan. Stock options are not taken into consideration in meeting the ownership guidelines.

As of December 31, 2014, all of our then employed NEOs exceeded these guidelines with the exception of Mr. Bayer, who joined the Company in August 2014. Mr. Bruno is not reflected in the chart below given his August 2014 resignation.

Name	Stock Ownership Guideline (multiple of base salary)	Stock Ownership Achieved (as of December 31, 2014)
William R. Nuti	6.0 times	15.3 times
Robert P. Fishman	2.0 times	3.5 times
Andrew S. Heyman	2.0 times	4.4 times
Frederick J. Marquardt	2.0 times	3.4 times
Michael B. Bayer	2.0 times	1.8 times

Company Policy on Hedging

The Company’s Insider Trading Policy prohibits employees from trading in derivative securities of the Company. For this purpose, “derivative securities” is defined as including publicly traded options, short sales, puts, calls, strips or similar derivative securities whether or not issued directly by the Company or by any stock exchange.

Tax Deductibility Policy

Under Section 162(m) of the Code, certain compensation in excess of $1 million annually is not deductible for federal income tax purposes unless it is awarded pursuant to a performance-based plan approved by stockholders. While we generally award incentive compensation that is intended to be deductible, the Committee has not adopted a policy that requires all compensation to be deductible because we want to preserve the ability to award cash or equity compensation to an executive that is not deductible under Section 162(m) if we believe that it is in our stockholders’ best interests.

BOARD COMPENSATION AND HUMAN RESOURCE COMMITTEE

REPORT ON EXECUTIVE COMPENSATION

The Compensation and Human Resource Committee of the Board of Directors (the “Committee”) manages the Company’s compensation programs on behalf of the Board of Directors. The Committee reviewed and discussed with the Company’s management the Compensation Discussion and Analysis included in this proxy statement. In reliance on the review and discussions referred to above, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and the Company’s proxy statement to be filed in connection with the Company’s 2015 Annual Meeting of Stockholders, each of which will be filed with the Securities and Exchange Commission.

Dated:    February 23, 2015

The Compensation and Human Resource Committee:

Linda Fayne Levinson, Chair

Edward “Pete” Boykin, Member

Gary J. Daichendt, Member

Richard T. “Mick” McGuire III, Member

COMPENSATION TABLES

The Summary Compensation Table below shows the total compensation paid to or earned by each of our Named Executive Officers with respect to the fiscal years ending December 31, 2014, 2013, and 2012.

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)(1)	Non-Equity Incentive Plan Compensation ($) (f)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (g)(3)	All Other Compensation ($) (h)(4)	Total ($) (i)
William R. Nuti	2014	1,000,000	—	4,999,999	2,888,154	—	396,744	$9,284,897
Chairman of the Board,	2013	1,000,000	—	4,999,996	4,940,678		210,004	11,150,677
Chief Executive Officer and President	2012	1,000,000	—	4,500,002	4,130,654		175,350	9,806,006
Robert P. Fishman	2014	538,502	—	750,011	352,719	42,507	24,242	$1,707,980
Senior Vice President	2013	518,269	—	650,007	762,446	—	23,180	1,953,902
and Chief Financial Officer	2012	493,151	—	600,002	779,616	20,665	22,972	1,916,406
Andrew S. Heyman	2014	504,039	100,000	999,994	163,614	—	18,242	1,785,889
Senior Vice President, and President, Financial Services Division
Frederick J. Marquardt	2014	499,038	100,000	899,994	130,891	—	23,425	1,653,349
Executive Vice President, Services, Hardware Solutions and Enterprise Quality
Michael B. Bayer(5)	2014	214,662	213,325	999,999	—	181	28,976	$1,457,142
Senior Vice President, and President, Retail Solutions Division
John G. Bruno	2014	466,385	—	1,700,008	—	—	17,792	2,184,185
Executive Vice President,	2013	603,846	—	650,007	1,007,851	—	23,720	2,285,425
Industry & Field Operations and Corporate Development	2012	750,000	—	1,000,003	1,034,233	—	23,620	2,807,856

(1)  This column shows the aggregate grant date fair value, as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“FASB ASC Topic 718”), of the stock awards granted to each Named Executive Officer in the applicable year. See Note 8 of the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 (our “2014 Annual Report”) for an explanation of the assumptions we made in the valuation of these awards. Assuming achievement of the highest level of performance, the aggregate grant date fair values of the performance-based restricted stock units granted in 2014 are as follows: Nuti: $4,687,489; Fishman: $703,157; Heyman: $937,515; Marquardt: $859,380; and Bayer; $399,999. For additional information about awards made in 2014, see the Grants of Plan-Based Awards For 2014 table on page 52 of this proxy statement.

(2)  The amounts reported in 2014 are comprised of EPP to be paid in August 2015: Nuti: $2,888,154; Fishman: $352,719; Heyman: $163,614; and Marquardt: $130,891. The amounts reported in 2013 are comprised of MIP: Nuti: $630,000; Fishman: $236,000; and Bruno: $248,000, plus EPP: Nuti: $4,310,678; Fishman: $526,446; and Bruno: $759,851. The amounts reported in 2012 are comprised of MIP: Nuti: $1,050,000; Fishman: $431,250; and Bruno: $337,500, plus EPP: Nuti: $3,080,654; Fishman: $348,366; and Bruno $696,733.

(3)  The aggregate change in actuarial values of the accumulated pension benefit under the Company’s qualified pension benefit plans is applicable only to Messrs. Fishman and Bayer, and was $42,507 and $181, respectively. For more information regarding pension benefits, see the 2014 Pension Benefits Table on page 56 of this proxy statement.

(4)  The amounts reported in this column consist of the aggregate incremental cost to the Company of the perquisites provided to the Named Executive Officers, any insurance premiums paid by the Company with respect to life insurance for the benefit of the Named Executive Officers and contributions made by the Company to the Savings Plan on behalf of the Named Executive Officers. Additional details regarding the amounts are included in the All Other Compensation Table and Perquisites Table, both of which can be found below.

(5)  Mr. Bayer is paid in Euros, which were converted to U.S. dollars for reporting purposes using the 2014 year-end exchange rate of 1.219 USD/EUR.

All Other Compensation Table

The table below shows the value of perquisites, insurance premiums paid by the Company with respect to life insurance, and Company contributions to the NCR Savings Plan, a 401(k) plan, made on behalf of each of the Named Executive Officers.

Name	Year	Perquisites and Other Personal Benefits ($) (a)(1)	Insurance Premiums ($) (c)(2)	Company Contributions to Retirement and 401(k) Plans ($) (d)(3)	Total ($)
William R. Nuti	2014	388,584	2,160	6,000	396,744
Robert P. Fishman	2014	17,000	1,242	6,000	24,242
Andrew S. Heyman	2014	17,000	1,242	—	18,242
Frederick J. Marquardt	2014	17,000	1,242	5,183	23,425
Michael B. Bayer(4)	2014	27,060	1,916	—	28,976
John G. Bruno	2014	17,000	792	—	17,792

(1)  The amounts in this column reflect the aggregate incremental cost to the Company for the perquisites and other personal benefits described in the Perquisites Table below.

(2)  The amounts in this column reflect the dollar value of life insurance premiums paid by the Company with respect to life insurance for the benefit of each of the Named Executive Officers.

(3)  The amounts in this column reflect contributions made by the Company to the Savings Plan or other Company defined contribution plans on behalf of each of the Named Executive Officers. The Company also makes such contributions on behalf of its non-executive employees.

(4)  Mr. Bayer is paid in Euros, which were converted to U.S. dollars for reporting purposes using the 2014 year-end exchange rate of 1.219 USD/EUR.

Perquisites Table

The table below shows the aggregate incremental cost of perquisites provided to the Named Executive Officers during 2014. For additional details on items in this table see the Executive Perquisites section in the Compensation Discussion and Analysis on page 43 of this proxy statement.

Name	Year	Corporate Aircraft Usage ($) (a)(1)	Lodging ($) (b)(2)	Vehicle and Security ($) (c)(3)	Relocation ($) (d)(4)	Executive Medical Program ($) (e)(5)	Financial Planning Allowance ($) (f)(6)	Total ($)
William R. Nuti	2014	293,104	920	77,560	—	5,000	12,000	388,584
Robert P. Fishman	2014	—	—	—	—	5,000	12,000	17,000
Andrew S. Heyman	2014	—	—	—	—	5,000	12,000	17,000
Frederick J. Marquardt	2014	—	—	—	—	5,000	12,000	17,000
Michael B. Bayer	2014	—	—	8,002	2,059	5,000	12,000	27,060
John G. Bruno	2014	—	—	—	—	5,000	12,000	17,000

(1)  The amounts in this column reflect the incremental cost to the Company of personal usage of the corporate aircraft. The incremental cost to the Company of personal usage of corporate aircraft was calculated by determining the variable operating cost to the Company, which includes items such as fuel, landing and terminal fees, crew travel expenses and operational maintenance. Expenses that were determined to be less variable in nature, such as general administration, depreciation, and pilot compensation, were not included in the determination of the Company’s incremental cost. On occasion, other individuals traveled with our CEO on corporate aircraft; however, the Company incurred de minimis incremental costs as a result of such travel and no amounts are reported in the table with respect to such travel.

(2)  The amounts in this column reflect the cost the Company incurred in connection with providing Mr. Nuti with occasional overnight hotel accommodations near the New York City office that were not in connection with Board meetings or monthly executive staff meetings.

(3)  The amounts in this column reflect payments made by the Company for the Company-provided car and driver Mr. Nuti is required by the company to use for security purposes and a monthly car allowance provided to Mr. Bayer.

(4)  The amount in this column reflects expenses paid on Mr. Bayer’s behalf in connection with his expected relocation. Mr. Bayer is paid in Euros, which were converted to U.S. dollars for reporting purposes using the 2014 year-end exchange rate of 1.219 USD/EUR.

(5)  The amounts in this column reflect the maximum amount of $5,000 that is available to be paid on behalf of each Named Executive Officer to receive medical diagnostic services at a designated medical facility under the Executive Medical Exam Program. Although not all of the Named Executive Officers may use their entire allowance each year, due to privacy considerations associated with the receipt of medical services, the Company has elected to disclose the maximum benefit available to each executive, rather than the amounts actually used by each individual.

(6)  The amounts in this column reflect the payment made by the Company to each Named Executive Officer for financial planning assistance as part of the Company’s Financial Planning Allowance Program.

Agreements with our Named Executive Officers

Our Named Executive Officers are covered by letter agreements with the Company that set forth, among other things, each Named Executive Officer’s initial base salary, initial bonus opportunities, entitlement to participate in the Company’s benefit plans and initial equity awards. As described in the Compensation Discussion and Analysis, changes to the Named Executive Officer’s compensation may be made from time to time. The letter agreements are generally not updated to reflect these changes.

The Company entered into a letter agreement dated as of July 29, 2005 with Mr. Nuti when he became the Company’s President and Chief Executive Officer. The letter agreement, which was amended July 26, 2006, and December 18, 2008, sets forth, among other things, Mr. Nuti’s initial base salary, initial incentive and equity award opportunities, and the entitlement to participate in the Company’s benefit plans. The letter agreement also provides that in the event of termination of employment for any reason, Mr. Nuti is subject to an eighteen-month non-competition and non-solicitation provision, and a confidentiality provision. The terms of the arrangement, which were determined through the negotiation process, provide that in the event we terminate his employment (other than for cause) or if he were to voluntarily terminate employment for good reason, he would receive the payments and benefits listed below. The severance-related compensation and benefits listed below to be provided pursuant to the terms of the letter agreement are conditioned upon Mr. Nuti’s execution of a release of claims against the Company and compliance with the restrictive covenants described above:

•	A payment equal to 150 percent of his annual base salary;

•	A payment equal to 150 percent of his targeted bonus opportunity under the Management Incentive Plan;

•	A payment equal to a pro rata portion of the applicable award payout under the Management Incentive Plan for the year in which the severance occurs; and

•	Medical benefits for him and his dependents, equal to the level he received during his employment, for a period of 18 months.

For purposes of the letter agreement with Mr. Nuti, the terms “cause” and “good reason” are defined by reference to the Change in Control Severance Plan, as described on page 57 of this proxy statement, except that the following additional items constitute “good reason” for Mr. Nuti to terminate his employment: (i) a reduction in his job title; (ii) a material adverse change in his position, office or duties (including removal or non-re-election to the Board); or (iii) a material breach of his letter agreement by the Company. In the event Mr. Nuti’s employment was terminated in connection with a change in control, he would receive payments and benefits under the Change in Control Severance Plan described on page 57 of this proxy statement, and not under the letter agreement. Further, if the Executive Severance Plan described on page 59 of this proxy statement provides greater benefits to Mr. Nuti in the event of his termination without cause not connected to a change of control, he would receive benefits under the Executive Severance Plan, and not under the letter agreement.

We entered into a letter agreement dated March 17, 2010 with Mr. Fishman in connection with his offer of employment as Senior Vice President and Chief Financial Officer. The letter agreement sets forth, among other things, Mr. Fishman’s initial base salary, initial bonus opportunities, entitlement to participate in the Company’s benefit plans and initial equity award. This letter agreement also provides that in the event of a termination of employment for any reason, Mr. Fishman is subject to a twelve-month non-competition and non-solicitation provision, and a confidentiality provision. We have not entered into any subsequent letter agreements with Mr. Fishman to reflect changes in his compensation or his position in the Company.

We entered into a letter agreement dated July 11, 2011 with Mr. Heyman in connection with his promotion to Senior Vice President and General Manager—Hospitality. The letter agreement sets forth, among other things, Mr. Heyman’s initial base salary, initial bonus opportunities, entitlement to participate in the Company’s benefit plans and initial equity award. This letter agreement also provides that Mr. Heyman is subject to a twenty-four month non-competition and non-solicitation provision, and a confidentiality provision. We have not entered into any subsequent letter agreements with Mr. Heyman to reflect changes in his compensation or his position in the Company.

We entered into a letter agreement dated May 1, 2014 with Mr. Marquardt in connection with his promotion to Executive Vice President, Services, Hardware Solutions & Enterprise Quality. The letter agreement sets forth, among other things, Mr. Marquardt’s base salary, bonus opportunities, entitlement to participate in the Company’s benefit plans and a promotional equity award.

We entered into letter agreements in July 2014 with Mr. Bayer in connection with his promotion to Senior Vice President and President, Retail Solutions Division. The letter agreement sets forth, among other things, Mr. Bayer’s initial base salary, initial bonus opportunities, entitlement to participate in the Company’s benefit plans and initial equity award. We have not entered into any subsequent letter agreements with Mr. Bayer to reflect changes in his compensation or his position in the Company.

We entered into a letter agreement dated October 27, 2008 with Mr. Bruno in connection with his offer of employment as Executive Vice President. The letter agreement sets forth, among other things, Mr. Bruno’s initial base salary, initial bonus opportunities, entitlement to participate in the Company’s benefit plans and initial equity award. The letter agreement also provides that in the event of a termination of employment for any reason, Mr. Bruno is subject to a twelve-month non-competition and non-solicitation provision, and a confidentiality provision. We have not entered into any subsequent letter agreements with Mr. Bruno to reflect changes in his compensation or his position in the Company.

Grants of Plan-Based Awards Table

The table that follows this discussion shows both non-equity and equity incentive plan awards granted during 2014 by the Committee to each of the Company’s Named Executive Officers. Non-equity awards were made pursuant to the Company’s Management Incentive Plan and Economic Profit Plan. Equity awards prior to May 1, 2013 were made under the NCR Corporation 2011 Amended and Restated Stock Incentive Plan. Awards since May 1, 2013 have been made under the NCR Corporation 2013 Stock Incentive Plan. Each of these plans and associated awards are described in the Compensation Discussion and Analysis.

Grants of Plan-Based Awards for 2014

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)(#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($ / Sh)	Grant Date Fair Value of Stock and Option Awards(4) ($)
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(b1)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
William R. Nuti	Annual Financial		350,000	1,400,000	4,200,000
	Customer Success		—	100,000	100,000
	Economic Profit Plan			2,888,154
	Performance-Based RSU	2/24/2014				28,052	112,208	140,260				3,749,991
	Time-Based RSU	2/24/2014							37,403			1,250,008
Robert P. Fishman	Annual Financial		134,625	538,502	1,615,505
	Customer Success		—	57,500	57,500
	Economic Profit Plan			352,719
	Performance-Based RSU	2/24/2014				4,208	16,832	21,040				562,525
	Time-Based RSU	2/24/2014							5,610			187,486
Andrew S. Heyman	Annual Financial		113,409	453,635	1,360,904
	Customer Success		—	57,500	57,500
	Economic Profit Plan			163,614
	Performance-Based RSU	2/24/2014				5,611	22,442	28,053				750,012
	Time-Based RSU	2/24/2014							7,480			249,982
Frederick J. Marquardt	Annual Financial		120,601	482,404	1,447,212
	Customer Success		—	57,500	57,500
	Economic Profit Plan			130,891
	Performance-Based RSU	2/24/2014				3,647	14,587	18,234				487,498
	Performance-Based RSU	5/1/2014				—	8,197					250,009
	Time-based RSU	2/24/2014							4,862			162,488
Michael B. Bayer	Annual Financial
	Customer Success		—	52,500	52,500
	Performance-Based RSU	12/1/2014				—	13,836					399,999
	Time-Based RSU	8/1/2014							19,200			600,000
John G. Bruno	Annual Financial		116,596	466,385	1,399,154
	Customer Success		—	75,000	75,000
	Economic Profit Plan
	Performance-Based RSU	2/24/2014				9,538	38,151	47,689				1,275,006
	Time-Based RSU	2/24/2014							12,717			425,002

(1)  The amounts in columns (c), (d), and (e) reflect the potential award levels for each Named Executive Officer based on the 2014 Management Incentive Plan Objectives for Annual Financial performance and Customer Success. The Customer Success metric is “make or miss.” The Economic Profit Plan (the “EPP”) uses a formula to credit or debit participants’ accounts (Bonus Banks) with a percentage (not to exceed 5.0%) of the Company’s economic profit or loss each year and pays out a portion of each participant’s Bonus Bank each year in accordance with the terms and conditions of the EPP. Because awards are determined under a formula and the Committee does not set a target amount under the EPP, in accordance with SEC guidelines the target amounts reported in the table above are the amounts that are expected to be paid in August 2015. We have not included a maximum amount since the maximum percent of Economic Profit that may be credited to any individual as a Bonus Credit for any particular performance period is 5% of the Economic Profit.

(2)  The amounts in columns (f), (g), and (h) reflect the threshold, target, and maximum number of performance-based restricted stock units that could be received by each Named Executive Officer under the 2013 Stock Incentive Bonus Credit Plan.

(3)  This column reflects time-based restricted stock units granted to the Named Executive Officers in 2014 under the 2013 Stock Incentive Plan.

(4)  This column reflects the grant date fair value, as determined in accordance with FASB ASC Topic 718, of each equity award listed in the table. The grant date fair value of each performance-based restricted stock unit award is based on the probable outcome of the performance conditions as of the date of grant. These grants are subject to a two-year performance period and an additional time-based vesting condition.

Outstanding Equity Awards at Fiscal Year-End for 2014

(footnote disclosure to this table begins on page 54 of this proxy statement.)

			Option Awards(1)			Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
William R. Nuti
	02/24/2014	(3)				37,403	1,089,923
	02/24/2014	(4)						140,260	4,087,176
	02/25/2013	(3)				46,642	1,359,148
	02/25/2013	(5)				141,044	4,110,034
	02/28/2012	(3)				52,059	1,516,999
	02/28/2012	(6)				199,595	5,816,212
	02/23/2010		63,552	12.81	02/22/2020
Robert P. Fishman
	02/24/2014	(3)				5,610	163,475
	02/24/2014	(4)						21,040	613,106
	02/25/2013	(3)				6,063	176,676
	02/25/2013	(5)				18,337	534,326
	02/28/2012	(3)				6,941	202,261
	02/28/2012	(6)				26,613	775,505

Outstanding Equity Awards at Fiscal Year-End for 2014

			Option Awards(1)			Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Andrew S. Heyman
	02/24/2014	(3)				7,480	217,967
	02/24/2014	(4)						28,053	817,450
	02/25/2013	(3)				6,996	203,863
	02/25/2013	(5)				21,157	616,512
	02/28/2012	(3)				8,676	252,819
	02/28/2012	(6)				33,266	969,371
Frederick J. Marquardt
	05/01/2014	(7)						8,197	238,861
	02/24/2014	(3)				4,862	141,679
	02/24/2014	(4)						18,234	531,331
	02/25/2013	(3)				5,130	149,488
	02/25/2013	(5)				15,515	452,111
	02/28/2012	(3)				5,784	168,546
	02/28/2012	(6)				22,177	646,238
	01/01/2012	(3)				6,075	177,026
	02/23/2010		2,311	12.81	2/22/2020
	03/01/2008		14,096	22.16	2/28/2018
	10/01/2007		3,905	23.93	9/30/2017
Michael B. Bayer
	12/01/2014	(7)						13,836	403,181
	08/01/14	(3)				19,200	559,488

(1)  The awards in this column vest 25% on each anniversary of the grant date and will be fully vested on the fourth anniversary of the grant date.

(2)  The market value was calculated by multiplying the number of shares shown in the table by $29.14, which was the closing market price of NCR common stock on December 31, 2014, the last trading day of our fiscal year.

(3)  Cliff vesting on third anniversary of the grant date.

(4)  Performance-based award with one year of a two-year performance period satisfied. Shown at maximum, or 125% of target. If performance goal achieved, 100% vests on October 24, 2017.

(5)  Performance-based award where the performance period is satisfied. Vests 100% on October 25, 2016.

(6)  Performance-based award where the performance period is satisfied. Vested 50% on February 28, 2015 and vests 50% on October 28, 2015.

(7)  Performance-based award with a one-year performance period. If performance goal achieved, vests 100% on third anniversary of grant date.

Mr. Bruno’s outstanding equity awards were forfeited when he resigned in August 2014.

The table below sets forth information for each Named Executive Officer with respect to: (i) the exercise of stock options in 2014; (ii) the vesting of time-based restricted stock unit awards during 2014; and (iii) the vesting of performance-based restricted stock units during 2014.

2014 Option Exercises and Stock Vested Table

	Option Awards		Stock Awards

Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
William R. Nuti	—	—	411,909	13,603,214
Robert P. Fishman	4,622	94,104	42,874	1,430,277
Andrew S. Heyman	—	—	72,128	2,476,876
Frederick J. Marquardt	—	—	22,865	762,776
Michael B. Bayer	—	—	—	—
John G. Bruno	16,177	238,611	128,622	4,290,830

Pension Benefits

The table following this discussion summarizes the present value of accrued benefits for the pension plans in which Mr. Fishman and Mr. Bayer participate. Mr. Fishman participates in our U.S. pension plans (the “U.S. Pension Plan”) as described below. Because Messrs. Nuti, Heyman, Marquardt and Bruno joined the Company after the U.S. Pension Plan closed to new entrants, they are not eligible for benefits under the U.S. Pension Plan. Mr. Bayer participates in our German pension plan (the “German Pension Plan”) as described below.

NCR Pension Plan.    The U.S. NCR Pension Plan is a non-contributory, tax-qualified pension plan that was frozen effective December 31, 2006. When the U.S. Pension Plan was frozen, participants retained the pension benefits they already had accrued. However, no additional pension benefits were earned under the U.S. Pension Plan after the effective date of the freeze. The U.S. Pension Plan pays a basic monthly pension benefit and a cash balance benefit. The basic monthly benefit is a percentage of a participant’s average compensation (as defined in the U.S. Pension Plan) determined based on years of benefit service through December 31, 2006, when basic monthly benefit accruals under the U.S. Pension Plan were frozen. The cash balance benefit is equal to 1.50% of pay per month through December 31, 2006, when cash balance benefit accruals under the U.S. Pension Plan were frozen. The cash balance account is credited with interest, which crediting continues until a participant commences payment of U.S. Pension Plan benefits. Mr. Fishman is the only Named Executive Officer who participates in the U.S. Pension Plan. Mr. Fishman was not retirement eligible under the U.S. Pension Plan as of December 31, 2014, nor was he eligible for any early retirement benefits under the U.S. Pension Plan as of that date.

German Pension Plan.    The German Pension Plan is a non-contributory, tax-qualified pension plan. The German Pension Plan pays a monthly pension benefit equal to a percentage of a participant’s average compensation (as defined in the German Pension Plan) determined based on years of benefit service. Mr. Bayer is the only Named Executive Officer who participates in the German Pension Plan. Mr. Bayer was not retirement eligible under the German Pension Plan as of December 31, 2014, nor was he eligible for any early retirement benefits under the German Pension Plan as of that date.

2014 Pension Benefits Table

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)
Robert P. Fishman	U.S. Pension Plan	16.6	261,945	(1)
Michael B. Bayer	German Pension Plan	0.4	181	(2)

(1)  See Note 9 to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for a discussion of the relevant assumptions used in quantifying the present value of Mr. Fishman’s current accrued benefit under the U.S. Pension Plan as reported in the Pension Benefits Table.

(2)  Mr. Bayer’s benefit under the German Pension Plan accrues in Euros, and converted to U.S. dollars for reporting purposes using the 2014 year-end exchange rate of 1.219 USD/EUR.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The tables below show the amount of compensation that would have been paid, and/or benefits that would have been provided to each of the Named Executive Officers in the event of specific types of terminations of employment on December 31, 2014.

A description of potential payments and benefits and treatment of equity upon termination or change in control is provided below. See “Retirement Benefits,” “Change in Control Arrangements” and “Severance Benefits” sections in the Compensation Discussion and Analysis for additional information about such items.

Change in Control Severance Plan

Under the Amended and Restated NCR Change in Control Severance Plan, (the “Change in Control Severance Plan”), benefits are paid only if both a Change in Control and a qualifying termination of employment occur. The compensation and/or benefits provided to each participant are based upon a “tier” level and conditioned upon such participant’s execution of a restrictive covenant and release agreement that includes confidentiality provisions and eighteen-month non-competition and non-solicitation provisions. Each Named Executive Officer participated in the Change in Control Severance Plan in 2014. Under this plan, if the executive’s employment is terminated by the Company other than for cause, death or disability, or if the executive resigns for good reason within two years after a change in control (or within six months prior to a change in control, if the executive can demonstrate that the termination occurred in connection with a change in control), then the Company or its successor will be obligated to pay or provide the following benefits:

•

A lump sum payment equal to 300 percent of the executive’s annual base salary and target bonus opportunity under the Management Incentive Plan for Tier I (Mr. Nuti), and 200 percent of the executive’s annual base salary and target bonus opportunity under the Management Incentive Plan for Tier II (the other Named Executive Officers);

•

A lump sum payment equal to a pro rata portion of the current year’s target bonus opportunity under the Management Incentive Plan, based on the number of days in the year prior to the date of termination;

•

Medical and dental benefits and life insurance coverage for the executive and his or her dependents at the same level he or she received during his or her employment for a period of three years for Tier I (Mr. Nuti) and two years for Tier II (the other Named Executive Officers);

•	Outplacement assistance for a period of one year; and

•	An excise tax gross-up, if applicable, only for individuals who were participants in the Change in Control Severance Plan prior to January 28, 2010.

The term “cause” generally means the willful and continued failure to perform assigned duties or the willful engaging in illegal or gross misconduct that materially injures the Company.

The term “good reason” generally means: (i) a reduction in duties or reporting requirements; (ii) a reduction in base salary; (iii) failure to pay incentive compensation when due; (iv) a reduction in target or maximum incentive opportunities; (v) failure to continue the equity award or other employee benefit programs; (vi) a relocation of an executive’s office by more than forty miles; or (vii) failure by a successor to assume the Change in Control Severance Plan.

The term “change in control” generally means any of the following: (i) an acquisition of 30% or more of our stock by any person or group, other than the Company, our subsidiaries or employee benefit plans; (ii) a change in the membership of our Board of Directors, such that the current incumbents and their approved successors no longer constitute a majority; (iii) a reorganization, merger, consolidation or sale or other disposition of substantially all of our assets in which any one of the following is true—the stockholders of NCR immediately preceding the change in control do not hold at least 50% of the combined enterprise, there is a 30%-or-more stockholder of the combined enterprise (other than as a result of conversion of the stockholder’s pre-combination interest in the Company), or the members of our Board of Directors (immediately before the combination) do not make up a majority of the board of the combined enterprise; or (iv) stockholder approval of a complete liquidation.

Treatment of Economic Profit Plan Bonus Bank upon Change in Control.    Upon a change in control each Named Executive Officer will be entitled to receive 100% of the Bonus Bank within 30 days of the date of the change in control.

Treatment of Equity upon Termination in Connection with a Change in Control

Stock Options and Restricted Stock Units.    Under the Stock Incentive Plan and applicable award agreements, the timing of any accelerated vesting depends upon whether the acquirer assumes the awards. If the acquirer does not assume the awards, the Named Executive Officer’s unvested options will vest and become exercisable and unvested restricted stock units (RSUs) will vest upon a change in control. If the acquirer does assume the awards, the unvested options and RSUs will vest and, in the case of options, become exercisable if the Company terminates the Named Executive Officer’s employment within 24 months following the change in control for a reason other than cause or disability or, if the Named Executive Officer is subject to the NCR Change in Control Severance Plan or other applicable severance plan, and such Named Executive Officer terminates his employment for good reason within that 24-month period. Such stock options generally will remain exercisable until the earlier of: (i) the first anniversary of the date of termination of employment; and (ii) the expiration of the term of the stock option.

Performance-Based Equity.    Under the Stock Incentive Plan and applicable award agreements, the timing of the vesting of performance-based equity depends upon whether the acquirer assumes the awards. If the acquirer does not assume the awards, they will vest immediately, based on:

•	target amounts if less than one-half of the applicable performance period is complete; and

•	actual results if at least one-half of the applicable performance period is complete.

If the acquirer does assume the awards in connection with the change in control, the awards will vest at the end of the original vesting period based on:

•	target amounts if less than one-half of the applicable performance was complete at the time of the change in control; and

•	actual results if at least one-half of the applicable performance period was complete at the time of the change in control.

If the Company terminates a Named Executive Officer’s employment within 24 months following the change in control for a reason other than cause or disability or, if the Named Executive Officer is subject to the NCR Change in Control Severance Plan or other applicable severance plan, and such Named Executive Officer terminates his employment for good reason within that 24-month period, the awards will vest immediately based on:

•	target amounts if less than one-half of the applicable performance was complete at the time of the change in control;

•	actual results if at least one-half of the applicable performance period was complete at the time of the change in control.

Severance Upon Termination Not in Connection with a Change in Control

Under the NCR Executive Severance Plan (the “Executive Severance Plan”) adopted by the Committee in 2014, benefits are paid to eligible employees whose employment with the Company is involuntarily terminated by the Company without Cause. Each Named Executive Officer, with the exception of the CEO who has an individual severance agreement with the Company, is eligible for the Executive Severance Plan. Under this plan, if the executive’s employment is terminated by the Company without cause (other than death or disability as defined in the plan), the Company will pay the executive one time their base salary on the date of termination in a lump sum in cash, up to eighteen months of “COBRA” medical, dental and vision coverage, and executive outplacement services according to the Company’s outplacement program in effect on the termination date.

Treatment of Equity upon Termination Not in Connection with a Change in Control

Under the Stock Incentive Plan, the treatment of outstanding equity awards held by our NEOs upon termination of employment differs based on the form of equity award, the grant agreement in use at a given time, and the reason for the termination, as summarized below.

Stock Options.    In general, any unvested stock options held by our NEOs will vest and become exercisable upon termination of the officer’s employment due to death or long-term disability and will remain exercisable for specified periods of time governed by the NEO’s age at the time of death or disability. Unvested stock options held by NEOs are forfeited upon termination of an NEO’s employment due to retirement, an involuntary termination of employment without cause or voluntary resignation, and all unexercised stock options, whether vested or unvested, are forfeited upon termination of employment for cause.

Restricted Stock Units (RSUs).    The treatment of unvested RSUs held by our NEOs upon termination of employment due to death, disability or involuntary termination without cause varies depending on the year of the grant. The most recent agreements provide for pro rata vesting of a portion of unvested RSUs upon such termination, and for awards granted prior to 2012, a pro rata portion of unvested RSUs will vest in the event of retirement. The pro rata portions are determined based on the length of service during the applicable vesting period. All unvested RSUs are immediately forfeited upon our NEOs’ voluntary resignation or termination of employment for cause.

Performance-Based Restricted Stock Units.    In general, a pro rata portion of any unvested performance-based restricted stock units held by an NEO will vest at a calculated date (depending upon the year of issuance of the grant) for termination of employment due to death, disability, retirement (with respect to retirement, only in the case of awards granted prior to 2012) or an involuntary termination of employment without cause. Such pro rata portion is determined based on the length of service during the applicable vesting period and the Company’s achievement of performance objectives. All unvested performance-based restricted stock units held by our NEOs are forfeited upon our NEOs’ voluntary resignation or termination of employment for cause.

In addition, unvested equity awards are forfeited and deemed canceled, and the fair market value of previously vested awards is subject to a repayment obligation, if, during the participant’s employment or within the twelve months following his or her employment, the participant competes with the Company, induces or attempts to induce any Company employee to terminate his or her employment with the Company, or solicits business from firms or companies (including customers) with which the participant worked during the two years prior to the participant’s termination. Equity awards are also subject to forfeiture if the participant fails to keep the terms of the award agreement confidential, or engages, as determined by the Committee, in misconduct in connection with the participant’s employment.

Treatment of Economic Profit Plan Bonus Bank upon Termination Not in Connection with a Change in Control

Resignation or Termination for Cause.    A voluntary resignation or termination for cause would result in immediate forfeiture of the entire Bonus Bank.

Other Forms of Termination.    Our NEOs will receive a bonus credit to their Bonus Bank for the current performance period through the end of the quarter in which the termination occurs. The NEOs will then receive a percentage of the Bonus Bank, as set forth below. The payments of the Bonus Bank will be made in four equal installments on each of the first four 6-month anniversaries of the termination other than payment in the case of death which will be made within 30 days. In the event the cash flow test under the EPP is not satisfied in the year prior to the year of termination, the first installment payment will be delayed and paid at the time of the second installment payment.

Involuntary Termination without Cause or a Resignation for Good Reason.    For a qualifying termination on December 31, 2014, the EPP participant would have been eligible to receive 67% of the Bonus Bank.

Termination due to Retirement, Disability, or Death.    The EPP participant, or the EPP participant’s estate, will be eligible to receive 100% of the Bonus Bank. In January 2015, subject to shareholder approval of the revised EPP, as discussed in Item 4 of this proxy statement, the Committee modified the treatment of the Economic Profit Plan Bonus Bank upon termination due to an involuntary termination without Cause, a voluntary separation for Good Reason, or Retirement, to provide for a prorated payout of the current year Economic Profit payout, to be paid in August of the following calendar year. Bank Balances earned prior to 2015 will be treated as explained above.

Death and Disability Benefits

Benefits provided to NEOs under the termination scenarios of death or disability depend on the individual level of benefits chosen by the NEOs during the annual benefits enrollment process. The NEOs receive the same Company provided life insurance coverage, short-term disability coverage, and long-term disability coverage as the general Company population. These core coverages are 100 percent of base salary for life insurance (up to a maximum benefit of $1,200,000 for core life insurance; additional limits apply if supplemental coverage is purchased), 100 percent of base salary for six weeks and 66.67 percent of base salary for the remainder of a 26-week period for short-term disability coverage, and 50 percent of base salary for the duration of an employee’s long-term disability for long-term disability coverage (up to a maximum of $15,000 per month). Each employee has the option of opting out or choosing a higher level of coverage at his or her own expense.

Potential Payments upon Termination or Change in Control Table

The table that follows shows the estimated amounts each Named Executive Officer would have received upon the occurrence of the events listed in the table as of December 31, 2014:

	Termination upon Change in Control(1)	Involuntary Termination Without Cause(2)	Death	Disability	Voluntary Resignation or Termination for Cause
William R. Nuti
Cash Severance	$7,500,000	$3,750,000	$—	$—	$—
Pro rata Bonus(3)	1,500,000	—	—	—	—
Restricted Stock Units(4),(5),(6)	15,317,910	9,488,567	9,899,412	9,899,412	—
Welfare Benefits	53,346	25,229	—	—	—
Economic Profit Plan(7)	8,751,983	5,863,829	8,751,983	8,751,983	—
Excise Tax Gross-Up(4),(8),(9),(10)	—	—	—	—	—
Outplacement	10,000	10,000	—	—	—
Life Insurance(11)	—	—	1,000,000	—	—

Total Benefits Payable upon Termination	$33,133,238	$19,137,625	$19,651,395	$18,651,395	$—

	Termination upon Change in Control(1)	Involuntary Termination Without Cause(2)	Death	Disability	Voluntary Resignation or Termination for Cause
Robert P. Fishman
Cash Severance	$2,415,000	$575,000	$—	$—	$—
Pro rata Bonus(3)	596,002	—	—	—	—
Restricted Stock Units(4),(5),(6)	2,066,092	1,266,016	1,327,968	1,327,968	—
Welfare Benefits	32,262	23,852	—	—	—
Economic Profit Plan(7)	1,068,844	716,125	1,068,844	1,068,844	—
Excise Tax Gross-Up(4),(8),(9),(10)	—	—	—	—	—
Outplacement	10,000	10,000	—	—	—
Life Insurance(11)	—	—	575,000	—	—

Total Benefits Payable upon Termination	$6,188,200	$2,590,994	$2,971,812	$2,396,812	$—

	Termination upon Change in Control(1)	Involuntary Termination Without Cause(2)	Death	Disability	Voluntary Resignation or Termination for Cause
Andrew S. Heyman
Cash Severance	$2,300,000	$575,000	$—	$—	$—
Pro rata Bonus(3)	511,135	—	—	—	—
Restricted Stock Units(4),(5),(6)	2,545,659	1,554,182	1,637,143	1,637,143	—
Welfare Benefits	21,964	16,248	—	—	—
Economic Profit Plan(7)	495,800	332,186	495,800	495,800	—
Excise Tax Gross-Up(4),(8),(9),(10)	—	—	—	—	—
Outplacement	10,000	10,000	—	—	—
Life Insurance(11)	—	—	575,000	—	—

Total Benefits Payable upon Termination	$5,884,558	$2,487,616	$2,707,943	$2,132,943	$—

	Termination upon Change in Control(1)	Involuntary Termination Without Cause(2)	Death	Disability	Voluntary Resignation or Termination for Cause
Frederick J. Marquardt
Cash Severance	$2,300,000	$575,000	$—	$—	$—
Pro rata Bonus(3)	539,904	—	—	—	—
Restricted Stock Units(4),(5),(6)	2,159,276	1,293,204	1,346,938	1,346,938	—
Welfare Benefits	23,444	17,340	—	—	—
Economic Profit Plan(7)	396,640	265,749	396,640	396,640	—
Excise Tax Gross-Up(4),(8),(9),(10)	—	—	—	—	—
Outplacement	10,000	10,000	—	—	—
Life Insurance(11)	—	—	575,000	—	—

Total Benefits Payable upon Termination	$5,429,264	$2,161,293	$2,318,578	$1,743,578	$—

	Termination upon Change in Control(1)	Involuntary Termination Without Cause(2)	Death	Disability	Voluntary Resignation or Termination for Cause
Michael B. Bayer
Cash Severance	$2,100,000	$525,000	$—	$—	$—
Pro rata Bonus(3)	—	—	—	—	—
Restricted Stock Units(4),(5),(6)	962,669	88,586	88,586	88,586	—
Welfare Benefits	13,568	10,060	—	—	—
Economic Profit Plan(7)	—	—	—	—	—
Excise Tax Gross-Up(4),(8),(9),(10)	—	—	—	—	—
Outplacement	10,000	10,000	—	—	—
Life Insurance(11)	—	—	525,000	—	—

Total Benefits Payable upon Termination	$3,086,237	$633,646	$613,586	$88,586	$—

(1)  The payments reported in this column are based on the occurrence of a “double trigger” event (a qualifying change in control followed by a qualifying termination) in which the applicable equity awards are assumed in connection with a change in control. In the event that a qualifying change in control occurs and the applicable equity awards are not assumed, then the restricted stock unit awards would vest in full immediately prior to the change in control. In either case, the performance-based restricted stock unit awards would vest either at the target level or based on actual performance, depending on when the change in control occurs. The payments reported in this column assume that performance was achieved at 127.8% for the February 28, 2012 performance-based restricted stock unit awards, at 100.8% for the February 25, 2013 performance-based restricted stock unit awards and at 43.6% for the February 24, 2014 performance-based restricted stock unit awards.

(2)  For Mr. Nuti, the amount in this column equals the amount he would receive upon a termination without cause or for good reason under the terms of his letter agreement described in the “Agreements with our Named Executive Officers” section on page 50 of this proxy statement. For our other NEOs, the amount in this column equals the amount they would receive upon an involuntary termination without cause under the terms of the Executive Severance Plan that was adopted in 2014.

(3)  The payments reported in this row are based on the Management Incentive Plan target bonus for 2014 for Change in Control and actual bonus for 2014 for other termination reasons.

(4)  Equity valuations reflect a closing price of NCR common stock on December 31, 2014 of $29.14.

(5)  The payments reported in these rows include only unvested awards.

(6)  The payments reported in this row assume that performance will be achieved at 127.8% for the February 28, 2012 performance-based restricted stock unit awards, at 100.8% for the February 25, 2013 performance-based restricted stock unit awards, and at 43.6% for the February 24, 2014 performance-based restricted stock unit awards for Change in Control and Termination without Cause, and at target (100%) for death and disability for all performance-based restricted stock unit awards.

(7)  The payments reported in this row reflect a 67% payout of the Bonus Bank upon an involuntary termination without cause and a 100% payout of the Bonus Bank upon a Change in Control, Death or disability.

(8)  Pursuant to an amendment to the Change in Control Severance Plan, the excise tax gross-up does not apply to any participant who enters the plan after January 27, 2010.

(9)  Discount rates to determine the present values of the accelerated benefit of restricted shares for the parachute calculation were: (a)  Short Term – 0.41% (b)  Mid Term – 2.05% (c)  Long Term – 3.26%.

(10)  The excise tax gross-up is calculated using a 20% excise tax rate and a 40% individual income tax rate. Proceeds would be payable by a third-party insurer.

DIRECTOR COMPENSATION

Pursuant to authority granted to it by NCR’s Board of Directors, the Committee on Directors and Governance (the “Directors Committee”) adopted the NCR Director Compensation Program (the “Program”), effective as of April 23, 2013. The Program provides for the payment of annual retainers and annual equity grants to non-employee members of NCR’s Board of Directors. Mr. Nuti does not receive remuneration for his service as Chairman of the Board of NCR.

Annual Retainer

In 2014 each non-employee member of NCR’s Board received an annual retainer of $75,000. The independent Lead Director receives an additional annual retainer of $40,000 for service in such role. Mr. Boykin served as the independent Lead Director in 2014. Additionally under the Program, directors receive remuneration for their services as Committee Chairs: Mr. Kuehn received $34,000 as Chair of the Audit Committee; Mr. Daichendt received $18,000 as Chair of the Committee on Directors and Governance; and Ms. Levinson received $27,000 as Chair of the Compensation and Human Resource Committee. Annual retainers are paid in four equal installments on June 30, September 30, December 31, and March 31.

In accordance with the Program, each director has the option to receive the annual retainer in the form of cash or common stock, or an equal distribution of each. In the table below, the amounts reported in the first column represent the annual retainer earned by the directors in 2014 and paid in cash. To the extent a director elected to receive all or a portion of his or her annual retainer in common stock, the grant date fair value of the common stock, as determined in accordance with FASB ASC Topic 718, is reflected in the stock awards column.

Prior to January 1 of each year, directors may elect to defer receipt of the annual retainer until they cease to serve as a director of the Company.

Annual Equity Grant

The Program provides that, on the date of each annual meeting of NCR’s stockholders, each non-employee director is granted restricted stock or restricted stock units, the value of which is determined by the Directors Committee. In February 2010, the Directors Committee recommended, and the Board agreed, that the value of the annual equity award to be granted to each non-employee director would be $175,000. The Directors Committee and the Board determined that this action was appropriate based on, among other things, a desire to retain and attract highly qualified and experienced directors, an increased workload for NCR’s directors that was expected to, and did, continue into 2014 and will continue into 2015, and a review of competitive board pay practices.

Pursuant to the Program, on April 23, 2014, the date of the 2014 Annual Meeting, each non-employee director received restricted stock units valued at $175,000. Also on April 23, 2014 under the Program, Ms. Levinson received a $40,000 grant in the form of restricted stock units in connection with her service as a member of the Board of Directors of NCR Brasil – Industria de Equipamentos Para Automacao S.A.

Any restricted stock or restricted stock units awarded vest in four equal quarterly installments commencing three months after the grant date. Any options granted will be fully vested and exercisable on the first anniversary of the grant. If the grant is made in the form of restricted stock units, a director may elect to defer receipt of the shares of common stock that otherwise would be received upon vesting of restricted stock units. In 2014 Messrs. Boykin, Clemmer, DeRodes, and Kuehn and Ms. Oppenheimer elected to defer receipt of shares upon vesting of restricted stock units until the date upon which each of them ceases to serve as a director.

Stock Ownership Guidelines

The Board of Directors’ Corporate Governance Guidelines include stock ownership guidelines, which operate to promote commonality of interest between non-employee directors and stockholders by encouraging non-employee directors to accumulate a substantial stake in the Company’s common stock. The guidelines encourage non-employee directors to accumulate ownership of NCR common stock equal to four times the amount of his or her annual retainer within three years after election to the Board. For these purposes, ownership includes shares owned outright by the non-employee directors, interests in restricted stock, restricted stock units or deferred shares. Stock options are not taken into consideration in determining whether a director has met the ownership guidelines. As of December 31, 2014, all of our non-employee directors have exceeded these guidelines.

The table below describes 2014 compensation for our non-employee directors. There were no amounts reportable under non-equity incentive plan compensation, change in pension value and nonqualified deferred compensation earnings or all other compensation in 2014.

Director Compensation for 2014

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Edward (“Pete”) Boykin	—	310,268	310,268
Richard L. Clemmer	—	265,058	265,058
Gary J. Daichendt	52,000	227,066	279,066
Robert P. DeRodes	—	263,827	263,827
Kurt P. Kuehn	109,000	175,000	284,000
Linda Fayne Levinson	55,000	270,035	325,035
Richard T. (“Mick”) McGuire III	19,255	78,375	97,630
Deanna W. Oppenheimer	90,000	175,000	265,000

(1)  Represents the cash retainer earned in 2014. Messrs. Boykin and Clemmer elected to receive their cash retainer in deferred shares in lieu of cash payments. Mr. DeRodes elected to receive his cash retainer in current shares in lieu of a cash payment. Ms. Levinson and Mr. Daichendt elected to receive one-half of their cash retainers in current shares. These deferred and current shares are reported in the “Stock Awards” column. Mr. Kuehn, Mr. McGuire and Ms. Oppenheimer elected to receive their cash retainer as a cash payment.

(2)  This column shows the aggregate grant date fair value, as determined in accordance with FASB ASC Topic 718, of RSU awards, deferred shares (also referred to as “phantom shares”) paid in lieu of cash annual retainers, and current shares paid in lieu of the cash annual retainers, in each case in 2014. See Note 8 of the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for an explanation of the assumptions we made in the valuation of these awards.

The table below shows the grant date fair values of the shares received for retainer payments and RSU awards:

Name	Annual Equity RSU Grant ($)	Current Stock in lieu of cash ($)	Deferred Stock in lieu of cash ($)
Edward (“Pete”) Boykin	175,000	—	135,268
Richard L. Clemmer	175,000	—	90,058
Gary J. Daichendt	175,000	52,066	—
Robert P. DeRodes	175,000	88,827	—
Kurt P. Kuehn	175,000	—	—
Linda Fayne Levinson	214,987	55,048	—
Richard T. (“Mick”) McGuire III	78,375	—	—
Deanna W. Oppenheimer	175,000	—	—

The following table shows the number of shares underlying each option award outstanding and the number of RSUs and deferred shares outstanding for each of the non-employee directors as of December 31, 2014:

Name	Options Outstanding as of 12/31/14 #	RSUs Outstanding as of 12/31/14 #	Deferred Shares Outstanding as of 12/31/14 #
Edward (“Pete”) Boykin	68,143	—	96,455
Richard L. Clemmer	61,167	—	67,946
Gary J. Daichendt	68,143	3,016	—
Robert P. DeRodes	61,167	—	27,526
Kurt P. Kuehn	10,039	—	17,355
Linda Fayne Levinson	76,143	3,156	8,077
Richard T. (“Mick”) McGuire III	—	2,711	—
Deanna W. Oppenheimer	6,849	—	11,712

EQUITY COMPENSATION PLAN INFORMATION

The table below shows information regarding awards outstanding and shares available for issuance as of December 31, 2014 under our Management Stock Plan that was in effect through April 25, 2006, our NCR Corporation 2011 Amended and Restated Stock Incentive Plan that was in effect through April 24, 2013 (referred to below as the “2011 Stock Incentive Plan”), and our NCR Corporation 2013 Stock Incentive Plan, which is our most recently adopted equity compensation plan (referred to below as the “2013 Stock Incentive Plan”).

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a)
	(a)		(b)	(c)
Equity compensation plans approved by stockholders:
Management Stock Plan(1)	346,621	(2)	$17.53	—
2011 Stock Incentive Plan(3)	4,159,408	(4)	$17.94
2013 Stock Incentive Plan(5)	2,143,773	(6)		10,470,233
Equity compensation plans not approved by stockholders	—		—	—
Total	6,649,802		$17.86	10,470,233

(1)  The NCR Management Stock Plan was adopted with stockholder approval, effective January 1, 1997. The NCR Management Stock Plan was terminated as of April 26, 2006, upon the stockholders’ approval of the 2006 Stock Incentive Plan, which was subsequently amended and restated as the 2011 Stock Incentive Plan. However, termination of the NCR Management Stock Plan did not affect awards previously granted and outstanding under the NCR Management Stock Plan.

(2)  Outstanding awards consist of 285,761 options and 60,860 restricted stock awards and units.

(3)  The 2006 Stock Incentive Plan was adopted with stockholder approval, effective April 26, 2006, and the 2006 Stock Incentive Plan was subsequently amended and restated on April 27, 2011 as the 2011 Stock Incentive Plan. The 2011 Stock Incentive Plan was frozen effective April 24, 2013, when the 2013 Stock Incentive Plan was approved by our shareholders. Awards granted prior to the date that the 2011 Stock Incentive Plan was frozen remain outstanding under the 2011 Stock Incentive Plan.

(4)  Outstanding awards consist of 1,194,291 stock options, 2,800,144 restricted stock awards and units, and 164,973 additional shares that would be issued if outstanding performance-based awards are earned at maximum payout.

(5)  The 2013 Stock Incentive Plan was approved by our shareholders on April 24, 2013.

(6)  Outstanding awards consist of 1,990,256 restricted stock awards and units and 153,517 additional shares that would be issued if outstanding performance-based earned at maximum payout.

RELATED PERSON TRANSACTIONS

Under its charter, the Committee on Directors and Governance is responsible for the review of all related person transactions. In January 2007, the Board of Directors formalized in writing a Related Person Transactions Policy that provides that each related person transaction be considered for approval or ratification: (i) by the Company’s Committee on Directors and Governance or (ii) if the Committee on Directors and Governance determines that the approval or ratification of the related person transaction should be considered by all of the disinterested members of the Board of Directors, by a majority vote of such disinterested members of the Board of Directors.

The policy requires each director and executive officer of the Company to use reasonable efforts to report to the Company’s General Counsel any transaction that could constitute a related person transaction prior to the transaction. The General Counsel must advise the Chairman of the Committee on Directors and Governance of any related person transaction of which the General Counsel becomes aware, whether as a result of reporting or otherwise. The Committee on Directors and Governance then considers each such related person transaction, unless the Committee determines that the approval or ratification of such transaction should be considered by all of the disinterested members of the Board of Directors, in which case such disinterested members of the Board of Directors consider the transaction. Except as set forth below, a related person transaction that is not approved in advance shall not be entered into by the Company unless the effectiveness of the transaction is expressly subject to ratification by the Committee on Directors and Governance or the disinterested members of the Board, as applicable.

If the Company enters into a transaction that it subsequently determines is a related person transaction or a transaction that was not a related person transaction at the time it was entered into but thereafter became a related person transaction, then in either such case the related person transaction shall be presented to the Committee on Directors and Governance or the disinterested members of the Board of Directors, as applicable, for ratification. If such related person transaction is not ratified, then the Company shall take all reasonable actions to attempt to terminate the Company’s participation in that transaction.

Under the policy, a related person transaction generally means any transaction involving or potentially involving an amount in excess of $120,000 in which the Company or any of its subsidiaries is a participant and in which any of its directors or director nominees, executive officers or 5% stockholders, or any immediate family members of any of the foregoing, has or will have a direct or indirect material interest.

In considering whether to approve or ratify a related person transaction or relationship, the Committee on Directors and Governance or the disinterested members of the Board of Directors, as applicable, considers all relevant factors, including:

•	the size of the transaction and the amount payable to a related person;

•	the nature of the interest of the related person in the transaction;

•	whether the transaction may involve a conflict of interest; and

•

whether the transaction involves the provision of goods or services to the Company that are available from unaffiliated third parties and, if so, whether the transaction is on terms and made under circumstances that are at least as favorable to the Company as would be available in comparable transactions with or involving unaffiliated third parties.

Transactions and relationships that are required to be disclosed under applicable securities laws and regulations are disclosed in the Company’s proxy statement. Since the beginning of the Company’s 2014 fiscal year, the Committee on Directors and Governance has not identified any related person transactions requiring such disclosure.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table presents the approximate fees for professional audit services rendered by the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), for the audit of the Company’s financial statements for fiscal years 2014 and 2013, as well as the approximate worldwide fees billed for other services rendered by PricewaterhouseCoopers in such years:

Service	2014	2013
Audit Fees(1)	$7,060,700	$7,441,000
Audit-Related Fees(2)	$441,000	$227,000
Subtotal	$7,501,700	$7,668,000
Tax Fees(3)	$627,800	$632,500
All Other Fees(4)	$8,600	$30,300
Subtotal	$636,400	$662,800
Total Fees	$8,138,100	$8,330,880

(1)  Includes fees required for the review and examination of NCR’s consolidated financial statements, the audit of internal controls over financial reporting, quarterly reviews of interim financial statements, statutory audits, and consultations by management as to the accounting or disclosure treatment of transactions or events and the actual or potential impact of final or proposed rules, standards or interpretations by regulatory and standard setting bodies. Also includes attestation services and review services associated with the Company’s filings with the SEC.

(2)  Includes fees related to financial audits of employee benefit plans and services related to the filing of securities reports for one of the Company’s international subsidiaries.

(3)  Generally includes tax compliance, tax advice, tax planning and expatriate services. In 2014 and 2013, respectively, fees for tax services include:

(a)  $117,500 and $52,000 for tax compliance including the preparation, review and filing of tax returns;

(b)  $436,000 and $544,000 for tax audit consultation and assistance;

(c)  $34,300 and $36,500 for local country statutory financial statement services incidental to the preparation of local country tax returns and tax consultation services among other things; and

(d)  $40,000 and zero for expatriate services including tax return preparation, tax equalization calculations, tax consultancy, and related international assignment administration services.

(4)  Includes fees for all other work performed by PricewaterhouseCoopers that does not meet the above category descriptions. In 2014, of these fees, approximately 46% related to an attestation engagement in Spain related to compliance with the electronic waste legislation, approximately 42% related to licensing and proprietary software for accounting research, and approximately 12% related to an agreed upon procedure engagement. In 2013, of these fees, approximately 45% related to several agreed upon procedure engagements, approximately 32% related to advisory services, approximately 13% related to an attestation engagement in Spain related to compliance with the electronic waste legislation, and approximately 10% related to licensing and proprietary software for accounting research.

The charter of the Audit Committee requires that all auditing and non-auditing services to be provided to the Company by its independent accountants be pre-approved by the Audit Committee. The Audit Committee has adopted policies and procedures regarding its pre-approval of these services (the “Pre-Approval Policy”). The Pre-Approval Policy, which is designed to assure that the provision of such services does not impair the independence of the Company’s independent registered public accounting firm, includes the following principles and restrictions, among others:

•

In no case should NCR or its consolidated subsidiaries retain the Company’s independent registered public accounting firm or its affiliates to provide management consulting services or any non-audit services that are not permitted under applicable laws and regulations, including, without limitation, the Sarbanes-Oxley Act of 2002 and the SEC’s related rules and regulations.

•

Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any other non-audit services and tax consulting services will require specific pre-approvals by the Audit Committee and a determination that such services would not impair the independence of the Company’s independent registered public accounting firm. Specific pre-approvals by the Audit Committee will also be required for any material changes or additions to the pre-approved services.

•	The Audit Committee recommends that the ratio of total tax and all other non-audit services to total audit and audit-related services procured by the Company in a fiscal year be less than 1 to 1.

•

The Audit Committee will not permit the exclusive retention of NCR’s independent registered public accounting firm in connection with a transaction initially recommended by the independent auditors, the purpose of which may be tax avoidance and the tax treatment of which is not supported in applicable tax law.

•

Pre-approval fee levels for all services to be provided by the independent registered public accounting firm will be established annually by the Audit Committee, and updated on a quarterly basis by the Audit Committee at its regularly scheduled meetings. Any proposed services significantly exceeding these levels will require separate pre-approval by the Audit Committee.

•

The Corporate Controller will report to the Audit Committee on a quarterly basis regarding the status of all pre-approved audit, audit-related, tax and all other non-audit services provided by the Company’s independent registered public accounting firm or its affiliates to NCR or its consolidated subsidiaries.

•

Back-up documentation will be provided to the Audit Committee by management and/or the independent registered public accounting firm when requesting pre-approval of services by the Company’s independent registered public accounting firm. At the request of the Audit Committee, additional detailed documentation regarding the specific services will be provided.

•

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by the Chief Financial Officer or Corporate Controller, with the support of the independent registered public accounting firm, and must include a joint statement as to whether, in the view of management and the independent registered public accounting firm, the request or application is consistent with the SEC’s rules on auditor independence.

At the beginning of each fiscal year, management and the Company’s independent registered public accounting firm propose the audit and non-audit services to be provided by the firm during that year. The Audit Committee reviews and pre-approves the proposed services taking into account, among other things, the principles and restrictions set forth in the Pre-Approval Policy. Under the Pre-Approval Policy, the Audit Committee also has delegated to its Chair limited authority to grant pre-approvals for audit, audit-related, tax and other non-audit services in the event that immediate approval of a service is needed, or to further delegate such authority to another Audit Committee member. The Chair (or his or her delegate) must report any pre-approval decisions to the Audit Committee at its next scheduled meeting for its review and approval. The Audit Committee may not delegate to management its responsibilities to pre-approve services performed by the independent registered public accounting firm.

The audit, non-audit, tax and all other non-audit services provided by PricewaterhouseCoopers to the Company, and the fees charged for such services, are actively monitored by the Audit Committee as set forth in the Pre-Approval Policy on a quarterly basis to maintain the appropriate level of objectivity and independence in the firm’s audit work for NCR. Part of the Audit Committee’s ongoing monitoring includes a review of any de minimis exceptions as provided in the applicable SEC rules for non-audit services that were not pre-approved by the Audit Committee. In 2014 and 2013, of those total amounts reported above, all activities were pre-approved by the Audit Committee prior to commencement, thus no de minimis activity was reported.

BOARD AUDIT COMMITTEE REPORT

The Audit Committee consists of four directors, each of whom is independent as determined by the Board of Directors based on independence standards set forth in the Board’s Corporate Governance Guidelines, which meet, and in some cases exceed, the listing standards of the New York Stock Exchange (“NYSE”) and the applicable rules of the U.S. Securities and Exchange Commission (“SEC”). In accordance with NYSE rules, all members are “financially literate.” In addition, three of its members are “audit committee financial experts” as defined under applicable SEC rules. A brief description of the responsibilities of the Audit Committee is set forth above under the caption “Committees of the Board.” The Audit Committee acts under a charter adopted by the Board of Directors, which is periodically reviewed and revised as appropriate. The Audit Committee charter is available under “Corporate Governance” on the “Company” page of the Company’s website at http://www.ncr.com/company/corporate-governance.

In general, NCR’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), NCR’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles, as well as an independent audit of the Company’s internal control over financial reporting.

In the course of fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with NCR management the Company’s audited financial statements for fiscal year 2014, as well as its quarterly public earnings releases and its quarterly reports on Form 10-Q, and, together with the Board, has reviewed and discussed the Company’s Annual Report on Form 10-K and this proxy statement. In addition, the Audit Committee discussed with PricewaterhouseCoopers, the Company’s independent registered public accounting firm, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee also has received the written disclosures and the letter from PricewaterhouseCoopers required by applicable requirements of the Public Company Accounting Oversight Board and has discussed with PricewaterhouseCoopers its independence. In connection with its discussions concerning the independence of its independent registered public accounting firm, the Audit Committee adopted its annual policy requiring that the Audit Committee pre-approve all audit and non-audit services provided by the Company’s independent registered public accounting firm or its affiliates to NCR or its consolidated subsidiaries. The Audit Committee also reviewed its procedures for processing and addressing complaints regarding accounting, internal controls, or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters. Finally, the Audit Committee has reviewed NCR’s critical accounting policies and alternative policies with management and the Company’s independent registered public accounting firm to determine that both are in agreement that the policies currently being used are appropriate.

The Audit Committee met in executive session at its regular meetings periodically throughout the year with both PricewaterhouseCoopers and the internal auditors. It also met privately on occasion with the Chief Financial Officer, who has unrestricted access to the Audit Committee.

Based on the reviews and the discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC.

Dated:    February 23, 2015

The Audit Committee:

Kurt P. Kuehn, Chair

Richard L. Clemmer

Robert P. DeRodes

Deanna W. Oppenheimer

DIRECTORS’ PROPOSAL TO RATIFY THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2015

(Item 2 on Proxy Card)

The Board’s Audit Committee has appointed PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as the Company’s independent registered public accounting firm for 2015 and the Board has approved this selection. Although stockholder ratification of this appointment of the Company’s independent registered public accounting firm is not required, the Board is asking that you ratify this appointment as a matter of good corporate governance.

PricewaterhouseCoopers has been the Company’s independent registered public accounting firm for many years and is a leader in providing audit services to companies in the high-technology industry. The Board believes that PricewaterhouseCoopers is well qualified to serve as NCR’s independent registered public accounting firm given its experience, global presence with offices or affiliates in or near most locations where NCR does business, and quality audit work in serving the Company. PricewaterhouseCoopers rotates its audit partners assigned to audit NCR at least once every five years and the Audit Committee has placed restrictions on the Company’s ability to hire any employees or former employees of PricewaterhouseCoopers or its affiliates. Based on its “Pre-Approval Policy” as defined on page 68 of this proxy statement and applicable SEC rules and guidance, the Audit Committee considered whether the provision during 2014 of the tax and other non-audit services described above under the caption “Fees Paid to Independent Registered Public Accounting Firm” was compatible with maintaining PricewaterhouseCoopers’ independence and concluded that it was.

PricewaterhouseCoopers representatives will be present at the virtual Annual Meeting where they will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Required Vote

The resolution will be considered approved if it receives the affirmative vote of a majority of the votes cast on the proposal. However, the vote is not binding on our Board of Directors and the Audit Committee. Although non-binding, our Board of Directors and the Audit Committee will review and consider the voting results when evaluating selection of the Company’s independent registered public accounting firm in the future.

The Board of Directors and the Audit Committee recommend that you vote FOR this proposal. Proxies received by the Board will be voted FOR this proposal unless they specify otherwise. If the stockholders do not ratify the appointment of PricewaterhouseCoopers, the Audit Committee and the Board of Directors will reconsider the appointment, but may elect to maintain it.

DIRECTORS’ PROPOSAL TO APPROVE, ON A NON-BINDING ADVISORY BASIS, EXECUTIVE

COMPENSATION AS DISCLOSED IN THESE PROXY MATERIALS

(Item 3 on Proxy Card)

Our Board of Directors is submitting this say on pay proposal, pursuant to Section 14A of the Securities Exchange Act of 1934, which allows our stockholders to cast a non-binding vote to approve the compensation of our Named Executive Officers (“NEOs”) as disclosed in the Compensation Discussion and Analysis and accompanying compensation tables in this proxy statement. Although this advisory vote is not binding on the Company, the Board and the Compensation and Human Resource Committee (the “Committee”) value the opinions of our stockholders. Accordingly, the Committee will consider the outcome of the say on pay vote when it makes future decisions regarding executive compensation.

Our executive compensation programs are designed to pay for performance; attract, retain and motivate executive talent; align the interests of executives with the interests of stockholders; and adopt competitive best practices in our compensation programs appropriate for the Company. A comparison of our performance in 2012 and 2013 to the compensation realized by our CEO during this period demonstrates that our pay for performance compensation philosophy achieves its objectives of motivating executives to deliver strong performance and then rewarding them significantly when they achieve these high standards. For the 2012 annual bonus, despite strong financial results, the Committee and our CEO felt that several stretch internal objectives established for the organization had not been fully attained by the Company. Therefore, the funding for the Company’s 2012 annual incentive plan payout was reduced from 132.8% to 75% of target for the Core Financial Objective and set at 0% for the Customer Success bonus, which did not meet management’s internal stretch objectives. This resulted in our CEO earning a 2012 annual incentive award payout at 73% of target. For the 2013 annual bonus, again, despite strong financial results, the Committee and our CEO felt that several stretch internal objectives established for the organization had not been fully attained by the Company. Therefore, the funding for the Company’s 2013 annual incentive plan payout was reduced from 103.3% to 45% of target for the Core Financial Objective and set at 0% for the Customer Success bonus, which did not meet management’s internal stretch objectives. This resulted in our CEO earning a 2013 annual incentive award payout at 42% of target. His realizable compensation is estimated at 124% and 97% of his granted compensation for 2012 and 2013, respectively. Please see the “Executive Summary” in the Compensation Discussion and Analysis in this proxy statement for charts demonstrating this strong correlation between pay and performance.

For the 2014 performance year, the Company’s revenue grew by 8%, and operating income net of pension expense and certain specified special items (“NPOI”)1 grew by 14% and we exited 2014 with a sales backlog of $1.1 billion. The threshold performance levels for the 2014 annual bonus and Customer Success bonus were not achieved, resulting in no annual bonus payout for our CEO. Although an Economic Profit (as defined in the Company’s Economic Profit Plan [“EPP”]) of $695 million was achieved for 2014, which would have resulted in an EPP Bonus Bank Credit (as defined in the EPP) of $9.9 million for all plan participants, the Company did not achieve key financial results and operational goals for the 2014 performance year. Further, in keeping with the Company’s pay-for-performance culture, the CEO requested that the Committee not award any EPP Bonus Bank Credit to himself or any member of the management team for the 2014 performance year. The Committee acknowledged the CEO’s leadership on the proposed action and approved this recommendation.

The Board of Directors recommends that you vote FOR this proposal. Proxies received by the Board will be voted FOR this proposal unless they specify otherwise.

1  NPOI is a non-GAAP measure. Income from operations, which is the most comparable GAAP measure, decreased 47% over the same period. For reconciliation of GAAP to non-GAAP measures, see Exhibit 99.2 to the Company’s Form 8-K filed on February 10, 2015.

DIRECTORS’ PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE

NCR CORPORATION ECONOMIC PROFIT PLAN FOR PURPOSES OF SECTION 162(m)

OF THE INTERNAL REVENUE CODE

(Item 4 on Proxy Card)

Why the Company Is Seeking Shareholder Approval

At the Company’s 2011 Annual Meeting of Stockholders (“2011 Annual Meeting”), the Company’s shareholders approved the material terms of the performance goals under the NCR Corporation 2011 Economic Profit Plan, which has subsequently been renamed the NCR Corporation Economic Profit Plan (the “Economic Profit Plan”). Subject to shareholder approval, the board of directors has amended the Economic Profit Plan to modify the formula for determining “Bonus Credits” (as defined below) under the Economic Profit Plan, to reduce the amounts payable to participants in certain employment termination scenarios, and to make certain administrative changes.

Section 162(m) of the Internal Revenue Code (the “Code”) limits the deductibility of compensation paid to “covered employees” (within the meaning of Section 162(m) of the Code) in excess of $1 million unless the compensation, in relevant part, satisfies the “performance-based compensation” exception under Section 162(m) of the Code. Qualified performance-based compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals.

Section 162(m) of the Code requires shareholder approval of the material terms of the revised performance goals applicable to awards intended to qualify as performance-based compensation under the Economic Profit Plan.

The Economic Profit Plan was originally approved by shareholders at the 2011 Annual Meeting. We are now asking for shareholders to approve the revised material terms of such performance goals as provided in the amendment and restatement of the Economic Profit Plan, which material terms are described below, in order to continue to allow amounts payable under the Economic Profit Plan that are intended to qualify as “performance-based compensation” to be fully tax-deductible without regard to the $1 million deduction limitation under Section 162(m) of the Code.

Under Section 162(m) of the Code, the material terms of the performance goals required to be disclosed to and subsequently approved by shareholders of the Company include the employees eligible to receive compensation, a description of the business criteria on which the performance goals are based, and the maximum amount of compensation that can be paid to an employee.

Eligible Employees

The Economic Profit Plan provides for employees and officers of the Company or any of its subsidiaries or affiliates who are selected by the Compensation and Human Resource Committee or a subcommittee thereof (“the Committee”) to be participants in the Economic Profit Plan for a performance period during which time they may earn a credit under the Economic Profit Plan (a “Bonus Credit”). Opportunities to earn Bonus Credits are granted upon approval of the Committee. As a result, it is not possible to determine the number of individuals to whom awards will be made in the future under the Economic Profit Plan or the amounts of awards. As of the date hereof, it is anticipated that each of the Company’s Named Executive Officers set forth in the Summary Compensation Table on page 48 of this proxy statement will participate in the Economic Profit Plan for the current performance period. For calendar year 2014, eleven employees were selected to participate in the Economic Profit Plan.

Business Criteria for Performance Goals

Amounts earned under the Economic Profit Plan for a performance period (which is a calendar year determined by the Committee within the timeframe permitted by Section 162(m) of the Code) are based on a percentage of our “economic profit,” which equals the amount by which our “net operating profit after tax” exceeds our “total invested capital” multiplied by our “weighted average cost of capital” for the performance period. Our “net operating profit after tax” means our “non-pension operating income” less cash paid for income taxes and the cash paid for restructuring charges. “Non-pension operating income” means income (loss) from operations reported under generally accepted accounting principles (“GAAP”), excluding the impact of pension expense (benefit) and non-operational adjustments as reported in our Annual Report on Form 10-K, and excluding the impact of foreign currency fluctuations as compared to foreign currency rates used to establish the Company’s current year plan. “Total invested capital” means our debt (long-term and short-term), plus stockholders’ equity, adjusted to eliminate the after-tax impact of the current year impact of pension expense (benefit) and non-operational adjustments as reported in our Annual Report on Form 10-K, and excluding the impact of foreign currency fluctuations as compared to foreign currency rates used to establish the Company’s current year plan. “Weighted average cost of capital” means the sum of (A) the product of (i) cost of equity and (ii) the weighted market value of our common shares outstanding and (B) the product of (i) the cost of debt and (ii) the weighted market value of the long-term debt and short-term debt, divided by (C) the sum of the weighted market value of common shares outstanding and the weighted market value of long-term debt and short-term debt.

The Committee will determine our economic profit for the applicable performance period as soon as reasonably practicable following the performance period, and the determination of the Committee will be final and binding. The Committee must, within the earlier of 90 days after the beginning of each performance period or the expiration of 25% of such performance period, affirm the applicability of the above formula and determine the pre-established percentage of our economic profit that a participant may earn under the Economic Profit Plan for the particular performance period, subject to the individual maximum amounts described below.

The Committee may not increase the pre-established percentage of our economic profit that a participant may earn for any particular performance period, but it retains the authority to reduce the percentage in its discretion.

Individual Maximum Amounts

For each performance period, a participant will be eligible to earn a Bonus Credit, which will equal a percentage of our economic profit. The Bonus Credit, to the extent earned, will be reflected in a bookkeeping account established for the participant (the “Bonus Bank”). The maximum percentage of economic profit that may be earned by any individual as a Bonus Credit for any particular performance period is 5 percent. The Committee retains the authority to reduce the Bonus Credit to be credited to a participant’s Bonus Bank under the Plan for a performance period. Our Economic Profit Plan would have resulted in a Bonus Credit award in 2014 to plan participants. However, since the Company did not achieve key financial results and operational goals for the 2014 performance year, and in keeping with the Company’s pay-for-performance culture, the CEO requested that the Committee not award any Bonus Credit award to himself or any member of the management team for the 2014 performance year. The Committee acknowledged the CEO’s leadership on the proposed action and approved this recommendation. Mr. Bayer joined the Company in August 2014 and did not participate in the Economic Profit Plan in 2014.

This proposal and the description of the Economic Profit Plan herein address only the material terms of the performance goals that apply to awards granted under the Economic Profit Plan intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code. The description is qualified in its entirety by the full text of the Economic Profit Plan, as proposed to be adopted pursuant to this Item 4 of this proxy statement, which is filed as Exhibit A to this proxy statement.

Approval Standard Under Section 162(m) of the Code

Under Section 162(m) of the Code, the material terms of a performance goal are approved by shareholders if, in a separate vote, a majority of the votes cast (in person or by proxy) on the issue are cast in favor of approval.

Board Recommendation

The Board of Directors believes that the approval of the material terms of the performance goals applicable to awards intended to qualify as performance-based compensation granted under the amended and restated Economic Profit Plan, as described above for purposes of Section 162(m) of the Code, is in the best interests of the Company and its shareholders and will permit the Committee to grant performance-based awards under the amended and restated Economic Profit Plan that meet the requirements for tax deductibility under Section 162(m) of the Code.

The Board of Directors recommends that you vote FOR the Directors’ proposal to approve the amendment and restatement of the NCR Corporation Economic Profit Plan for purposes of Section 162(m) of the Internal Revenue Code. Proxies received by the Board of Directors will be voted FOR this proposal unless they specify otherwise.

The principal features of the Amended and Restated Economic Profit Plan are summarized below.

Administration.    The Economic Profit Plan is administered by the Committee, which has broad authority to administer and interpret the Economic Profit Plan and its provisions as it deems necessary and appropriate. The Committee will be composed solely of two or more “outside directors” within the meaning of Section 162(m) of the Code.

Eligibility.    The Economic Profit Plan provides for employees and officers of the Company, or any of its subsidiaries or affiliates who are selected by the Committee, to be participants in the Economic Profit Plan for a performance period during which time they may earn a Bonus Credit. Opportunities to earn Bonus Credits are granted upon approval of the Committee. The current executive officers of the Company named in the Summary Compensation Table on page 48 of this proxy statement are among the individuals eligible to earn Bonus Credits under the Economic Profit Plan for the current performance period.

Bonus Credits.    For each performance period, a participant will be eligible to earn a Bonus Credit, which will equal a specified percentage of our “economic profit.” Each performance period shall be a calendar year as determined by the Committee within the timeframe permitted by Section 162(m) of the Code. The maximum percentage of “economic profit” that may be earned by any individual as a Bonus Credit for any particular performance period is 5 percent. The Committee must, within the earlier of 90 days after the beginning of each performance period or the expiration of 25% of such performance period, affirm the applicability of the above formula and determine the pre-established percentage of our economic profit that each participant will be eligible to earn as a Bonus Credit under the Economic Profit Plan for such performance period, subject to the individual maximum amounts described above.

For purposes of the Economic Profit Plan, “economic profit” means the amount by which our “net operating profit after tax” exceeds our “total invested capital” multiplied by our “weighted average cost of capital” for the performance period. Our “net operating profit after tax” means our “non-pension operating income” less cash paid for income taxes and the cash paid for restructuring charges. “Non-pension operating income” means income (loss) from operation reported under generally accepted accounting principles (“GAAP”), excluding the impact of pension expense (benefit) and non-operational adjustments as reported in our Annual Report on Form 10-K, and excluding the impact of foreign currency fluctuations as compared to foreign currency rates used to establish the Company’s current year plan. “Total invested capital” means our debt (long-term and short-term), plus stockholders’ equity, adjusted to eliminate the after-tax impact of the current year impact of pension expense (benefit) and non-operational adjustments as reported in our Annual Report on Form 10-K, and excluding the impact of foreign currency fluctuations as compared to foreign currency rates used to establish the Company’s current year plan. “Weighted average cost of capital” means the sum of (A) the product of (i) cost of equity and (ii) the weighted market value of our common shares outstanding and (B) the product of (i) the cost of debt and (ii) the weighted market value of the long-term debt and short-term debt, divided by (C) the sum of the weighted market value of common shares outstanding and the weighted market value of long-term debt and short-term debt. The Committee will determine our economic profit for the applicable performance period as soon as reasonably practicable following the performance period, and the determination of the Committee will be final and binding.

The Committee may not increase the pre-established percentage of our economic profit that may be credited to any participant’s Bonus Bank under the Economic Profit Plan, but it retains the authority to reduce the Bonus Credit for any participant for any particular performance period.

The Bonus Credit for any participant for any performance period may be a negative or a positive number. The Bonus Credit will be negative if our “net operating profit after tax” is less than our “total invested capital” multiplied by our “weighted average cost of capital,” in which case the Bonus Credit will be a negative number equal to the percentage of such shortfall. If the Bonus Credit is a positive number, the participant’s Bonus Bank will be increased by the amount of such Bonus Credit; if the Bonus Credit is a negative number, the Bonus Bank will be decreased by the amount of such Bonus Credit, including a decrease such that the participant’s overall account balance is negative. If a participant’s overall Bonus Bank account balance is negative as of the date a bonus payment would be due under the Economic Profit Plan, no bonus payment will be made to such participant under the Economic Profit Plan, but the participant’s negative account balance shall not reduce the amount of other compensation payable to, or offset any amount otherwise due to, such participant.

Bonus Payment.    Except as otherwise determined by the Committee and set forth in a participant’s award statement, subject to a participant’s continued employment through the date on which bonuses are paid from the Bonus Bank, a participant will generally be paid in a cash lump sum on August 1 of the year following the performance period for which a Bonus Credit is earned, in an amount equal to 33% of the participant’s Bonus Bank. However, if the Company’s “cash flow from operations” (as defined in the Economic Profit Plan) for the year immediately preceding the year in which a payment would otherwise be paid is not equal to or in excess of one percent (1%) of the Company’s total revenues for such prior year (the “Cash Flow Test”), no amount will be paid under the Economic Profit Plan for such year and the amount that otherwise would have been paid in such year shall continue to be included in the participant’s Bonus Bank, without interest, and shall be payable in accordance with the terms of the Plan. If a participant would receive payments under the Economic Profit Plan in excess of $10 million in the aggregate in any calendar year, the amount in excess of $10 million will not be paid under the Economic Profit Plan in such year and the amount in excess of $10 million that otherwise would have been paid in such year shall continue to be included in the participant’s Bonus Bank, without interest, and shall be payable in the future to the extent provided under the terms of the Economic Profit Plan. The Bonus Bank is never eligible for interest.

Termination of Employment.    Except as otherwise determined by the Committee, the following rules will generally apply to a participant’s Bonus Bank:

General.    Except as otherwise provided below, a participant will immediately forfeit his or her entire Bonus Bank and any right to any future Bonus Credits upon a termination of employment.

Termination by the Company Without Cause / By Participant for Good Reason or Retirement.    Subject to certain “grandfathering” rules specified in the Economic Profit Plan to comply with applicable tax rules under Section 409A of the Code, if a participant’s employment is terminated by the Company without “cause” or a participant resigns for “good reason” or terminates employment by reason of “retirement,” the participant will be credited with a Bonus Credit, if any, for any performance period during which the participant participated in the Economic Profit Plan but for which the participant has not yet received a credit. To the extent not already received, the participant will receive a payment under the normal rules described above on August 1 of the year of the participant’s termination. In addition, on August 1 of the year following the year of termination, the participant will receive a payment equal to the product of (A) the amount that would have been paid had the Participant remained employed through such August 1 multiplied by (B) a fraction representing the portion of the year of termination during which the participant was employed by the Company, provided that such payment will remain subject to the Cash Flow Test and the $10 million limit described above under “Bonus Payment.” These modified rules with respect to pro rata payments following termination are effective for Bonus Credits in 2015 and later. After the grandfathering period ends (which the Company anticipates to be in 2016 or 2017 for most participants), the termination-related payments should be substantially less than in similar scenarios prior to the amendment and restatement of the Economic Profit Plan.

Death or Disability.    Upon a termination by reason of the participant’s death or disability, the participant will be credited with a Bonus Credit, if any, for any performance period or portion thereof during which the participant participated in the Economic Profit Plan but for which the participant has not yet received a Bonus Credit through the end of the quarter in which the termination by reason of death or disability occurs. The participant will be paid in a lump sum as soon as reasonably practicable following the end of the calendar quarter in which the participant’s death or disability occurs, without regard to the Cash Flow Test limitation or the $10 million payment limitation (described above under “Bonus Payment”).

Change of Control.    Upon a “change of control,” the participant will be credited with a Bonus Credit, if any, for any performance period or portion thereof during which the participant participated in the Economic Profit Plan but for which the Participant has not yet received a Bonus Credit through the date of the change of control. The participant generally will be paid in a lump sum in cash within 30 days following the date of the change of control in an amount equal to the participant’s entire Bonus Bank (such Bonus Bank to be determined after the Bonus Credits for the accrued bonus amounts described above are made) without regard to the Cash Flow Test limitation or the $10 million payment limitation (described above under “Bonus Payment”).

Clawback.    All amounts otherwise due and payable under the Economic Profit Plan will be subject to the terms and conditions of our Compensation Recovery Policy, which applies to all annual incentive, long-term incentive, equity-based and other performance-based awards granted on or after January 1, 2010.

Restrictive Covenants.    A participant’s right to participate in the Economic Profit Plan and receive a grant of any Bonus Credit opportunity or Bonus Bank payment is subject to the participant’s agreeing to be bound by applicable restrictive covenants, including noncompetition, nonsolicitation, and non-recruitment covenants that extend for 12 months or more after termination of employment for any reason.

Amendment and Termination.    The Board may amend, alter or discontinue the Economic Profit Plan at any time. Except as otherwise provided by the Economic Profit Plan, no such amendment or termination, however, may impair the rights of any participant with respect to an outstanding Bonus Bank without his or her consent, except for amendments made to cause the Economic Profit Plan to comply with applicable law, stock exchange rules or accounting rules. The Economic Profit Plan may be terminated and account balances may be distributed in accordance with Section 409A of the Code.

Federal Income Tax Consequences.    The following is a summary of certain federal income tax consequences of awards made under the Economic Profit Plan, based upon the laws in effect on the date hereof. The discussion is general in nature and does not take into account a number of considerations that may apply in light of the circumstances of a particular participant under the Economic Profit Plan. The income tax consequences under applicable state and local tax laws may not be the same as under federal income tax laws.

If an award under the Economic Profit Plan is paid in cash or its equivalent, a participant will recognize compensation taxable as ordinary income (and subject to applicable tax withholding) at the time the award is paid in an amount equal to the cash or the fair market value of its equivalent, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

Section 162(m) of the Code limits the deductibility of certain compensation of the Chief Executive Officer and the three other highest paid executive officers (other than the Chief Financial Officer). Compensation paid to such an officer during a year in excess of $1 million that is not performance-based (or does not comply with other exceptions under Section 162(m) of the Code) would not be deductible on our federal income tax return for that year. It is intended that compensation attributable to awards payable under the Economic Profit Plan will qualify as performance-based compensation under Section 162(m) of the Code. The Board of Directors will evaluate from time to time the relative benefits to the Company of qualifying other awards under the Economic Profit Plan for deductibility under Section 162(m) of the Code.

The foregoing general tax discussion is intended for the information of shareholders considering how to vote with respect to this proposal and not as tax guidance to participants in the Economic Profit Plan. Participants are strongly urged to consult their own tax advisors regarding the federal, state, local, foreign and other tax consequences to them of participating in the Economic Profit Plan.

New Plan Benefits

If our shareholders approve the proposal in this Item 4, the amounts of awards for fiscal year 2015 or subsequent years will be determined based upon our “economic profit” and, in addition, will be subject to the Committee’s right to reduce any participant’s Bonus Credit award by any amount in its sole discretion. As a result, it is not possible to determine the amounts of awards for fiscal year 2015 or subsequent years at this time.

The Board of Directors recommends that you vote FOR this proposal. Proxies received by the Board will be voted FOR this proposal unless they specify otherwise.

EXHIBIT A

NCR CORPORATION ECONOMIC PROFIT PLAN

Amended and Restated Effective Upon Stockholder Approval at the 2015 Annual Meeting

PREAMBLE

The purpose of the Plan is to advance the interests of the Company and its stockholders and assist the Company in attracting and retaining employees by providing incentives and financial rewards to such employees that are intended to be deductible to the maximum extent practicable as “performance-based compensation” within the meaning of Section 162(m) of the Code. The Plan was adopted by the Board of Directors of the Company on February 22, 2011 and approved by the Company’s stockholders on April 27, 2011. Thereafter, the Plan was amended effective as of December 13, 2011, January 24, 2012, January 1, 2014 and April 22, 2014. An amendment and restatement of the Plan was approved by the Company’s Board of Directors on February 23, 2015, but such amendment and restatement is subject to approval by the Company’s stockholders at the 2015 annual meeting of stockholders, and shall be null and void and of no further effect if such stockholder approval is not obtained.

ARTICLE I

Definitions

1.1	Applicable Percentage means sixty-seven percent (67%) in the case of a termination by the Company without Cause or a resignation for Good Reason and one hundred percent (100%) in the case of a termination by reason of Retirement or Disability.

1.2	Award Statement means a written statement (a) identifying an individual as a Participant, (b) setting forth the percentage of Economic Profit that represents the Participant’s Bonus Credit opportunity under the Plan for the applicable Performance Period, (c) setting forth, to the extent applicable, the Participant’s Bonus payment and Bonus Credit for the prior Performance Period, (d) setting forth, to the extent applicable, the balance in the Participant’s Bonus Bank, and (e) containing such other terms and conditions as may be determined by the Committee in its sole discretion. For the avoidance of doubt, an Award Statement may be in electronic form.

1.3	Bonus means the portion of a Participant’s Bonus Bank payable to a Participant in accordance with the terms of the Plan.

1.4	Bonus Bank means the bookkeeping account established and maintained by the Company under the Plan for the Participant which reflects the aggregate Bonus Credits for such Participant less the aggregate Bonuses paid to such Participant, in each case, in accordance with the terms of the Plan.

1.5	Bonus Credit means the amount credited to a Participant’s Bonus Bank for a Performance Period based on Economic Profit.

1.6	Cash Flow from Operations means net cash provided by operating activities as reported under GAAP, excluding extraordinary cash payments made to or under any of the Company’s global defined benefit pension and retirement plans in connection with the Company’s pension strategy to reduce pension liability or increase pension funding (which may include but is not limited to cash payments made in connection with any annuity purchase, plan termination or settlement) (provided that, to the extent required by Section 409A of the Code, the prior definition of Cash Flow from Operations shall apply).

1.7	Cash Flow Test has the meaning set forth in Section 3.4.

1.8	Cause means, unless otherwise provided in an Award Statement, (a) “Cause” as defined in any Individual Agreement, or (b) if there is no Individual Agreement or if it does not define Cause: (i) conviction of the Participant for committing a felony under federal law or the law of the state in which such action occurred, (ii) dishonesty in the course of fulfilling the Participant’s employment duties, (iii) failure on the part of the Participant to perform substantially such Participant’s employment duties in any material respect, (iv) a material violation of the Company’s ethics and compliance program or (v) such other events as shall be determined by the Committee and set forth in a Participant’s Award Statement.

1.9	Change in Control means any of the following events:

(i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of either (a) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (b) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (d) any acquisition pursuant to a transaction that complies with clauses (A), (B) and (C) of subsection (iii) of this Section 1.9; or

(ii) individuals who, as of the date of this Plan, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors of the Company; provided, however, that any individual becoming a director subsequent to the date of this Plan whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company; or

(iii) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a “Corporate Transaction”), in each case, unless, following such Corporate Transaction, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then-outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation, resulting from such Corporate Transaction) beneficially owns, directly or indirectly, thirty percent (30%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the

Corporate Transaction; and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Corporate Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors of the Company, providing for such Corporate Transaction; or

(iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

1.10	Code means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

1.11	Committee means the Compensation and Human Resource Committee of the Board of Directors of the Company, or a subcommittee thereof consisting of members appointed from time to time by the Board of Directors of the Company. The Committee administering the Plan shall be composed solely of “outside directors” within the meaning of Section 162(m) of the Code.

1.12	Company means NCR Corporation, a Maryland corporation.

1.13	Compensation Recovery Policy has the meaning set forth in Section 7.11.

1.14	Competing Organization has the meaning set forth in Section 6.2.

1.15	Disability means a total and permanent disability that causes a Participant to be eligible to receive long-term disability benefits from the NCR Long-Term Disability Plan, or any similar plan or program sponsored by a subsidiary or affiliate of the Company.

1.16	Economic Profit, for any Performance Period, means the difference between (a) the Company’s Net Operating Profit After Tax and (b) the product of (i) Total Invested Capital and (ii) Weighted Average Cost of Capital.

1.17	GAAP means Generally Accepted Accounting Principles.

1.18	Good Reason shall have the meaning set forth in an Individual Agreement. For the avoidance of doubt, (a) if there is no Individual Agreement or if it does not define Good Reason, the provisions applicable to a resignation for “Good Reason” under the Plan shall not apply to the Participant and (b) “Good Reason” shall not apply to a Participant under the Plan by virtue of its application to a Participant following a Change in Control under the Company’s Amended and Restated Change in Control Severance Plan.

1.19	Grandfathered Bonus Bank means (i) a Participant’s Bonus Bank as of December 31, 2014 (for the avoidance of doubt, without taking into account any Bonus Credit for calendar year 2014 to be credited in 2015) minus (ii) the aggregate of all distributions made to the Participant pursuant to Section 3.4 and Section 4.3(b)(ii) after December 31, 2014.

1.20	Individual Agreement means an employment, consulting or similar agreement between a Participant and the Company or one of its subsidiaries or affiliates. For the avoidance of doubt, the term Individual Agreement does not include any severance plan or policy that covers more than one individual.

1.21	Net Operating Profit After Tax means Non-Pension Operating Income less cash paid for income taxes and the cash paid for restructuring charges.

1.22	Non-Pension Operating Income means income (loss) from operations reported under generally accepted accounting principles, excluding the impact of pension expense (benefit), excluding the impact of non-operational adjustments as reported in the Company’s Annual Report on Form 10-K and excluding the impact of foreign currency fluctuations as compared to foreign currency rates used to establish the Company’s current year plan.

1.23	Participant means any employee of the Company or any of its subsidiaries or affiliates who is selected by the Committee to participate in the Plan.

1.24	Performance Period means the calendar year designated by the Committee pursuant to Section 3.1 of the Plan with respect to which the achievement of the performance goals is to be measured.

1.25	Plan means this NCR Corporation Economic Profit Plan.

1.26	Prorated Bonus Bank means, for a Participant described in Section 4.3, (a) the Participant’s Bonus Bank (adjusted as provided in Section 4.3(b)(i) and reduced by any distributions made or to be made pursuant to Section 4.3(a) and Section 4.3(b)(ii)) as of July 31 of the year following the year of the Participant’s termination of employment (b) multiplied by a fraction, (i) the numerator of which is the number of days in which the Participant was actively employed by the Company in the year in which the Participant’s employment with the Company terminates, and (ii) the denominator of which is 365, (c) multiplied by thirty-three percent (33%).

1.27	Retirement means termination of employment with the Company or a subsidiary or affiliate when a Participant is age 62 or older with at least 10 years of continuous service with the Company and its subsidiaries and affiliates for the period ending on the date of the Participant’s termination of employment (but excluding service with any entity whose stock or assets were acquired by the Company for the period prior to such acquisition).

1.28	Total Invested Capital means debt (long and short term), plus stockholders’ equity, adjusted to eliminate the after-tax impact of the current year impact of pension expense (benefit), to exclude the impact of non-operational adjustments as reported in the Company’s Annual Report on Form 10-K, and to exclude the impact of foreign currency exchange fluctuations as compared to foreign currency rates used to establish the Company’s current year plan.

1.29	Weighted Average Cost of Capital means the sum of (a) the product of (i) cost of equity and (ii) the weighted market value of the Company’s common shares outstanding and (b) the product of (i) the cost of debt and (ii) the weighted market value of the long-term debt and short-term debt, divided by (c) the sum of the weighted market value of common shares outstanding and the weighted market value of long-term debt and short-term debt.

ARTICLE II

Eligibility and Participation

The Committee shall, in its sole discretion, determine for each Performance Period those individuals who shall be Participants in the Plan for such Performance Period, subject to Section 4.1, no later than the earlier of 90 days after the beginning of each Performance Period or the expiration of twenty-five percent (25%) of such Performance Period. The Committee shall notify an individual that he or she is a Participant in the Plan for a Performance Period by providing such individual with an Award Statement for such Performance Period. Participation in the Plan by any Participant during any Performance Period shall not entitle a Participant to participation in the Plan during any subsequent Performance Period.

ARTICLE III

Bonuses

3.1	Bonus Credit Awards. For each Performance Period, a Participant will be eligible to earn a Bonus Credit, which will equal a specified percentage of Economic Profit for such Performance Period. The Committee shall, subject to Section 4.1, no later than the earlier of 90 days after the beginning of each Performance Period or the expiration of twenty-five percent (25%) of such Performance Period, (a) affirm the applicability of Economic Profit as the performance criterion for such Performance Period, and (b) determine the pre-established percentage of Economic Profit that each Participant will be eligible to earn as a Bonus Credit under the Plan, subject to the individual maximum amounts described in the final sentence of this Section 3.1. A Performance Period shall be determined by the Committee and set forth in each Participant’s Award Statement. The maximum percent of Economic Profit that may be earned by any Participant as a Bonus Credit for a particular Performance Period is five percent (5%).

3.2	Determination of Bonus Credit Amount. Following the close of each Performance Period, the Committee will certify in writing as to the attainment of Economic Profit for the Performance Period. Once the amount of Economic Profit is determined as soon as reasonably practicable after the end of the Performance Period, a Bonus Credit shall be credited to a Participant’s Bonus Bank for the Performance Period, and the determination of the Committee will be final and binding. The Bonus Credit for any Participant for any Performance Period may be a negative number or a positive number. If the Bonus Credit is a positive number, the Participant’s Bonus Bank will be increased by the amount of such Bonus Credit; if the Bonus Credit is a negative number, the Bonus Bank will be decreased by the amount of such Bonus Credit, including a decrease such that the Participant’s overall Bonus Bank balance is negative. If a Participant’s overall Bonus Bank account balance is negative as of the date a Bonus would be paid under the Plan (as described below), no Bonus will be paid to such Participant under the Plan, but the Participant’s negative Bonus Bank shall not reduce the amount of other compensation payable to, or offset any amount otherwise due to, such Participant.

3.3	Discretionary Adjustment. The Committee may not increase the pre-established percentage of Economic Profit that may be credited to any Participant’s Bonus Bank under the Plan for a Performance Period, but it retains the authority to reduce the Bonus Credit to be credited to a Participant’s Bonus Bank under the Plan for a Performance Period (provided that such authority to reduce a Bonus Credit does not apply to any Bonus Credits made pursuant to Article V). The Committee may establish factors to take into consideration in implementing its discretion, including, but not limited to, corporate or business unit performance against budgeted financial goals (e.g., operating income or revenue), achievement of non-financial goals, economic and relative performance considerations and assessments of individual performance.

3.4

Payment of Bonus.    Except as otherwise determined by the Committee and set forth in a Participant’s Award Statement, subject to a Participant’s continued employment through the date on which a Bonus is paid, a Participant will be paid in cash in a lump sum on each August 1 a Bonus in an amount equal to thirty-three percent (33%) of the Participant’s then-current Bonus Bank. Notwithstanding the foregoing, (a) if the Company’s Cash Flow From Operations for the year immediately preceding the year in which a Bonus would otherwise be paid (after accrual of any amounts earned under the Plan for such year) is not equal to or in excess of one percent (1%) of the Company’s total revenues for such prior year (the “Cash Flow Test”), no Bonus will be paid under the Plan for such year and the amount that otherwise would have been paid in such year shall continue to be included in the Participant’s Bonus Bank, without interest, and payable in accordance with the terms of the Plan and (b) if a Participant would receive payments of a Bonus or Bonuses under this Plan in excess of $10 million in the aggregate in any calendar year, the amount of the Bonus or Bonuses in excess of $10 million will not be paid under the Plan in such year and the amount in excess of $10 million that otherwise would have been paid in such year shall continue to be included in the Participant’s Bonus Bank, without interest, and payable in the future in accordance with the terms of the Plan. For the avoidance of doubt, the $10 million limitation in the immediately-preceding sentence does not apply to distributions made pursuant to Section 4.3, Section 4.4, or Article V.

ARTICLE IV

New Hires, Promotions and Terminations

4.1	New Participants During the Performance Period. If an individual is newly hired or promoted during a Performance Period and is designated by the Committee to become a Participant for such Performance Period, he or she shall be eligible for a Bonus Credit under the Plan for the Performance Period, prorated for the portion of the Performance Period following the date of his or her designation to become a Participant in the Plan.

4.2	Termination of Employment. Except as otherwise provided in Section 4.3, Section 4.4 or Article V, a Participant will immediately forfeit his or her entire Bonus Bank and any right to any future Bonus Credits upon a termination of employment for any reason.

4.3	Termination by the Company without Cause/By Participant for Good Reason or Retirement. If a Participant’s employment is terminated by the Company without Cause, or the Participant resigns for Good Reason or terminates employment by reason of Retirement, the following rules shall apply:

(a)	Grandfathered Bonus Bank. With respect to the Grandfathered Bonus Bank (if any), the Participant will be paid the Applicable Percentage of the Participant’s Grandfathered Bonus Bank in four equal installments on each of the first four six-month anniversaries of the Participant’s termination of employment. Any remaining portion of the Grandfathered Bonus Bank will be forfeited. Notwithstanding the foregoing, if the Cash Flow Test (as applied by reference to the definition of Cash Flow from Operations in effect on the Plan’s original effective date) is not met for the year immediately preceding the year in which any such termination occurs, the Participant’s first installment payment will be delayed and will continue to be held in the Participant’s Bonus Bank, without interest, until the second installment payment is due, at which time the first and second installment payments will be paid to the Participant. The Participant’s remaining installment payments will be made at the normal times set forth in this Section 4.3(a).

(b)	Additional Bonus Credit and Payments.

(i)	The Participant will be credited with (i) a Bonus Credit, if any, for any complete Performance Period during which the Participant participated in the Plan but for which the Participant has not yet received a Bonus Credit pursuant to Section 3.2 as of the date of his or her termination of employment with the Company, and (ii) a Bonus Credit pursuant to Section 3.2 for the year in which the Participant’s termination of employment occurs, to be credited at the same time Bonus Credits for such year are credited pursuant to Section 3.2.

(ii)	If the Participant’s termination of employment is before August 1 of the year of termination, the amount that would have been payable pursuant to Section 3.4 on August 1 of the year of termination shall be paid in the same manner as specified in Section 3.4 as if the Participant had remained actively employed by the Company (and, for the avoidance of doubt, such payment shall reduce the Grandfathered Bonus Bank).

(iii)

In addition, to the extent that the Participant’s Prorated Bonus Bank exceeds the amount (if any) payable to the Participant pursuant to Section 4.3(a), then the amount of such excess (if any) will be paid to the Participant in cash in a lump sum on August 1 of the year following the year in which the Participant’s termination of employment occurs, and any remaining portion of the Bonus Bank shall be forfeited. Notwithstanding the foregoing, if the Cash Flow Test is not met for the year immediately preceding the year in which any such termination occurs, the payment described in this Section 4.3(b)(iii) will be delayed and will continue to be held in the Participant’s Bonus Bank, without interest, until the next-following August 1, at which time it will be paid to the Participant.

4.4	Death or Disability. Upon a termination of employment by reason of the Participant’s death or Disability, the Participant will be credited with a Bonus Credit, if any, for any Performance Period or portion thereof during which the Participant participated in the Plan but for which the Participant has not yet received a credit through the end of the quarter in which the termination by reason of death or Disability occurs. Subject to Section 4.3(a) in the case of Disability (which payments shall offset the amount payable pursuant to this Section 4.4), the Participant will be paid in a cash lump sum the Participant’s entire Bonus Bank (with the amount of the Bonus Bank determined after the Participant’s Bonus Bank is credited with Bonus Credits pursuant to the immediately preceding sentence) as soon as reasonably practicable following the end of the calendar quarter in which the Participant’s death or Disability occurs (and in no event later than two and one-half months after the end of such calendar quarter).

ARTICLE V

Payment Upon Change in Control

Upon a Change in Control, each Participant will be credited with a Bonus Credit, if any, for any Performance Period or portion thereof during which such Participant participated in the Plan but for which such Participant has not yet received a credit through the effective date of the Change in Control. Notwithstanding any provision of the Plan to the contrary, each Participant will be paid in a lump sum within 30 days following the Change in Control the Participant’s entire Bonus Bank in cash (with the amount of the Bonus Bank determined after the Participant’s Bonus Bank is credited with Bonus Credits pursuant to the immediately preceding sentence); provided, however, that such payment shall be made upon the Change in Control only if such Change in Control also constitutes a “change in control event” within the meaning of Section 409A of the Code and shall otherwise be made at the times specified in Section 3.4 or Article IV, as applicable; provided, further that, with respect to any Participant (a) whose employment has terminated prior to the Change in Control and (b) who is a “specified employee” within the meaning of Section 409A of the Code (as determined in accordance with the methodology established by the Company as in effect on the date of the Participant’s “separation from service” (within the meaning of Section 409A of the Code), amounts that constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code that would otherwise be payable under the Plan under this sentence during the six-month period immediately following the separation from service shall instead be paid on the first business day after the date that is six months following the separation from service or, if earlier, the Participant’s death.

ARTICLE VI

Restrictive Covenants

6.1	Bonus Credits and Bonus Bank Payments Subject to Compliance with Restrictive Covenants. In exchange for the opportunity to participate in the Plan, the Participant will not, during employment with the Company and for a 12-month period after the Participant’s termination of employment (or if applicable law mandates a maximum time that is shorter than 12 months, then for a period of time equal to that shorter maximum period), regardless of the reason for the Participant’s termination, directly or through others, without the prior written consent of the Chief Executive Officer of the Company: (a) render services directly or indirectly to, or become employed by, any Competing Organization (as defined in this
Article VI) to the extent such services or employment involves the development, manufacture, marketing,

advertising, sale or servicing of any product, process, system or service which is the same or similar to, or competes with, a product, process, system or service manufactured, sold, serviced or otherwise provided by the Company, its subsidiaries or affiliates, to its customers and upon which the Participant worked or in which the Participant participated during the last two years of employment; (b) directly or indirectly recruit, hire, solicit or induce, or attempt to induce, any exempt employee of the Company, its subsidiaries or affiliates, to terminate his or her employment with the Company, its subsidiaries or affiliates, or otherwise cease his or her relationship with the Company, its subsidiaries or affiliates; or (c) solicit the business of any firm or company with which the Participant worked during the preceding two years while employed by the Company, including customers of the Company, its subsidiaries or affiliates. If the Participant breaches the terms of this Section 6.1, Participant agrees that in addition to any liability Participant may have for damages arising from such breach, any outstanding Bonus Credits and any amounts in the Participant’s Bonus Bank (or to be credited to the Participant’s Bonus Bank) will be immediately forfeited, and Participant will repay to the Company any Bonus Bank payments made during the twelve months prior to the date of termination of employment.

6.2	Competing Organization. As used in this Article VI, “Competing Organization” means an organization identified as a Competing Organization by the Chief Executive Officer of the Company for the year in which Participant’s employment with the Company terminates, and any other person or organization that is engaged in or about to become engaged in research on or development, production, marketing, leasing, selling or servicing of a product, process, system or service which is the same or similar to or competes with a product, process, system or service manufactured, sold, serviced or otherwise provided by the Company to its customers. The list of Competing Organizations identified by the Chief Executive Officer is maintained by the Company’s Law Department.

ARTICLE VII

Miscellaneous

7.1	Withholding Taxes. The Company shall have the right to make payment of Bonus Credits net of any applicable federal, state and local taxes required to be withheld, or to require the Participant to pay such withholding taxes. If the Participant fails to make such tax payments as required, the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant or to take such other action as may be necessary to satisfy such withholding obligations.

7.2	Nontransferability. No Bonus Credit may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, including assignment pursuant to a domestic relations order, during the time in which the requirement of continued employment or attainment of performance objectives has not been achieved. Each Bonus Credit shall be paid during the Participant’s lifetime only to the Participant, or, if permissible under applicable law, to the Participant’s legal representatives; provided, however, that a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and to receive any amounts payable under the Plan in the event of such Participant’s death. No Bonus Credit shall, prior to receipt thereof by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, or torts of the Participant.

7.3

Administration.    The Committee shall administer the Plan, interpret the terms of the Plan, amend and rescind rules relating to the Plan, and determine the rights and obligations of Participants under the Plan. The Committee may delegate any of its authority as it solely determines and for all purposes of the Plan such delegate shall be deemed to be the “Committee” for all purposes of the Plan. In administering the Plan, the Committee may at its option employ compensation consultants, accountants and counsel and other persons to assist or render advice to the Committee, all at the expense of the Company. Any determinations made by the Committee under the Plan shall be final, binding and conclusive on the Company, its affiliates, subsidiaries and their respective stockholders and each Participant in the Plan for all purposes. The provisions of the Plan are intended to ensure that all amounts paid hereunder qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code, and the Plan shall be interpreted and operated consistent with that intention.

7.4	Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan, such provision will be stricken as to such jurisdiction, and the remainder of the Plan shall remain in full force and effect.

7.5	No Fund Created. Bonuses shall be paid from the general funds of the Company and no special or separate fund shall be established or other segregation of assets made to assure payment. Neither the Plan nor any Bonus Credit shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that any person acquires a right to receive a Bonus, such right shall be no greater than the right of any unsecured general creditor of the Company. For the avoidance of doubt, the Bonus Bank shall in no event be eligible to earn interest.

7.6	Employment at Will. Neither the adoption of the Plan, eligibility of any person to participate, nor payment of an Bonus Credit to a Participant shall be construed to confer upon any person a right to be continued in the employ of the Company. The Company expressly reserves the right to discharge any Participant whenever in the sole discretion of the Company its interest may so require.

7.7	Amendment or Termination of the Plan. The Committee reserves the right to amend, modify, suspend or terminate the Plan at any time, provided that no such amendment, modification, suspension or termination shall impair the rights of any Participant with respect to an outstanding Bonus Bank without his or her consent, except for amendments made to cause the Plan to comply with applicable law, stock exchange rules or accounting rules. The Committee may terminate the Plan (including by reason of the Committee’s determination not to designate a Performance Period pursuant to the terms and conditions of Section 3.1 of the Plan), in which case Participants’ Bonus Bank account balances may be distributed in accordance with Treas. Reg. 1.409A-3(j)(4)(ix) promulgated under Section 409A of the Code.

7.8	Non-Exclusivity of Plan. Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors of the Company or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, cash or equity-based compensation arrangements, either tied to performance or otherwise.

7.9

Dispute Resolution.    Any controversy or claim arising out of or related to this Plan or a Participant’s employment with the Company, its subsidiaries or affiliates, or the termination of that employment, shall be resolved by binding arbitration at the election of either the Participant or the Company; the obligation to arbitrate shall also extend to and encompass any claims that a Participant may have or assert against any Company employees, officers, directors or agents. The arbitration shall be pursuant to the then current rules of the American Arbitration Association and shall be held in New York City for employees residing or having a primary NCR business location in the United States; for employees residing or having a primary NCR business location outside the United States, where permitted by local law the arbitration shall be conducted in the regional headquarters city of the Participant’s NCR business organization pursuant to the rules of a reputable national or international arbitration organization. The arbitration shall be held before a single arbitrator who is an attorney. The arbitrator’s decision and award shall be final and binding and may be entered in any court having jurisdiction. Issues of arbitrability shall be determined in accordance with the U.S. federal substantive and procedural laws relating to arbitration; in all other respects, this Plan shall be governed by the laws of the State of Georgia in the United States, without regard to its conflict-of-laws principles. Each party shall bear its own attorney fees associated with the arbitration; other costs, and the expenses of the arbitration, shall be borne as provided by the rules of the American Arbitration Association. If any portion of this Section 7.9 is held unenforceable, it shall be severed and shall not affect the duty to arbitrate nor any other part of this Section 7.9.

7.10	Section 409A. It is intended that the Plan shall comply with Section 409A of the Code (and any regulations or other guidance issued thereunder) to the extent the Plan is subject thereto, provided that the Company shall have no liability for any taxes that may be imposed on the Participant by reason of the application of Section 409A of the Code. For the purposes of the Plan, “termination of employment” means the Participant ceases to be employed by the Company for any reason, provided that such cessation of employment constitutes a “separation from service” within the meaning of Section 409A of the Code. Notwithstanding the foregoing provisions of the Plan, in the event that the Participant is a “specified employee” within the meaning of Section 409A of the Code (as determined in accordance with the methodology established by the Company as in effect on the date of the Participant’s “separation from service” (within the meaning of Section 409A of the Code), amounts that constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code that would otherwise be payable under the Plan during the six-month period immediately following the separation from service shall instead be paid on the first business day after the date that is six months following the separation from service. Each distribution under the Plan shall be treated as a separate payment for purposes of Section 409A of the Code. In no event shall the Participant, directly or indirectly, designate the calendar year in which Bonus Bank payments will be made. The Plan may be amended, without the consent of the Participant, in any respect deemed by the Committee to be necessary in order to preserve compliance with Section 409A of the Code.

7.11	Compensation Recovery Policy. Bonuses, Bonus Credits and Bonus Banks shall constitute “Covered Incentive Compensation” subject to the terms of the Company’s Compensation Recovery Policy, as the same may be in effect from time to time (the “Compensation Recovery Policy”). Accordingly, notwithstanding any other provision of the Plan to the contrary, a Participant may be required to forfeit or repay any or all of the Participant’s Bonuses, Bonus Credits and Bonus Bank pursuant to the terms of the Compensation Recovery Policy. Further, the Company may, to the extent permitted by law, enforce any repayment obligation pursuant to the Compensation Recovery Policy by reducing any amounts that may be owing from time-to-time by the Company to the Participant, whether as wages, severance, vacation pay or in the form of any other benefit or for any other reason, subject to Section 409A of the Code.

7.12	Overpayment. In the event of the overpayment to or wrongful receipt of any amounts by a participant pursuant to this Plan, the Plan and the Company shall be entitled to recovery of such funds by remedies including, without limitation, the equitable remedy of constructive trust.

7.13	Successor to Company. This Plan shall bind any successor of or to the Company, its assets or its businesses (whether direct or indirect, by purchase, merger, consolidation or otherwise), in the same manner and to the same extent that the Company would be obligated under this Plan if no succession had taken place. The term “Company,” as used in this Plan, shall mean the Company as hereinbefore defined and any successor or assignee to the business or assets which by reason hereof becomes bound by this Plan.

FOR NCR CORPORATION

By
Andrea L. Ledford Senior Vice President, Corporate Services and Chief Human Resources Officer

DIRECTORS’ PROPOSAL TO AMEND AND RESTATE THE CHARTER OF THE COMPANY TO ELIMINATE THE SUPERMAJORITY PROVISIONS CONTEMPLATED BY THE MARYLAND GENERAL CORPORATION LAW AND THE COMPANY’S CHARTER

(Item 5 on Proxy Card)

NCR submits this proposal to amend and restate the charter of NCR (the “Charter”) to eliminate the supermajority voting provisions contemplated thereby and by the Maryland General Corporation Law (the “MGCL”) and require the affirmative vote of a majority of all the votes entitled to be cast for such matters, except for the election of a director to replace a director removed by stockholders, which will require the affirmative vote of a majority of all the votes cast on the matter. Specifically, the vote of eighty percent of the voting power of all shares of the Company entitled to vote generally in the election of directors then outstanding, voting together as a single class, is currently required with respect to ARTICLE VII, Section 7.1(c) (director removal); ARTICLE VII, Section 7.1(d) (director replacement after removal); ARTICLE VIII, Section 8.2 (amendments to certain provisions of the Bylaws of NCR) and ARTICLE IX, Section 9.1 (amendments to certain provisions of the Charter) of the Charter. In addition, under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate with another entity or convert into another form of entity, sell all or substantially all of its assets or engage in a statutory share exchange, unless approved by the affirmative vote of stockholders holding at least two-thirds of all the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all the votes entitled to be cast on the matter. Consistent with this provision of the MGCL, the Company is also submitting this proposal to amend ARTICLE VI, Section 6.2 of the Charter to provide that, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors of NCR (the “Board”) and taken or approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

While a supermajority vote requirement protects against amendments to key provisions of a charter, the removal and subsequent replacement of a director or the entering into of certain strategic transactions without broad stockholder support, following its deliberation and due consideration regarding the rationale for such provisions in light of current corporate governance standards and practices, the Board has determined that requiring, as is permitted by Maryland law, a majority of all the votes entitled to be cast on the matter to amend all provisions of the Charter, for the removal of directors and the approval of the strategic transactions noted above, is advisable and in the best interests of NCR.

Accordingly, this proposal follows a unanimous resolution by the Board declaring such amendments advisable and in the best interest of NCR and directing that these amendments be submitted to the stockholders of NCR for their consideration.

NCR received a stockholder proposal on this issue, which proposed replacing the supermajority provisions in the Charter and the Bylaws of NCR (the “Bylaws”) with a voting standard requiring only a majority of votes cast (or the closest standard thereto permitted by law). As noted above, Maryland law does not permit a corporation to dissolve, amend its charter, merge, consolidate with another entity or convert into another form of entity, sell all or substantially all of its assets or engage in a statutory share exchange without first obtaining the affirmative vote of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on the matter. In addition, in the Board’s judgment, permitting a director to be removed by a vote less than a majority of the votes entitled to be cast is not advisable because it would be disruptive and could allow a small number of stockholders (which could include stockholders who may have interests adverse to NCR) the power to remove the entire Board.

The full text of the amendments to the Charter is set forth in the Articles of Amendment and Restatement attached hereto as Exhibit B to this proxy statement.

In accordance with the Bylaws, the Board has approved, subject to the approval of this proposal by the stockholders of NCR, amendments to the Bylaws to permit all amendments to the Bylaws to be by a majority of all the votes entitled to be cast on the matter, rather than having certain provisions requiring eighty percent of the votes entitled to be cast. For all other matters on which stockholders vote and unless otherwise required by law, the Charter or the Bylaws, the Bylaws currently provide for a default voting standard of a majority of the votes cast. We believe this proposal strikes the proper balance of protecting against the actions of a few large stockholders while recognizing that broad supermajority provisions are no longer consistent with current best practices for corporate governance at U.S. public companies.

The Articles of Amendment and Restatement attached hereto also include certain minor changes which are unrelated to the proposal and are intended to update the Charter with respect to the current size of the Board as well as the current agent for service of process. These changes do not require a stockholder vote. Additionally, if this proposal is approved, the Company will, immediately prior to filing of the Articles of Amendment and Restatement with the State Department of Assessments and Taxation of Maryland (the “SDAT”), file Articles Supplementary with the SDAT reclassifying certain shares of preferred stock that were never issued into authorized but undesignated shares of preferred stock. The filing of the Articles Supplementary is meant to simplify NCR’s Charter and will have no effect on the value of your shares of common stock.

Required Vote:    Pursuant to our Charter, the amendments to the Charter contemplated by the Articles of Amendment and Restatement must be approved by the affirmative vote of holders entitled to cast not less than eighty percent of the shares of outstanding stock of the Company entitled to vote generally in the election of directors. Abstention and broker non-votes will have the effect of a vote against the proposed amendment.

The Board of Directors recommends that you vote FOR this proposal. Proxies received by the Board will be voted FOR this proposal unless they specify otherwise.

EXHIBIT B

ARTICLES OF AMENDMENT AND RESTATEMENT

OF

NCR CORPORATION

FIRST: NCR Corporation, a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all of the provisions of the Charter currently in effect and as hereinafter amended:

ARTICLE I

Name

Section 1.1.    The name of the Corporation (the “Corporation”) is: NCR Corporation.

ARTICLE II

Principal Office, Registered Office and Agent

Section 2.1.    The address of the Corporation’s principal office in the State of Maryland is 2 Choke Cherry Road, Rockville, Maryland 20815. The resident agent of the Corporation in the State of Maryland is ~~Mallon Snyder~~CSC-Lawyers Incorporating Service Company. The address of the resident agent is ~~99 South Washington~~7 St. Paul Street, ~~Rockville~~Suite 820, Baltimore, Maryland ~~20850.~~21202. Such resident agent is a Maryland ~~resident.~~corporation.

ARTICLE III

Purposes

Section 3.1.    The purpose of the Corporation is to engage in any lawful act, activity or business for which corporations may be organized under the General Laws of the State of Maryland as now or hereafter in force. The Corporation shall have all the general powers granted by law to Maryland corporations and all other powers not inconsistent with law which are appropriate to promote and attain its purpose.

ARTICLE IV

Capital Stock

Section 4.1.    The Corporation shall be authorized to issue 600,000,000 shares of capital stock, of which 500,000,000 shares shall be classified as “Common Stock”, $.01 par value per share (“Common Stock”) (having an aggregate par value of $5,000,000.00), and 100,000,000 shares shall be classified as “Preferred Stock”, $.01 par value per share (“Preferred Stock”) (having an aggregate par value of $1,000,000.00). The aggregate par value of all authorized shares is $6,000,000.00. The Board of Directors may classify and reclassify any unissued shares of capital stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock.

Section 4.2.    The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. The holders of shares of Common Stock shall be entitled to one vote for each such share upon all proposals presented to the stockholders on which the holders of Common Stock are entitled to vote, except for proposals on which only the holders of another specified class or series of capital stock are entitled to vote. Subject to the provisions of law and any preference rights with respect to the payment of dividends attaching to the Preferred Stock or any series thereof, the holders of Common Stock shall be entitled to receive, as and when declared by the Board of Directors, dividends and other distributions authorized by the Board of Directors in accordance with Maryland General Corporation Law, as in effect from time to time (the “MGCL”) and to all other rights of a stockholder pursuant thereto. Except as otherwise provided by law or in the Charter of the Corporation (including in any Articles Supplementary (as defined below)) (the “Charter”), the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote. In the event of a liquidation, dissolution or winding up of the Corporation or other distribution of the Corporation’s assets among stockholders for the purpose of winding up the Corporation’s affairs, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and subject to the rights, privileges, conditions and restrictions attaching to the Preferred Stock or any series thereof, the Common Stock shall entitle the holders thereof, together with the holders of any other class of stock hereafter classified or reclassified not having a preference on distributions in the liquidation, dissolution or winding up of the Corporation or other distribution of the Corporation’s assets among stockholders for the purpose of winding up the Corporation’s affairs, whether voluntary or involuntary, to share ratably in the remaining net assets of the Corporation.

Section 4.3.    The Preferred Stock may be issued from time to time in one or more series as authorized by the Board of Directors. The Board of Directors shall have the power from time to time to the maximum extent permitted by the MGCL to classify or reclassify, in one or more series, any unissued shares of Preferred Stock, and to reclassify any unissued shares of any series of Preferred Stock, in any such case, by setting or changing the number of shares constituting such series and the designation, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the stock. In any such event, the Corporation shall file for record with the State Department of Assessments and Taxation of Maryland (or other appropriate entity) articles supplementary in form and substance prescribed by the MGCL (each, an “Articles Supplementary”). Subject to the express terms of any series of Preferred Stock outstanding at the time, the Board of Directors may increase or decrease the number or alter the designation or classify or reclassify any unissued shares of a particular series of Preferred Stock by fixing or altering in one or more respects, from time to time before issuing the shares, any terms, rights, restrictions and qualifications of the shares, including any preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of the shares of the series.

Section 4.4.    Subject to the foregoing, the power of the Board of Directors to classify and reclassify any of the shares of capital stock shall include, without limitation, subject to the provisions of the Charter, authority to classify or reclassify any unissued shares of such stock into a class or classes of preferred stock, preference stock, special stock or other stock, and to divide and classify shares of any class into one or more series of such class, by determining, fixing or altering one or more of the following:

(a) the designation of such class or series, which may be by distinguishing number, letter or title:

(b) the number of shares of such class or series, which number the Board of Directors may thereafter (except where otherwise provided in the Articles Supplementary) increase or decrease (but not below the number of shares thereof then outstanding) and any shares of any class or series which have been redeemed, purchased, otherwise acquired or converted into shares of Common Stock or any other class or series shall become part of the authorized capital stock and be subject to classification and reclassification as provided in this Section;

(c) whether dividends, if any, shall be cumulative or noncumulative, and, in the case of shares of any class or series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of such class or series shall be cumulative;

(d) the rate of any dividends (or method of determining such dividends) payable to the holders of the shares of such class or series, any conditions upon which such dividends shall be paid and the date or dates or the method for determining the date or dates upon which such dividends shall be payable, and whether any such dividends shall rank senior or junior to or on a parity with the dividends payable on any other class or series of stock;

(e) the price or prices (or method of determining such price or prices) at which, the form of payment of such price or prices (which may be cash, property or rights, including securities of the same or another corporation or other entity) for which, the period or periods within which and the terms and conditions upon which the shares of such class or series may be redeemed, in whole or in part, at the option of the Corporation or at the option of the holder or holders thereof or upon the happening of a specified event or events, if any;

(f) the obligation, if any, of the Corporation to purchase or redeem shares of such class or series pursuant to a sinking fund or otherwise and the price or prices at which, the form of payment of such price or prices (which may be cash, property or rights, including securities of the same or another corporation or other entity) for which, the period or periods within which and the terms and conditions upon which the shares of such class or series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

(g) the rights of the holders of shares of such class or series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which rights may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and whether such rights shall rank senior or junior to or on a parity with such rights of any other class or series of stock;

(h) provisions, if any, for the conversion or exchange of the shares of such class or series, at any time or times at the option of the holder or holders thereof or at the option of the Corporation or upon the happening of a specified event or events, into shares of any other class or classes or any other series of the same or any other class or classes of stock, or any other security, of the Corporation, or any other corporation or other entity, and the price or prices or rate or rates of conversion or exchange and any adjustments applicable thereto, and all other terms and conditions upon which such conversion or exchange may be made;

(i) restrictions on the issuance of shares of the same series or of any other class or series, if any;

(j) the voting rights, if any, of the holders of shares of such class or series in addition to any voting rights required by law;

(k) whether or not there shall be any limitations applicable, while shares of such class or series are outstanding, upon the payment of dividends or making of distributions on, or the acquisition of, or the use of moneys for purchase or redemption of, any stock of the Corporation, or upon any other action of the Corporation, including action under this Section, and, if so, the terms and conditions thereof; and

(l) any other preferences, rights, restrictions, including restrictions on transferability, and qualifications of shares of such class or series, not inconsistent with law and the Charter.

Section 4.5.    For the purposes hereof and of any Articles Supplementary to the Charter providing for the classification or reclassification of any shares of capital stock or of any other charter document of the Corporation (unless otherwise provided in any such article or document), any class or series of stock of the Corporation shall be deemed to rank:

(a) prior to another class or series either as to dividends or upon liquidation, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable on liquidation, dissolution or winding up, as the case may be, in preference or priority to holders of such other class or series;

(b) on a parity with another class or series either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation price per share thereof be different from those of such others, if the holders of such class or series of stock shall be entitled to receipt of dividends or amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or redemption or liquidation prices, without preference or priority over the holders of such other class or series; and

(c) junior to another class or series either as to dividends or upon liquidation, if the rights of the holders of such class or series shall be subject or subordinate to the rights of the holders of such other class or series in respect of the receipt of dividends or the amounts distributable upon liquidation, dissolution or winding up, as the case may be.

Section 4.6.    (a) In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or other acquisition of shares or otherwise, is permitted under the MGCL, no effect shall be given to amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights upon dissolution are junior to those receiving the distribution.

(b) The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

(c) Except as may be set forth in any Articles Supplementary, the Board of Directors is hereby expressly authorized pursuant to Section 2-309(b)(5) of the MGCL (or any successor similar or comparable provision) to declare or pay a dividend payable in shares of one class of the Corporation’s stock to the holders of shares of such class of the Corporation’s stock or to the holders of shares of any other class of stock of the Corporation.

ARTICLE V

Stockholder Action

Section 5.1.    Except as may be provided in any Articles Supplementary, any corporate action upon which a vote of stockholder is required or permitted may be taken without a meeting or vote of stockholders only with the unanimous written consent of stockholders entitled to vote thereon.

Section 5.2.    Except as otherwise required by the MGCL or as provided elsewhere in the Charter or in the Bylaws, special meetings of stockholders of the Corporation for any purpose or purposes may be called only by the Board of Directors or by the President of the Corporation. No business other than that stated in the notice of the special meeting shall be transacted at such special meeting. Each of the Board of Directors, the President and Secretary of the Corporation shall have the maximum power and authority permitted by the MGCL with respect to the establishment of the date of any special meeting of stockholders, the establishment of the record date for stockholders entitled to vote thereat, the imposition of conditions on the conduct of any special meeting of stockholders and all other matters relating to the call, conduct, adjournment or postponement of any special meeting, regardless of whether the meeting was convened by the Board of Directors, the President, the stockholders of the Corporation or otherwise.

ARTICLE VI

Provisions Defining, Limiting

and Regulating Powers

Section 6.1.    The following provisions are hereby adopted for the purposes of defining, limiting and regulating the powers of the Corporation and the directors and stockholders, subject, however, to any provisions, conditions and restrictions hereafter authorized pursuant to Article IV hereof:

(a) The Board of Directors of the Corporation is empowered to authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, and securities convertible into shares of its stock of any class, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, and without any action by the stockholders.

(b) No holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any stock or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any class, series or type of stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series or types of stock or other securities at the time outstanding.

(c) The Board of Directors of the Corporation shall, consistent with applicable law, have power in its sole discretion to determine from time to time in accordance with sound accounting practice or other reasonable valuation methods what constitutes annual or other net profits, earnings, surplus, or net assets in excess of capital; to fix and vary from time to time the amount to be reserved as working capital, or determine that retained earnings or surplus shall remain in the hands of the Corporation; to set apart out of any finds of the Corporation such reserve or reserves in such amount or amounts and for such proper purpose or purposes as it shall determine and to abolish any such reserve or any part thereof; to distribute and pay distributions or dividends in stock, cash or other securities or property, out of surplus or any other funds or amounts legally available therefor, at such times and to the stockholders of record on such dates as it may, from time to time, determine.

Section 6.2.    ~~Unless provided to the contrary in the MGCL or other applicable law, the Charter or the Bylaws, the affirmative vote of~~Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of stockholders entitled to cast a majority of ~~the voting power of the shares present in person or represented by proxy at the meeting and~~all the votes entitled to ~~vote~~be cast on the matter ~~shall be the act of the stockholders~~.

Section 6.3.    No directors shall be disqualified from voting or acting on behalf of the Corporation in contracting with any other corporation in which he may be a director, officer or stockholder, nor shall any director of the Corporation be disqualified from voting or acting in its behalf by reason of any personal interest.

Section 6.4.    The Board of Directors shall have power to determine from time to time whether and to what extent and at what times and places and under what conditions and regulations the books, records, accounts and documents of the Corporation, or any of them, shall be open to inspection by stockholders, except as otherwise provided by law or by the Bylaws; and except as so provided no stockholder shall have any right to inspect any book, record, account or document of the Corporation unless authorized to do so by resolution of the Board of Directors.

Section 6.5.    The enumeration and definition of particular powers of the Board of Directors included in the foregoing shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of the Charter of the Corporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the General Laws of the State of Maryland now or hereafter in force.

ARTICLE VII

Board of Directors

Section 7.1.    (a) The Corporation shall have threenine directors, which number may be increased or decreased from time to time in such lawful manner as the Bylaws of the Corporation shall provide, but shall never be less than the minimum number permitted by the General Laws of the State of Maryland, as now or hereafter in force.

(b) The directors, other than those who may be elected in accordance with the terms of any Articles Supplementary, shall be divided into three classes. Each such class shall consist, as nearly as may be possible, of one-third of the total number of directors, and any remaining directors shall be included with such group or groups as the Board of Directors shall designate. At the annual meeting of the stockholders of the Corporation for 1996, a class of directors shall be elected for a one-year term, a class of directors shall be elected for a two-year term, and a class of directors shall be elected for a three-year term. At each succeeding annual meeting of stockholders, beginning with 1997, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director.

(c) Except as provided by law with respect to directors elected by stockholders of a class or series, any director or the entire Board of Directors may be removed for cause, by the affirmative vote of the holders of ~~not less than 80% of the voting power of all Voting Stock (as defined below) then outstanding, voting together as a single class~~a majority of all the votes entitled to be cast on the matter. Subject to such removal, or the death, resignation or retirement of a director, a director shall hold office until the annual meeting of the stockholders for the year in which such director’s term expires and until a successor shall be elected and qualified, except as provided in Section 7.1(d) hereof.

(d) Except as provided by law with respect to directors elected by stockholders of a class or series, a vacancy on the Board of Directors which results from the removal of a director may be filled by the ~~affirmative vote of the holders of not less than 80% of the voting power of the then outstanding Voting Stock, voting together as a single class~~stockholders entitled to vote thereon, and a vacancy which results from any such removal or from any other cause may be filled by a majority of the remaining directors, whether or not sufficient to constitute a quorum. Any director so elected by the Board of Directors shall hold office until the next annual meeting of stockholders and until his successor is elected and qualifies and any director so elected by the stockholders shall hold office for the remainder of the term of the removed director. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

(e) Except to the extent prohibited by law or limited by the Charter or the Bylaws, the Board of Directors shall have the power (which, to the extent exercised, shall be exclusive) to fix the number of directors and to establish the rules and procedures that govern the internal affairs of the Board of Directors and nominations for director, including without limitation the vote required for any action by the Board of Directors, and that from time to time shall affect the directors’ power to manage the business and affairs of the Corporation and no Bylaw shall be adopted by the stockholders which shall modify the foregoing.

Section 7.2.    Advance notice of stockholder nominations for the election of directors and of the proposal of business by stockholders shall be given in the manner provided in the Bylaws of the Corporation, as amended and in effect from time to time. Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE VIII

Bylaws

Section 8.1.    The Bylaws may contain any provision for the regulation and management of the affairs of the Corporation not inconsistent with law or the provisions of the Charter. Without limiting the foregoing, to the maximum extent permitted by the MGCL from time to time, the Corporation may in its Bylaws confer upon the Board of Directors powers and authorities in addition to those set forth in the Charter and in addition to those expressly conferred upon the Board of Directors by statute as long as such powers and authorities are not inconsistent with the provisions of the Charter.

Section 8.2.    ~~Except as provided in the Charter, the~~The Bylaws may be altered or repealed and new Bylaws may be adopted by (a) ~~subject to Section 7.1(e), at any annual or special meeting of stockholders, by~~ the affirmative vote of ~~the holders of~~ a majority of ~~the voting power of~~ all ~~shares of~~ the ~~Corporation entitled to vote generally in the election of directors (the “Voting Stock”) then outstanding, voting together as a single class; provided, however, that any proposed alteration or repeal of, or the adoption of any Bylaw inconsistent with, Sections 2, 8 or 11 of Article I of the Bylaws, with Section 1, 2 or 3 of Article II of the Bylaws, or Article X of the Bylaws or this sentence, by the stockholders shall require the affirmative vote of the holders of at least 80% of the voting power of all Voting Stock then outstanding, voting together as a single class; and provided, further, however, that in the case of any such stockholder action at a special meeting of stockholders, notice of the proposed alteration, repeal or adoption of the new Bylaw or Bylaws must be contained in the notice of such special meeting, or (b) by the affirmative vote of a majority of the total number of directors which the Corporation would have if there were no vacancies on~~votes entitled to be cast on the matter or (b) the Board of Directors.

ARTICLE IX

Amendment of Charter

Section 9.1.    The Corporation reserves the right to adopt, repeal, rescind, alter or otherwise amend in any respect any provision contained in this Charter, including but not limited to, any amendments changing the terms or contract rights of any class of its stock by classification, reclassification or otherwise, and all rights now or hereafter conferred on stockholders are granted subject to this reservation. Any amendment ~~of~~to the Charter shall be valid ~~and effective if such amendment shall have been authorized~~only if declared advisable by the Board of Directors and approved by the affirmative vote ~~at a meeting of the stockholders duly called for such purpose~~ of a majority of ~~the total number of shares outstanding and entitled to vote thereon, except that the affirmative vote of the holders of at least 80% of the Voting Stock then outstanding, voting together as a single class, at a meeting of the stockholders duly called for such purpose shall be required to alter, amend, adopt any provision inconsistent with or repeal Article V, Article VII, Section 8.2 of Article VIII, or this Article IX of the Charter~~all the votes entitled to be cast on the matter.

ARTICLE X

Limited Liability; Indemnification

Section 10.1.    To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal or with respect to any cause of action, suit or claim that, but for this Section 10.1 of this Article X, would accrue or arise, prior to such amendment or repeal.

Section 10.2.    The Corporation shall indemnify (a) its directors and officers, whether serving the Corporation or, at its request, any other entity, to the fullest extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the fullest extent permitted by law and (b) other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation’s Bylaws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the Charter, or of any such bylaw, resolution or contract, or repeal of any of their provisions shall limit or eliminate the right to indemnification provided hereunder or thereunder with respect to acts or omissions occurring prior to such amendment or repeal.

ARTICLE XI

Duration

Section 11.1.    The duration of the Corporation shall be perpetual.

THIRD: The amendment to and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation is as set forth in Article II of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Corporation’s current resident agent is as set forth in Article II of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Corporation is as set forth in Article VII of the foregoing amendment and restatement of the charter. The names of the directors currently in office and the classes of each director are as follows:

Class A: William R. Nuti, Gary J. Daichendt, Robert P. DeRodes

Class B: Edward Boykin, Linda Fayne Levinson, Deanna W. Oppenheimer

Class C: Richard T. McGuire III, Richard L. Clemmer, Kurt P. Kuehn

SEVENTH: The undersigned [•] acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned [•] acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its [•] and attested to by its [•] on this             day of             , 2015.

ATTEST:		NCR CORPORATION:

	By:		(SEAL)
Name:		Name:
Title:		Title:

DIRECTORS’ PROPOSAL TO AMEND THE CHARTER OF THE COMPANY TO ELIMINATE THE CLASSIFICATION OF THE BOARD OF DIRECTORS OF THE COMPANY AND PROVIDE FOR ANNUAL ELECTION OF ALL DIRECTORS ELECTED AT OR AFTER THE COMPANY’S 2016 ANNUAL MEETING OF

STOCKHOLDERS

(Item 6 on Proxy Card)

The Board of Directors (the “Board”) is submitting for stockholder approval a proposal to amend Article VII, Section 7.1(b) of the charter of the Company (the “Charter”) to phase out the present three-year staggered terms of our directors and instead provide for the annual election of directors beginning with the election of directors at the Company’s 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”). The Charter currently divides our Board into three classes, as nearly equal in number as possible, with members of each class elected to staggered three-year terms. Approximately one-third of our directors stand for election at each annual meeting of stockholders. The proposal set forth in this Item 6 (the “2015 Directors’ Proposal”) follows a vote by stockholders at the Company’s 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”) on a proposal of the same nature (the “2014 Directors’ Proposal”).

In order to phase out the present three-year staggered term of our directors and instead provide for the annual election of directors, the affirmative vote of not less than 80% of the shares of the outstanding stock entitled to vote generally in the election of directors (“Voting Stock”) must approve the 2015 Directors’ Proposal. At the 2014 Annual Meeting, the 2014 Directors’ Proposal, which sought stockholder approval of an amendment to Article VII, Section 7.1(b) of the Charter that would have provided for the annual election of directors beginning at the 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”), was approved by 78.43% of the Voting Stock. Thus, by a very small margin, the 2014 Directors’ Proposal failed to receive the required vote.

While the 2014 Directors’ Proposal was unsuccessful, the large number of votes it did receive indicates that there is substantial stockholder interest in eliminating the classified board and, instead, providing for the annual election of directors. Accordingly, the Board has directed the submission of this proposal for consideration at the 2015 Annual Meeting.

In order to effect the 2015 Directors’ Proposal, the stockholders must vote to approve the amendment of Article VII, Section 7.1(b) of the Charter as set forth on Exhibit C to this proxy statement. This amendment will provide that, beginning with the 2016 Annual Meeting, directors will be elected for a one-year term. This amendment is not intended to, and will not, abrogate, shorten or otherwise affect the term of any director elected before the 2016 Annual Meeting, including those directors who are candidates for election at the 2015 Annual Meeting as set forth on Item 1 of your Proxy Card.

Required Vote

The 2015 Directors’ Proposal will be approved if it receives the affirmative vote of not less than eighty percent of the shares of the outstanding stock of the Company entitled to vote generally in the election of directors. Abstentions and broker non-votes will have the effect of a vote against the proposed amendment.

The Board of Directors recommends that you vote FOR this proposal. Proxies received by the Board of Directors will be voted FOR this proposal unless they specify otherwise.

EXHIBIT C

The charter of the Corporation is hereby amended by deleting Section 7.1(b) in its entirety and inserting the following in lieu thereof:

(b) At the annual meeting of stockholders of the Corporation held in 2016, each of the successors to the directors whose terms expire at the annual meeting of stockholders in 2016 shall be elected to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies; at the annual meeting of stockholders of the Corporation held in 2017, each of the successors to the directors whose terms expire at the annual meeting of stockholders in 2017 shall be elected to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies; and beginning with the annual meeting of stockholders in 2018, all directors shall be elected to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualify.

OTHER MATTERS

The Board of Directors does not know of any matters that will be brought before the Annual Meeting other than those listed in the notice of meeting. If any other matters are properly introduced at the meeting for consideration, including consideration of a motion to adjourn the meeting to another time or place, the individuals named on the enclosed form of proxy will have authority to vote on such matters in their discretion.

ADDITIONAL INFORMATION

Cost of Proxy Solicitation

We will pay the expenses of soliciting proxies in connection with the Annual Meeting. Proxies may be solicited on our behalf through the mail, in person, by telephone, electronic transmission, or facsimile transmission. We have hired Georgeson Inc., to assist in the solicitation of proxies, at an estimated cost of $17,000, plus reimbursement of reasonable out-of-pocket expenses. In accordance with SEC and NYSE rules, NCR will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses of sending proxies and proxy materials to the beneficial owners of NCR common stock.

Procedures for Stockholder Proposals and Nominations

Under the Company’s Bylaws, nominations for election of directors at an annual meeting may be made only: (1) pursuant to the Company’s notice of meeting; (2) by the Board of Directors or a committee thereof; or (3) by a stockholder of the Company who was a stockholder of record, both at the time of giving of notice as provided for in the Bylaws and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has delivered notice to the Company no earlier than 150 days nor later than 5:00 p.m., Eastern Time, 120 days before the first anniversary of the date of the proxy statement for the preceding year’s annual meeting.

Our Bylaws also provide that other business may not be brought before an annual meeting unless it is: (1) specified in the notice of meeting (which includes stockholder proposals that the Company is required to include in its proxy statement under SEC Rule 14a-8); (2) brought before the meeting by or at the direction of the Board; or (3) brought by a stockholder of the Company who was a stockholder of record, both at the time of giving of notice as provided for in the Bylaws and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any other such business and who has delivered notice to the Company (containing certain information specified in the Bylaws) no earlier than 150 days nor later than 5:00 p.m., Eastern Time, 120 days before the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. In addition, a stockholder must comply with SEC Rule 14a-8 to have its proposal included in the Company’s proxy statement.

A copy of the full text of the Company’s Bylaws may be obtained upon written request to the Corporate Secretary at the address provided on page 2 of this proxy statement and online at http://www.ncr.com/company/corporate-governance.

Stockholder Proposals for 2016 Annual Meeting

Stockholders interested in presenting a proposal for consideration at NCR’s annual meeting of stockholders in 2016 must follow the procedures found in SEC Rule 14a-8 and the Company’s Bylaws. To be eligible for possible inclusion in the Company’s 2016 proxy materials, all qualified proposals must be received by NCR’s Corporate Secretary no earlier than October 14, 2015, nor later than 5:00 p.m. Eastern Time November 13, 2015.

The above notice and proxy statement are sent by order of the Board of Directors.

Edward Gallagher

Acting General Counsel and Secretary

Dated:    March 12, 2015

Detach Here

....................................................................................................................................................................................

2015 ANNUAL MEETING OF STOCKHOLDERS

RESERVATION REQUEST FORM

If you wish to view the 2015 Annual Meeting of Stockholders webcast at the offices of Venable LLP (located at 750 E. Pratt Street, Suite 900, Baltimore, MD 21202) please complete the following information and return to Edward Gallagher, Vice President, Acting General Counsel and Secretary, NCR Corporation, 250 Greenwich Street, 35th Floor, New York, NY 10007. Please note that no members of management or the Board of Directors will be in attendance at Venable LLP’s offices.

Your name and address:

Number of shares of NCR common stock you hold:

If the shares listed above are not registered in your name, identify the name of the registered stockholder below and include evidence that you beneficially own the shares.

Registered stockholder:
(name of your bank, broker, or other nominee)

THIS IS NOT A PROXY CARD

Your Internet or telephone authorization authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.
3097 SATELLITE BOULEVARD DULUTH, GA 30096	AUTHORIZE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 21, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

AUTHORIZE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 21, 2015. Have your proxy card in hand when you call and follow the instructions.
AUTHORIZE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to NCR Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
VOTE DURING THE MEETING
During The Meeting - Go to www.virtualshareholdermeeting.com/NCR
You may attend the Meeting via webcast and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by NCR in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to authorize your vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M82627-P60384-Z64870	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NCR CORPORATION		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following:		☐	☐	☐
Vote on Directors

1.	Election of Directors

Class A Nominees:
01) William R. Nuti
02) Gary J. Daichendt
03) Robert P. DeRodes

Class C Nominee:
04) Richard T. McGuire III

Vote on Proposals:

The Board of Directors recommends you vote FOR the following proposals:							For	Aganist	Abstain

2.	Ratify the appointment of independent registered public accounting firm for 2015.						☐	☐	☐

3.	Advisory vote to approve executive compensation as disclosed in these proxy materials.						☐	☐	☐

4.	To approve the directors’ proposal to approve the amendment and restatement of the NCR Corporation Economic Profit Plan for purposes of Section 162(m) of the Internal Revenue Code.						☐	☐	☐

5.

To approve the directors’ proposal to amend and restate the charter of the Company to eliminate the supermajority provisions contemplated by the Maryland General Corporation Law and the Company’s charter.

							☐	☐	☐

6.

To approve the directors’ proposal to amend the charter of the Company to eliminate the classification of the Board of Directors of the Company and provide for the annual election of all directors elected at or after the Company’s 2016 Annual Meeting of Stockholders.

							☐	☐	☐

7.	To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting, or any adjournment or postponement thereof, in the discretion of the proxy holder.						☐	☐	☐

NOTE: If you attend the meeting and decide to vote by ballot, your ballot will supersede this proxy. If signing for a corporation or partnership or as an agent, attorney or fiduciary, indicate the capacity in which you are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Annual Meeting of Stockholders

NCR’s Annual Meeting of Stockholders will be held at 9:00 a.m. on April 22, 2015 via a virtual meeting that will be webcast and can be accessed at www.virtualshareholdermeeting.com/NCR. Please see your proxy statement for instructions should you wish to attend the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of 2015 Annual Meeting of Stockholders and Proxy Statement, and 2014 Annual Report

on Form 10-K are available at www.proxyvote.com.

M82628-P60384-Z64870

NCR CORPORATION

Proxy/Voting Instruction Card

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NCR

FOR NCR’S ANNUAL MEETING OF STOCKHOLDERS ON APRIL 22, 2015

The undersigned stockholder of NCR Corporation, a Maryland corporation (“NCR” or the “Company”), hereby appoints William R. Nuti, Edward Gallagher and Robert P. Fishman, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, in each of them, to vote all shares of common stock of NCR that the undersigned is entitled to vote at NCR’s Annual Meeting of Stockholders to be held via a live webcast on April 22, 2015, and at any postponement or adjournment thereof, upon any matter that may properly come before the meeting, or any postponement or adjournment thereof, including the matters described in the accompanying proxy statement. This proxy also provides voting instructions to the trustee of the NCR Savings Plan and to the trustees and administrators of other plans, with regard to shares of NCR common stock the undersigned may hold under such plans for which the undersigned is entitled to vote at said meeting to the extent permitted by such plans and their trustees and administrators. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THE PROXIES OR THE TRUSTEES AND ADMINISTRATORS OF THE PLANS, AS THE CASE MAY BE, WILL VOTE THE SHARES IN ACCORDANCE WITH THE DIRECTIONS ON THIS CARD. IF YOU DO NOT INDICATE YOUR CHOICES ON THIS CARD, THE PROXIES WILL VOTE THE SHARES “FOR” THE NOMINEES FOR DIRECTORS, “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTING FIRM, “FOR” THE APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION AS DESCRIBED IN THE PROXY MATERIALS, “FOR” THE DIRECTORS’ PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE NCR CORPORATION ECONOMIC PROFIT PLAN FOR PURPOSES OF SECTION 162(m) OF THE INTERNAL REVENUE CODE, “FOR” THE DIRECTORS’ PROPOSAL TO AMEND AND RESTATE THE CHARTER OF THE COMPANY TO ELIMINATE THE SUPERMAJORITY PROVISIONS CONTEMPLATED BY THE MARYLAND GENERAL CORPORATION LAW AND THE COMPANY’S CHARTER,”FOR” THE DIRECTORS’ PROPOSAL TO AMEND THE CHARTER OF THE COMPANY TO ELIMINATE THE CLASSIFICATION OF THE BOARD OF DIRECTORS OF THE COMPANY AND PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS ELECTED AT OR AFTER THE COMPANY’S 2016 ANNUAL MEETING OF STOCKHOLDERS, AND IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF YOU ARE AN NCR SAVINGS PLAN PARTICIPANT OR OTHER PLAN PARTICIPANT ENTITLED TO VOTE AT THE 2015 ANNUAL MEETING OF STOCKHOLDERS AND DO NOT INDICATE YOUR CHOICES ON THIS CARD, THOSE SHARES WILL BE SO VOTED BY THE TRUSTEES OF SUCH PLANS.

(Continued and to be signed on reverse side.)

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 22, 2015.

Meeting Information
NCR CORPORATION	Meeting Type: Annual Meeting
For holders as of: February 10, 2015
Date: April 22, 2015 Time: 9:00 a.m.
3097 SATELLITE BOULEVARD DULUTH, GEORGIA 30096	Location: Virtual Meeting by webcast at www.virtualshareholdermeeting.com/NCR.
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT	2014 ANNUAL REPORT ON FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote .com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 8, 2015 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods
Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
During The Meeting:

Go to www.virtualshareholdermeeting.com/NCR. You may attend the Annual Meeting via webcast and vote during the Annual Meeting. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.      Election of Directors

Class A Nominees:

01) William R. Nuti

02) Gary J. Daichendt

03) Robert P. DeRodes

Class C Nominee:

04) Richard T. McGuire III

The Board of Directors recommends you vote FOR the following proposals:

2.      Ratify the appointment of independent registered public accounting firm for 2015.

3.      Advisory vote to approve executive compensation as disclosed in these proxy materials.

4.      To approve the directors’ proposal to approve the amendment and restatement of the NCR Corporation Economic Profit Plan for purposes of Section 162(m) of the Internal Revenue Code.

5.      To approve the directors’ proposal to amend and restate the charter of the Company to eliminate the supermajority provisions contemplated by the Maryland General Corporation Law and the Company’s charter.

6.      To approve the directors’ proposal to amend the charter of the Company to eliminate the classification of the Board of Directors of the Company and provide for the annual election of all directors elected at or after the Company’s 2016 Annual Meeting of Stockholders.

7.      To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting, or any adjournment or postponement thereof, in the discretion of the proxy holder.